As filed with the Securities and Exchange Commission on January 24, 2014

Securities Act File No. 333-192370

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

☒    Pre-Effective Amendment No. 2

☐    Post-Effective Amendment No.

CM FINANCE INC

(Exact Name of Registrant as Specified in Charter)

399 Park Avenue, 39th Floor

New York, New York 10022

(Address of Principal Executive Offices)

(212) 257-5199

(Registrant’s Telephone Number, Including Area Code)

Michael C. Mauer

Chief Executive Officer

CM Finance Inc

399 Park Avenue, 39th Floor

New York, New York 10022

(Name and Address of Agent for Service)

COPIES TO:

Steven B. Boehm, Esq. Stephani M. Hildebrandt, Esq. Sutherland Asbill & Brennan LLP 700 Sixth Street, NW Suite 700 Washington, DC 20001 Tel: (202) 383-0100 Fax: (202) 637-3593	James R. Tanenbaum, Esq. Anna T. Pinedo, Esq. Morrison & Foerster LLP 1290 Avenue of the Americas New York, NY 10104 Tel: (212) 468-8000 Fax: (212) 468-7900

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☒

It is proposed that this filing will become effective (check appropriate box):

☐    when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price (1)(2)(3)	Amount of Registration Fee(4)
Common Stock, $0.001 par value per share	$115,000,000	$14,812 (5)

(1)	Includes the underwriters’ option to purchase additional shares.
(2)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(3)	This Registration Statement also covers an indeterminate number of shares of the registered Common Stock that may be reoffered and resold on an ongoing basis after their initial sale in market-making transactions by an entity that may be deemed an affiliate of the Registrant.
(4)	Pursuant to Rule 457(q) under the Securities Act of 1933, no filing fee is required for the registration of an indeterminate amount of shares of Common Stock to be offered in market-making transactions by an entity that may be deemed an affiliate of the Registrant as described in Note (3) above.
(5)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement contains a prospectus relating to our initial public offering of shares of our common stock, par value $0.001. In addition, this Registration Statement contains a prospectus relating to sales of our common stock, par value $0.001, in connection with certain market-making and other transactions that may be effected by Keefe, Bruyette & Woods, Inc., which may be deemed to be an affiliate of CM Finance Inc, and any other broker-dealer affiliate in the secondary market following the completion of this offering. The complete prospectus relating to this initial public offering of common stock (the “Offering Prospectus”) follows immediately after this Explanatory Note. Following the Offering Prospectus are certain pages of the prospectus relating solely to such secondary market market-making transactions (referred to by us for convenience purposes as the “Market-Making Prospectus”), including an alternate front cover page and alternate sections entitled “Use of Proceeds” and “Plan of Distribution.” Each of such alternate pages has been marked “Alternate Page for Market-Making Prospectus.” A complete version of each of the Offering Prospectus and the Market-Making Prospectus will be filed with the Securities and Exchange Commission in accordance with Rule 497 under the Securities Act.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS

Subject to Completion dated January 24, 2014

6,666,666 Shares

CM Finance Inc

Common Stock

We are a specialty finance company that invests primarily in the debt of U.S. middle-market companies. We seek to invest primarily in middle-market companies that have annual revenues of at least $50 million and earnings before interest, taxes, depreciation and amortization (“EBITDA”) of at least $20 million. Our investment objective is to maximize the total return to stockholders in the form of current income and capital appreciation through debt and related equity investments by targeting investment opportunities with favorable risk-adjusted returns. The companies in which we invest typically are highly leveraged, and, in most cases, our investments in such companies are not rated by national rating agencies. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which are often referred to as “junk.”

We were formed in February 2012 and commenced operations in March 2012 as CM Finance LLC, a Maryland limited liability company. Immediately prior to the pricing of this offering, CM Finance LLC will be merged with and into CM Finance Inc, a Maryland corporation that is an externally managed, non-diversified closed-end management investment company that intends to file an election to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. We also intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code, for U.S. federal income tax purposes. Upon our election to be regulated as a BDC, we will be externally managed by CM Investment Partners LLC, which will also provide the administrative services necessary for us to operate.

This is an initial public offering of our shares of common stock. We are selling all of the shares of common stock offered by this prospectus.

Our shares of common stock have no history of public trading. Our common stock has been approved for listing on The Nasdaq Global Select Market under the symbol “CMFN.”

We currently expect that the initial public offering price per share of our common stock will be $15.00 per share. Assuming an initial offering price per share of $15.00, purchasers of shares of common stock in this offering will experience immediate dilution of approximately $0.33 per share. See “Dilution.” Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset values. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in this offering.

We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.”

Investing in our common stock involves an extremely high degree of risk and should be considered highly speculative. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 24 of this prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information will also be available free of charge by contacting us at 399 Park Avenue, 39th Floor, New York, New York 10022, Attention: Investor Relations, or by calling us collect at (212) 257-5199 or on our website at www.cmfn-inc.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

	Per share	Total
Public offering price	$15.00	$100,000,000
Sales load (1)	$0.90	$6,000,000
Proceeds to us, before expenses (2)(3)	$14.55	$96,999,990

(1)	The sales load includes underwriting discounts and commissions. CM Investment Partners LLC has agreed to pay to the underwriters a portion of the sales load in an amount equal to $3.0 million, or $0.45 per share. We are not obligated to repay the portion of the sales load paid by CM Investment Partners LLC. See “Underwriting.”
(2)	We estimate that we will incur offering expenses of approximately $1,200,000, or approximately $0.18 per share, in connection with this offering.
(3)	The Adviser has agreed to pay any offering expenses incurred by the Company that exceed $1,200,000 without recourse against or reimbursement by us. See “Underwriting.”

The underwriters may purchase up to an additional 1,000,000 shares from us at the public offering price, less the sales load, within 30 days from the date of this prospectus to cover over-allotments, if any. If the underwriters exercise this option in full, the total sales load will be $6.9 million, of which CM Investment Partners LLC has agreed to pay $3.45 million or $0.45 per share, resulting in total proceeds, before expenses, of $111.6 million to us.

The underwriters will reserve up to 333,333 shares from this offering for sale, directly or indirectly, to our directors and executive officers, and to certain other parties affiliated with us.

The underwriters expect to deliver the shares to purchasers on or before                 , 2014.

RAYMOND JAMES	KEEFE, BRUYETTE & WOODS A Stifel Company	OPPENHEIMER & CO.
STEPHENS INC.
WUNDERLICH SECURITIES

The date of this prospectus is                 , 2014

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You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

Through and including                     , 2014 (25 days after the date of this prospectus), U.S. federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus carefully.

We were formed in February 2012 and commenced operations in March 2012 as CM Finance LLC, a Maryland limited liability company. Immediately prior to the pricing of this offering and prior to the time we file our election to be regulated as a BDC, CM Finance LLC will be merged with and into CM Finance Inc, a Maryland corporation (the “CM Finance Merger”), that is an externally managed, non-diversified closed-end management investment company that intends to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Except as otherwise indicated, the terms “we,” “us,” “our” and “CM Finance” refer to CM Finance LLC prior to the CM Finance Merger and CM Finance Inc after the CM Finance Merger; and “CM Investment Partners” and the “Adviser” refer to our investment adviser and administrator, CM Investment Partners LLC.

When reading this prospectus, it is important to note that the historical financial statements and other historical financial information included herein are those of CM Finance LLC. Prior to the CM Finance Merger and this offering, CM Finance LLC did not pay any advisory fees and was not regulated as a BDC under the 1940 Act. Therefore, CM Finance LLC has not been subject to certain restrictions imposed by the 1940 Act on BDCs prior to the CM Finance Merger and the consummation of this offering. If CM Finance LLC had been regulated as a BDC under the 1940 Act, CM Finance LLC’s performance may have been adversely affected. In addition, prior to our election to be regulated as a BDC, we have been externally managed by CM Investment Partners, LP. Although CM Investment Partners, LP was led by Messrs. Mauer and Jansen, the remaining investment team of CM Investment Partners, LP was composed of different investment professionals than the current investment team of the Adviser, which may result in materially different investment performance.

Unless otherwise indicated, all information assumes that the underwriters’ over-allotment option is not exercised.

We define “middle-market companies” generally as those companies that have an enterprise value, which represents the aggregate of debt value and equity value of the entity, of less than $750 million.

CM Finance

We are a specialty finance company that invests primarily in the debt of U.S. middle-market companies. We are externally managed by CM Investment Partners LLC. The Adviser is led by Michael C. Mauer and Christopher E. Jansen, who together have over 40 years of experience in the leveraged debt markets. Our investment objective is to maximize total return to stockholders in the form of current income and capital appreciation through debt and related equity investments by targeting investment opportunities with favorable risk-adjusted returns.

We seek to invest primarily in middle-market companies that have annual revenues of at least $50 million and EBITDA of at least $20 million. We focus on companies with leading market positions, significant asset or franchise values, strong free cash flow and experienced senior management teams, with emphasis on companies with high-quality sponsors. Our investments will typically range in size from $5 million to $25 million. We expect that our portfolio companies will use our capital for organic growth, acquisitions, market or product expansion, refinancings, and/or recapitalizations. We invest, and intend to continue to invest, in unitranche loans and standalone second and first lien loans, with an emphasis on floating rate debt. Unitranche loans are loans structured as first lien loans with certain characteristics of mezzanine loan risk in one security. We will also selectively invest in mezzanine loans/structured equity and in the equity of portfolio companies through warrants and other instruments, in most cases taking such upside participation interests as part of a broader investment relationship.

We strive to maintain a strong focus on credit quality, investment discipline and investment selectivity. We believe that investing in the debt of private middle-market companies generally provides a more attractive relative value proposition than investing in broadly syndicated debt due to the conservative capital structures and superior default and loss characteristics typically associated with middle-market companies. We believe that, because private middle-market companies have limited access to capital providers, debt investments in these companies typically carry above-market interest rates and include more favorable protections, resulting in attractive risk-adjusted returns across credit cycles while better preserving capital. The companies in which we invest typically are highly leveraged, and, in most cases, our investments in such companies are not rated by national rating agencies. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which are often referred to as “junk.”

The Adviser’s investment team is led by Messrs. Mauer and Jansen. Messrs. Mauer and Jansen are supported by 16 additional investment professionals, which, together with Messrs. Mauer and Jansen, we refer to as the “Investment Team.” The members of the Investment Team have over 200 combined years of structuring customized debt solutions for middle-market companies, which we believe will enable us to generate favorable returns across credit cycles with an emphasis on preserving capital. The members of the Investment Team have extensive networks for sourcing investment opportunities through direct corporate relationships and relationships with private equity firms, investment banks, restructuring advisors, law firms, boutique advisory firms and distressed/specialty lenders. The members of the Investment Team also have extensive experience across various industries, including aviation, cable, defense, healthcare, media, mining, oil and gas, power, retail, telecommunications, trucking and asset-backed special situations. In addition, Mr. Jansen has extensive experience restructuring specific debt investments as a portfolio manager, including while at Stanfield Capital Partners, and Mr. Mauer has considerable managerial experience, including having led a restructuring and asset-based lending group at Citigroup Inc. Messrs. Mauer and Jansen have developed an investment process for reviewing lending opportunities, structuring transactions and monitoring investments throughout multiple credit cycles. As a result of the relationships and experience of the members of the Investment Team and the leadership of Messrs. Mauer and Jansen, we believe we will be able to achieve appropriate risk-adjusted returns by investing in companies that have restructured but do not have sufficient track records to receive traditional lending terms from a commercial bank or the broadly syndicated leveraged finance market.

As of September 30, 2013, our portfolio consisted of debt and equity investments in 12 portfolio companies with a fair value of $132.9 million. As of September 30, 2013, our portfolio consisted of 54.8% first lien investments, 44.6% second lien investments and 0.6% warrant positions, and had a weighted average annualized yield of approximately 11.06%. The weighted average yield was computed using the effective interest rates for all of our debt investments at fair value, plus the yield to maturity from September 30, 2013 of all of our debt investments, including our unfunded obligations as if our unfunded obligations were fully funded and is weighted based on each respective investment’s par amount. See “Portfolio Companies.”

The industry composition of our portfolio at fair value at September 30, 2013 was as follows:

Industry	Percentage of Total Investments
Airlines	8.14%
Automobiles and Components	10.56
Commercial Services	3.66
Diversified Financial Services	6.32
Healthcare-Products/Services	15.05
Oil and Gas	21.35
Pipelines	7.62
Telecommunications	18.24
Trucking and Leasing	9.06

Total	100.00%

We have, through CM Finance SPV Ltd. (“CM SPV”), our wholly owned subsidiary, a financing facility (the “Financing Facility”) with UBS AG, London Branch (together with its affiliates, “UBS”). The Financing Facility includes a $76.5 million term securitized financing facility (the “Term Financing”), which expires on May 22, 2016, and a $50.0 million revolving financing (the “Revolving Financing”), which expires on December 4, 2015. The Financing Facility is collateralized by a portion of the debt investments in our portfolio (the “Assets”). We pay interest on the face amount of the Term Financing monthly at a rate of one-month LIBOR plus 2.85% per annum. The Revolving Financing bears interest at a rate of (a) 2.10% per annum from December 4, 2013 through December 4, 2014 and (b) 1.60% per annum from December 5, 2014 through the term of the Revolving Financing. With respect to undrawn amounts, we will pay interest monthly on the daily average of amounts that are not drawn on the Revolving Financing at a rate of 0.50%. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview.”

Recent Developments

In December 2013, we entered into an arrangement (the “Stifel Arrangement”) with Stifel Venture Corp. (“Stifel”), a wholly owned subsidiary of Stifel Financial Corp., pursuant to which Stifel agreed to make a capital contribution to us in an aggregate amount equal to the lesser of $40.0 million and 17.2% of our issued and outstanding shares of common stock after giving effect to this offering at the assumed initial public offering price per share. As a result, Stifel will make a capital contribution of $32.7 million, which we intend to use to repurchase $32.7 million of the interests of the Cyrus Funds (as defined herein) in us at a per share price of $15.00, equal to the assumed initial public offering price per share, immediately after the CM Finance Merger and prior to our election to be regulated as a BDC and the pricing of this offering. Stifel also owns 20% of the Adviser. See “—Formation Transactions.”

Since September 30, 2013, we made five new investments totaling $73.0 million, one of which was an addition to an existing investment, which increased our investment portfolio to $167.9 million and the average investment per company to $11.2 million as follows:

•	$12.0 million investment in a second lien loan of CT Technologies Intermediate Holdings, Inc.;

•	$20.0 million additional investment in a first lien, fully funded revolving credit of Endeavour International Corp.;

•	$11.0 million investment in a second lien term loan of Bennu Oil & Gas, LLC.;

•	$15.0 million investment in a second lien term loan of TNT Crane & Rigging; and

•	$15.0 million investment in a first lien term loan of American Gaming Systems.

In addition, our $18.0 million investment in the letter of credit facility and our $20.0 million investment in the revolving credit of Endeavor International Corp. were repaid. We also sold our $12.3 million investment in YRC Worldwide Inc. Letter of Credit facility. This investment was unfunded.

On December 4, 2013, we amended the terms of the Financing Facility to add the $50.0 million Revolving Financing, which expires on December 4, 2015. The Revolving Financing bears interest at a rate of (a) 2.10% per annum from December 4, 2013 through December 4, 2014 and (b) 1.60% per annum from December 5, 2014 through the term of the Revolving Financing. With respect to undrawn amounts, we will pay interest monthly on the daily average of amounts that are not drawn on the Revolving Financing at a rate of 0.50%.

The Adviser

Upon our election to be regulated as a BDC, CM Investment Partners LLC will become our external investment adviser. Prior to our election to be regulated as a BDC, CM Investment Partners, LP has served as our investment adviser. The Adviser is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. The Adviser is led by Mr. Mauer, our Chief Executive Officer, and the Managing Member and Co-Chief Investment Officer of the Adviser, and Mr. Jansen, our President and Secretary, and the Co-Chief Investment Officer of the Adviser. Mr. Mauer was formerly Global Co-Head of Leveraged Finance and Global Co-Head of Fixed Income Currency and Commodity Distribution at Citigroup Inc. and a senior member of its credit committee responsible for all underwriting and principal commitments of leveraged finance capital worldwide. Mr. Jansen was a founding Managing Partner and Senior Portfolio Manager for Stanfield Capital Partners and had a leading role in planning its strategic direction. At Stanfield, Mr. Jansen was responsible for the management of 15 different portfolios aggregating in excess of $7 billion in assets consisting of large corporate loans, middle-market loans, second lien loans, high yield bonds and structured finance securities. See also “Management—Biographical Information.” Messrs. Mauer and Jansen hold a 42% interest in the Adviser, and Stifel holds a 20% interest in the Adviser. The Cyrus Funds also hold a 38% indirect economic interest, but no voting interest, in the Adviser.

The Adviser’s Investment Team is led by Messrs. Mauer and Jansen and includes 16 additional investment professionals of whom 10 support the Adviser pursuant to a services agreement (the “Services Agreement”) with Cyrus Capital Partners, L.P. (“Cyrus Capital”), a separately registered investment adviser that serves as the investment adviser to various private investment funds. The members of the Investment Team have over 200 combined years of structuring customized debt solutions for middle-market companies, which we believe will enable us to generate favorable returns across credit cycles with an emphasis on preserving capital. The members of the Investment Team are highly qualified investment professionals who have a demonstrated ability to identify, source, analyze, invest in and monitor investments in U.S. middle-market companies. We believe the members of the Investment Team share a common investment philosophy built on a framework of rigorous business assessment, extensive due diligence and disciplined risk valuation methodology.

Upon the completion of the CM Finance Merger, we will enter into an investment advisory and management agreement (the “Investment Advisory Agreement”) with CM Investment Partners LLC, as our investment adviser. Under the Investment Advisory Agreement, we will pay the Adviser a management fee equal to 1.75% of our gross assets, payable in arrears on a quarterly basis. In addition, pursuant to the Investment Advisory Agreement, we will pay the Adviser an Incentive Fee equal to 20.0% of pre-incentive fee net investment income, subject to an annualized hurdle rate of 8.0% with a “catch up” fee for returns between the annualized 8.0% hurdle and 10.0% as well as 20.0% of aggregate net capital gains. For the period commencing upon the consummation of this offering and ending December 31, 2014, the Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support a minimum dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). For the periods January 1, 2015 to December 31, 2015 and January 1, 2016 to December 31, 2016, the Adviser has agreed to waive its incentive fees, without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support minimum dividend payments on shares of common stock outstanding on the relevant dividend payment dates of 9.25% and 9.375%, respectively (to be paid on a quarterly basis). The annual dividend yield will be based on our initial public offering price per share. Net investment income is defined as Generally Accepted Accounting Principles (“GAAP”) net income before net realized and unrealized gains (losses). See “Management Agreements—Management Fees.”

Under an administration agreement (the “Administration Agreement”) with the Adviser the Adviser will provide us with our interim chief financial officer, our chief compliance officer, other accounting and back-office professionals, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. The Adviser has retained the services of accounting and back office professionals through the Services Agreement with Cyrus Capital to assist the Adviser in fulfilling certain of its obligations to us under the Administration Agreement. See “Management Agreements—Administration Agreement” and “Related Party Transactions and Certain Relationships—Services Agreement.” Anthony Scire, our interim Chief Financial Officer and Treasurer, and the other accounting and back-office professionals are Cyrus Capital employees who perform their duties on behalf of the Adviser pursuant to the Services Agreement with Cyrus Capital. Following the completion of this offering, the Adviser intends to hire a chief financial officer, who will also serve as our chief financial officer. We also expect that the Adviser will hire additional investment and other personnel as necessary, to support our growth and reduce the Adviser’s use of Cyrus Capital’s employees over time.

Market Opportunity

We believe that the current investment environment presents a compelling case for investing in secured debt (including unitranche debt and standalone second and first lien loans) and unsecured debt (including mezzanine/structured equity) of middle-market companies. The following factors represent the key drivers of our focus on this attractive market segment:

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Reduced Availability of Capital for Middle-Market Companies. We believe there are fewer providers of financing and less capital available for middle-market companies compared to prior to the recent economic downturn. We believe that, as a result of that downturn:

•	many financing providers have chosen to focus on large, liquid corporate loans and syndicated capital markets transactions rather than lending to middle-market businesses;

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recent regulatory changes, including adoption of the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and the introduction of new international capital and liquidity requirements under the 2012 Basel III Accords, or Basel III, have caused banks to curtail lending to middle-market companies;

•	hedge funds and collateralized loan obligation managers are less likely to pursue investment opportunities in our target market as a result of reduced availability of funding for new investments; and

•	consolidation of regional banks into money center banks has reduced their focus on middle-market lending.

As a result, we believe that less competition will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process.

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Robust Demand for Debt Capital. According to PitchBook, a market research firm, private equity firms raised an estimated $1.1 trillion of equity commitments from 2006 to 2012, with approximately $348.2 billion of this capital available for investment as of the end of 2012. In addition, private equity deal flow continues to improve since the 2007-2008 recession, totaling $345 billion in 2012 according to PitchBook. Private equity firms have also refocused their attention towards lower middle-market and middle-market deals (defined for this purpose as generally those companies with an enterprise value of $750 million or less). We expect the large amount of uninvested capital commitments will drive buyout activity over the next several years, which should, in turn, create lending opportunities for us. In addition to increased buyout activity, a high volume of senior secured and high yield debt originated from 2004 through 2007 will need refinancing in the near term and, accordingly, we believe that new financing opportunities will increase as many companies seek to refinance this indebtedness.

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Attractive Deal Pricing and Structures. We believe that, in general, middle-market debt investments are priced more attractively to lenders than larger, more liquid, public debt financings, due to the more limited universe of lenders as well as the highly negotiated nature of these financings. Middle-market transactions tend to offer stronger covenant packages, higher interest rates, lower leverage levels and better call protection compared to larger financings. In addition, middle-market loans typically offer other investor protections, such as default penalties, lien protection, change of control provisions and information rights for lenders.

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Specialized Lending Requirements. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the Investment Team’s experience, lending to private U.S. middle-market companies is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies. Lending to smaller capitalization companies requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community.

Competitive Strengths

We believe that the Adviser’s disciplined approach to origination, portfolio construction and risk management should allow us to achieve favorable risk-adjusted returns while preserving our capital. We believe that the following competitive strengths will provide an attractive investment opportunity for investors:

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Large and Experienced Team with Substantial Resources. The Adviser and its Investment Team is led by Michael C. Mauer and Christopher E. Jansen, who each has over 20 years investing in, providing corporate finance services to, restructuring and consulting with middle-market companies. Messrs. Mauer and Jansen are supported by 16 additional investment professionals, who together have more than 200 combined years of structuring strategic capital for business expansion, refinancings, capital restructuring, post-reorganization financing and servicing the general corporate needs of middle-market companies. We believe that the Investment Team and its resources provide a significant advantage and will contribute to the strength of our business and enhance the quantity and quality of investment opportunities available to us.

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Capitalize on the Investment Team’s Extensive Relationships with Middle-Market Companies, Private Equity Sponsors and Intermediaries. The members of the Investment Team have extensive networks for sourcing investment opportunities through corporate relationships and relationships with private equity firms, investment banks, restructuring advisors, law firms, boutique advisory firms and distressed/specialty lenders. We believe that the strength of these relationships in conjunction with the Investment Team’s ability to structure financing solutions for companies that incorporate credit protections at attractive returns will provide us with a competitive advantage in identifying investment opportunities in our target market. In addition, pursuant to our arrangement with Stifel and subject to certain restrictions, Stifel will use its commercially reasonable efforts to present to us the opportunity to review and bid on Stifel Nicolaus & Company, Incorporated-originated leveraged finance and high yield corporate debt opportunities consistent with our investment strategy.

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Disciplined Underwriting Policies and Rigorous Portfolio Management. Messrs. Mauer and Jansen have an established credit analysis and investment process to analyze investment opportunities thoroughly. This process, followed by the Investment Team, includes structuring loans with appropriate covenants and pricing loans based on our knowledge of the middle market and our rigorous underwriting standards. We focus on capital preservation by extending loans to portfolio companies with assets that we believe will retain sufficient value to repay us even in depressed markets or under liquidation scenarios. Each investment is analyzed from its initial stages by either Mr. Mauer or Mr. Jansen, the Adviser’s Co-Chief Investment Officers, and a senior investment professional of the Investment Team. Every initial investment requires the unanimous approval of the Adviser’s investment committee, consisting of Messrs. Mauer, Jansen and Stephan Kuppenheimer, who will be Stifel’s appointee to our board of directors. See “Prospectus Summary—Formation Transactions.” Every follow-on investment decision in an existing portfolio company and any investment dispositions require approval by at least Messrs. Mauer and Jansen. Under the supervision of Messrs. Mauer and Jansen, the Investment Team also monitor the portfolio for developments on a daily basis, perform credit updates on each investment, review financial performance on at least a quarterly basis, and have regular discussions with the management of portfolio companies. We believe the Adviser’s investment and monitoring process and the depth and experience of the Investment Team gives us a competitive advantage in identifying investments and evaluating risks and opportunities throughout the life cycle of an investment.

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Ability to Structure Investments Creatively. Our Investment Team has the expertise and ability to structure investments across all levels of a company’s capital structure. These individuals have extensive experience in cash flow, asset-based lending, workout situations and investing in distressed debt, which should enable us to take advantage of attractive investments in recently restructured companies. Furthermore, with the additional capital raised in this offering, we believe we will be in a better position to leverage the existing knowledge and relationships that the Investment Team has developed to lead investments that meet our investment criteria. We believe that current market conditions will allow us to structure attractively priced debt investments and may allow us to incorporate other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, payment-in-kind, or PIK, interest and certain forms of equity securities.

Investment Strategy

We invest, and intend to continue to invest, in unitranche loans, standalone second and first lien loans, and selectively in mezzanine loans/structured equity and in the equity of portfolio companies through warrants and other instruments, in most cases taking such upside participation interest as part of an overall relationship. We seek to invest primarily in middle-market companies that have annual revenues of at least $50 million and EBITDA of at least $20 million. Our investments will typically range in size from $5 million to $25 million. We may invest in smaller or larger companies if there is an attractive opportunity, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. During such dislocations, we expect to see more deep value investment opportunities offering prospective returns that are disproportionate to the associated risk profile. We focus on companies with leading market positions, significant asset or franchise values, strong free cash flow and experienced senior management teams, with an emphasis on companies with high-quality sponsors. Our investment objective is to generate both current income and capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.

The Adviser pursues debt investments that offer high cash yields, cash origination fees, and lower leverage levels. The Adviser seeks to structure our debt investments with strong protections, including default penalties, information rights, and affirmative and negative financial covenants, such as lien protection and restrictions concerning change of control. We believe these protections, coupled with the other features of our investments, should allow us to reduce our risk of capital loss and achieve attractive risk-adjusted returns, although there can be no assurance that we will be able to structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.

The Investment Team will use some or all of the following criteria to evaluate each prospective portfolio company.

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Established companies with a history of positive operating cash flow. We seek to invest in established companies with sound historical financial performance, operating profitability and significant free cash flow. These companies typically will have proven products and/or services that provide a competitive advantage versus their competitors or new entrants.

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Experienced management team with meaningful equity ownership. The Adviser generally requires that our portfolio companies have an experienced management team with meaningful equity ownership and strong corporate governance.

•	Significant invested capital. The Adviser believes that the existence of significant underlying equity value provides important support to our debt investments.

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Private equity sponsorship. We seek to invest where private equity sponsors have demonstrated capabilities in building enterprise value. In addition, we seek to co-invest with specialty lenders and other financial institutions, including Stifel and Cyrus Capital.

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Ability to exert meaningful influence. We target, and intend to continue to target, investment opportunities in which we will be a significant investor in the tranche and in which we can add value through active participation in the direction of the company, sometimes through advisory positions.

•	Visible exit strategy. We generally seek to invest in companies that the Adviser believes possess attributes that will provide us with the ability to exit our investments as appropriate

Formation Transactions

We were formed on February 15, 2012 and commenced operations in March 2012. In March 2012, we were originally capitalized with a capital commitment of $50.0 million from funds (the “Cyrus Funds”) managed by Cyrus Capital, which we refer to as our initial private placement. The Cyrus Funds also hold a 38% indirect economic interest, but no voting interest, in the Adviser.

As of September 30, 2013, we had aggregate capital commitments of $110 million by the Cyrus Funds. Subsequent to September 30, 2013, the Cyrus Funds increased their aggregate capital commitments to $163.6 million. As of the date of this prospectus, we have called all outstanding capital commitments from the Cyrus Funds, which have been used to make investments in accordance with our investment strategy and pay for expenses of the Company. See “Control Persons and Principal Stockholders.”

Immediately prior to the pricing of this offering and prior to the time we file our election to be regulated as a BDC, through a series of transactions, CM Finance LLC will be merged with and into CM Finance Inc, a Maryland corporation, leaving CM Finance Inc as the surviving entity. In connection with the CM Finance Merger, we will issue 6.0 million shares of common stock of CM Finance Inc to the Cyrus Funds at a per share price of $15.00, equal to the assumed initial public offering price per share, and approximately $38.5 million in debt (the “Cyrus Funds Debt”) having an aggregate value of approximately $128.5 million (which represents the Cyrus Funds’

share of our net asset value as of the most recent quarter end for which financial statements have been included in this prospectus, adjusted for earnings, appreciation, depreciation, cash contributions and distributions following such quarter but before the closing of the CM Finance Merger). The Cyrus Funds Debt bears interest at rate of 6.0% per annum and will become due on the fifth anniversary of the closing of the CM Finance Merger. We expect to use a portion of the net proceeds of this offering to repay the Cyrus Funds Debt. The shares of common stock issued to the Cyrus Funds in the CM Finance Merger are not being registered for resale under the registration statement of which this prospectus forms a part.

In December 2013, we entered into the Stifel Arrangement pursuant to which Stifel agreed to make a capital contribution to us in an aggregate amount equal to the lesser of $40.0 million and 17.2% of our issued and outstanding shares of common stock after giving effect to this offering at the assumed initial public offering price per share. As a result, Stifel will make a capital contribution of $32.7 million, which we intend to use to repurchase $32.7 million of the Cyrus Funds’ interest in us immediately after the CM Finance Merger and prior to our election to be regulated as a BDC and the pricing of this offering. We refer to Stifel’s investment in us and the CM Finance Merger as the “formation transactions.” Upon funding of its commitment to us, we will enter into an agreement with Stifel giving Stifel the right to nominate for election a member of our board of directors, who will be considered “interested” (that is, not independent for purposes of the 1940 Act). See “Control Persons and Principal Stockholders.” Under the Stifel Arrangement, Stifel also has a 20% interest in the Adviser and has a right to appoint a member to the Adviser’s investment committee.

Upon consummation of the formation transactions and upon completion of this offering, Stifel will own 2,181,818 shares of our common stock, or approximately 17.2% of our total outstanding common stock, and the Cyrus Funds will own, in the aggregate, 3,818,182 shares of our common stock, or approximately 30.1% of our total outstanding common stock, assuming an offering of $100 million. See “Risk Factors—Risks Relating to this offering—Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.” The shares of our common stock held by Stifel and the Cyrus Funds will be subject to lock-up agreements. See “Shares Eligible for Future Sale—Lock-up Agreements.” In addition, pursuant to an irrevocable proxy, the Cyrus Funds’ shares of our common stock must be voted in the same percentages as our other stockholders (excluding Stifel) vote their shares. No such voting conditions apply to Stifel’s shares of our common stock. We have also granted the Cyrus Funds and Stifel certain post-offering registration rights. See “Shares Eligible for Future Sale—Registration Rights.”

Conflicts of Interests

As described more fully below, we have entered into certain agreements and arrangements with Stifel, Cyrus Capital and the Cyrus Funds that may cause conflicts of interest.

Stifel Arrangement

As described above, Stifel will own approximately 17.2% of our total outstanding common stock upon completion of this offering, assuming an offering of $100 million, and also owns a 20% interest in the Adviser. As a result, Stifel will benefit from our performance and our investments. Stifel will have the right to nominate for election a member of our board of directors, who will be considered “interested” (that is, not independent for purposes of the 1940 Act). In addition, Stifel also has the right to appoint a representative to the Adviser’s three-member board of managers and a member of the Adviser’s investment committee. Stifel will not have any rights to exercise a controlling influence over our day-to-day operations or the operations or investment management function of the Adviser.

Six of the investment professionals employed by the Adviser as part of its Investment Team are also employees of Stifel pursuant to the Stifel Arrangement. Although these investment professionals dedicate a majority of their time to the business and activities of the Adviser, they are dual employees of both Stifel and the Adviser, and as a result, may continue to engage in investment advisory activities for Stifel. In addition, until such time as we and the Adviser no longer share office space with Cyrus Capital, these dual employees will not maintain office space with the Adviser or Cyrus Capital. This dual employment arrangement could result in a conflict of interest and may distract these investment professionals from their responsibilities to us. Mr. Kuppenheimer is a member of the Adviser’s investment committee and will be a member of our board of directors. Mr. Kuppenheimer is also an employee of Stifel, and as a result, continues to engage in investment advisory activities for Stifel, which could result in a conflict of interest and may distract Mr. Kuppenheimer from his responsibilities to us. Messrs. Mauer and Jansen monitor the activities of the members of the Investment Team for any conflicts of interest and will seek to resolve them on our behalf, subject to the oversight of our board of directors. As a member of the Adviser’s investment committee and our board of directors, Mr. Kuppenheimer will recuse himself from consideration of any potential conflict related to Stifel, should any such conflicts arise.

Under the Stifel Arrangement and subject to certain restrictions, Stifel will use its commercially reasonable efforts to present to us the opportunity to review and bid on all Stifel Nicolaus & Company, Incorporated-originated leveraged finance and high yield corporate debt opportunities consistent with our investment strategy, subject to the approval of our board of directors, as necessary under the 1940 Act, and certain other limitations. Stifel may invest in the same portfolio companies that we invest in, and (regardless of whether our investment arose from a Stifel-originated opportunity) Stifel may, through such investments, have interests that conflict with ours, including receiving fees from the portfolio company directly as well as through its interest in the Adviser. We believe that we may co-invest with Stifel and its affiliates upon approval of a majority of our directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Keefe, Bruyette & Woods, Inc., one of the underwriters in this offering, is a subsidiary of Stifel Financial Corp. (and a sister company to Stifel). Because Stifel will own a 36.4% interest in us immediately prior to the completion of this offering and, assuming an offering of $100 million, approximately 17.2% of our common stock after giving effect to this offering, and owns an interest in the Adviser, and will benefit from our performance, including in this offering, it may be deemed an affiliate under applicable rules of the Financial Industry Regulatory Authority (“FINRA”). See “Underwriting” for additional information.

Cyrus Capital Relationship

As described above, the Cyrus Funds will own approximately 30.1% of our outstanding common stock upon completion of this offering, and also hold a 38% indirect economic interest, but no voting interest, in the Adviser. As a result, Cyrus Capital benefits from our performance and our investments. Pursuant to an irrevocable proxy, the Cyrus Funds’ shares of our common stock must be voted in the same percentages as our other stockholders (excluding Stifel) vote their shares. Cyrus Capital will not have any rights to exercise a controlling influence over our operations or the operations or investment management function of the Adviser. As a result of the relationship with Cyrus Capital and the Cyrus Funds, we could be presumed to be an affiliate of the Cyrus Funds under the 1940 Act. However, a person’s status as an “affiliate” under the 1940 Act is a rebuttable presumption, which we believe we can successfully refute. As a result, we believe that we may invest in the same portfolio companies that the Cyrus Funds invest in, without seeking exemptive relief from the SEC. In addition, the Cyrus Funds may, through such co-investments, have interests that conflict with ours, including receiving fees from the portfolio company directly as well as through its economic interest in the Adviser. Cyrus Capital may also provide us with investment opportunities.

Pursuant to the Services Agreement, the Adviser is supported by 10 investment professionals of Cyrus Capital, selected by Messrs Mauer and Jansen, who will provide investment services to us as part of the Adviser’s Investment Team and in connection with the Adviser’s obligations to us under the Investment Advisory Agreement. These investment professionals will continue to engage in investment advisory activities for the private investment funds managed by Cyrus Capital, including the Cyrus Funds, which could result in a conflict of interest, and may distract them from their responsibilities to us. Initially, we expect that the Adviser would rely on the investment professionals that perform analyst functions provided under the Services Agreement for less than 25% of the aggregate time dedicated to the business by the Adviser’s Investment Team.

In addition, our interim Chief Financial Officer is an employee of Cyrus Capital and is provided to us pursuant to the Adviser’s obligations under the Administration Agreement. The Adviser has retained the services of our interim Chief Financial Officer under the terms of the Services Agreement, and we will also be receiving other administrative services from the Adviser, pursuant to the Administration Agreement, which, in turn, are provided to the Adviser by Cyrus Capital under the terms of the Services Agreement. In addition, we currently share office space with the Adviser and Cyrus Capital. Following the completion of this offering, the Adviser intends to hire a chief financial officer, who will also serve as our chief financial officer. We also expect to move our office space during the first calendar quarter of 2014 and will then no longer share office space with Cyrus Capital.

Other Conflicts of Interest

We may also have conflicts of interest arising out of the investment advisory activities of the Adviser. The Adviser may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by the Adviser or any of its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal investment allocation policies, (b) the requirements of the Investment Advisers Act of 1940 as amended (the “Advisers Act”), and (c) certain restrictions under the 1940 Act regarding co-investments with affiliates.

See “Risk Factors—Risks Related to Our Business—There are significant potential conflicts of interest that could affect our investment returns,” “—Conflict related to obligations the Adviser or its affiliates have to other clients” and “—The incentive fee structure we have with the Adviser may create incentives that are not fully aligned with the interests of our stockholders.”

SBIC License

We intend to apply for a license to form a small business investment company subsidiary, or SBIC subsidiary. The application is subject to approval by the United States Small Business Administration, or the SBA, and we can make no assurances that the SBA will approve our application. The SBIC subsidiary would be allowed to issue SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. SBA-guaranteed debentures generally have longer maturities and lower interest rates than other forms of debt that may be available to us. Neither we nor the Adviser has ever operated an SBIC. See “Risk Factors—Risks Related to Our Business and

Structure—If we receive qualification from the SBA to be licensed as an SBIC but we are unable to comply with SBA regulations after the SBIC subsidiary is licensed as an SBIC, our business plan and investment objective could be adversely affected.”

Corporate Information

Our principal executive offices are currently located at 399 Park Avenue, 39th Floor, New York, New York 10022, and our telephone number is (212) 257-5199. We expect to move our principal executive offices during the first calendar quarter of 2014 and will then no longer share office space with Cyrus Capital. We maintain a website located at www.cmfn-inc.com. Information on our website is not incorporated into or a part of this prospectus.

We are an “emerging growth company,” within the meaning of the JOBS Act. As an emerging growth company, we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable generally to public companies. We will remain an emerging growth company until the earlier of (a) the last day of the fiscal year: (i) following the fifth anniversary of the completion of this offering; (ii) in which we have total annual gross revenue of at least $1.0 billion; or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

THE OFFERING

Common stock offered by us	6,666,666 shares (or 7,666,666 shares if the underwriters exercise their over-allotment in full).

Common stock to be outstanding after this offering	12,666,666 shares (or 13,666,666 shares if the underwriters exercise their over-allotment in full). This includes 6,000,000 shares of common stock issued in connection with the formation transactions.

Use of Proceeds	We expect the net proceeds to us from this offering to be approximately $95.8 million (or approximately $110.4 million if the underwriters exercise their over-allotment option in full) after deducting underwriting discounts and commissions and estimated organization and offering expenses payable by us.

We intend to use the net proceeds to repay the Cyrus Funds Debt. We intend to use the remaining net proceeds to invest in unitranche loans and standalone second and first lien loans, and selectively in mezzanine loans/structured equity and in the equity of portfolio companies through warrants and other instruments in accordance with our investment objective and for general corporate purposes. Pending such use, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Use of Proceeds.”

Investment Advisory Agreement Fees	We will pay the Adviser a fee for its services under the Investment Advisory Agreement. This fee consists of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents. The base management fee will be payable quarterly in arrears.

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to an annualized hurdle rate of 8.0% with a “catch up” fee for returns between the 8.0% hurdle and 10.0%. The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20.0% of our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. See “Management Agreements—Management Fee and Incentive Fee.”

Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our Administration Agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount (“OID”), debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) will be paid to the Adviser, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

Our net pre-incentive fee investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee.

For the period commencing upon the consummation of this offering and ending December 31, 2014, the Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support a minimum dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). For the periods January 1, 2015 to December 31, 2015 and January 1, 2016 to December 31, 2016, the Adviser has agreed to waive its incentive fees, without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support minimum dividend payments on shares of common stock outstanding on the relevant dividend payment dates of 9.25% and 9.375%, respectively

(to be paid on a quarterly basis). The annual dividend yield will be based on our initial public offering price per share. Net investment income is defined as GAAP net income before net realized and unrealized gains (losses).

Nasdaq Global Select Market symbol	“CMFN”

Trading at a discount	Shares of closed-end investment companies, including BDCs, frequently trade in the secondary market at a discount to their net asset values. We are not generally able to issue and sell our common stock at a price below our net asset value per share unless we have prior stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors.”

Distributions	We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors. Our board of directors intends to declare our first stockholder distribution during the first calendar quarter of 2014. The distribution is contingent upon the completion of this offering. We expect that the amount of any such distribution will be based on a minimum dividend yield of 9.0% and will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. We anticipate that this distribution will be paid from income primarily generated by interest and distribution income earned on our investment portfolio. The specific tax characteristics of the distribution will be reported to stockholders after the end of the calendar year.

For the period commencing upon the consummation of this offering and ending December 31, 2014, the Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support a minimum dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). For the periods January 1, 2015 to December 31, 2015 and January 1, 2016 to December 31, 2016, the Adviser has agreed to waive its incentive fees, without recourse against or reimbursement by us, to the extent required in order for the

Company to earn a quarterly net investment income to support minimum dividend payments on shares of common stock outstanding on the relevant dividend payment dates of 9.25% and 9.375%, respectively (to be paid on a quarterly basis). The annual dividend yield will be based on our initial public offering price per share. Net investment income is defined as GAAP net income before net realized and unrealized gains (losses). Distributions, if any after December 31, 2016, will not be subject to a fee waiver, which could reduce the amount of any such future distributions.

Taxation	We intend to elect to be treated for U.S. federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To maintain our qualification as a RIC and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and net short-term capital gains, if any, in excess of our net long-term capital losses. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Leverage	We expect to continue to use borrowed funds in order to make additional investments. We expect to use this practice, which is known as “leverage,” when the terms and conditions are favorable to long-term investing and aligned with our investment strategy and portfolio composition in an effort to increase returns to our stockholders, but this strategy involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such borrowing. The amount of leverage that we employ will depend on the Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing.

In May 2013, we entered into the $76.5 million Term Financing, which has a term of three years and an interest rate of up to LIBOR plus 2.85%. In December 2013, we amended the Financing Facility to add the $50.0 million Revolving Financing, which has a term of two years and bears interest at a rate of (a) 2.10% per annum from December 4, 2013 through December 4, 2014 and (b) 1.60% per annum from December 5, 2014 through the term of the Revolving Financing. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview.”

Dividend reinvestment plan	We have adopted an “opt out “dividend reinvestment plan for our stockholders. Under this plan, if we declare a cash distribution to our stockholders, the amount of such distribution will be automatically reinvested in additional shares of our common stock unless a stockholder specifically elects not to participate in our dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash, but will not receive any corresponding cash distributions with which to pay any applicable taxes. See “Dividend Reinvestment Plan.”

Administration Agreement	The Administration Agreement requires us to reimburse the Adviser for our allocable portion (subject to the review of our board of directors) of overhead and other expenses, including furnishing us (through the Services Agreement with Cyrus Capital) with office facilities and equipment and providing clerical, bookkeeping, record keeping and other administrative services at such facilities, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. To the extent that the Adviser outsources any of its duties under the Administration Agreement, we will pay the fees associated with such functions on a direct basis, without incremental profit to the Adviser. See “Management Agreements—Administration Agreement.”

License arrangements	We have entered into a license agreement with the Adviser under which the Adviser has granted us a non-exclusive, royalty-free license to use the name “CM Finance.” For a description of the License Agreement, see “Management Agreements—License Agreement.”

Custodian and transfer agent	State Street Bank and Trust Company will serve as our custodian, and American Stock Transfer & Trust Company, LLC will serve as our transfer and distribution paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”

Anti-takeover provisions	Our charter and bylaws, as well as certain federal and state statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”

Fiscal Year	June 30

Available information	We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part. This registration statement contains additional information about us and the shares of our common stock being offered by this prospectus. After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F. Street, N.E., Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

We maintain a website at www.cmfn-inc.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 399 Park Avenue, 39th Floor, New York, New York 10022, Attention: Investor Relations.

Risk Factors	An investment in our common stock is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in shares of our common stock. In addition, see “Risk Factors” beginning on page 24 of this prospectus to read about factors you should consider before deciding to invest in shares of our common stock.

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Neither we nor the Adviser has ever operated as or advised a BDC or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

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We depend on our recent relationship with Stifel and continuing relationship with Cyrus Capital and their expertise and resources made available to us and the Adviser under the Stifel Arrangement and the Services Agreement, respectively.

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If the Services Agreement is terminated, or if any key personnel, including members of the Investment Team, are no longer available to us, our ability to achieve our investment objective could be harmed.

•	We depend upon key personnel of the Adviser for our future success.

•	Our business model depends to a significant extent upon our Investment Team’s network of relationships. Any inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

•	There are significant potential conflicts of interest that could negatively affect our investment returns.

•	Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively.

•	The incentive fee structure we have with the Adviser may create incentives that are not fully aligned with the interests of our stockholders and may induce the Adviser to make speculative investments.

•	The valuation process for certain of our portfolio holdings may create a conflict of interest.

•	We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income, such as the accrual of OID.

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Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital and, as a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

•	We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•	Because we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

•	Changes in interest rates may have a substantial negative impact on our investments, particularly floating rate loans, and may make it more expensive for us to borrow money to fund our investments.

•	Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

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Most of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors. Quoted prices or observable inputs may not be available to determine such values, resulting in the use of significant unobservable inputs in our quarterly valuation process. As a result, there may be uncertainty as to the value of our portfolio investments.

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We are an emerging growth company under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

•	Adverse developments in the credit markets may impair our ability to borrow money.

•	We may make unsecured investments in highly leveraged portfolio companies and there is an increased risk that such portfolio companies will be unable to satisfy their respective obligations to us.

•	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	3.00%	(1)
Offering expenses (as a percentage of offering price)	1.20%	(2)
Dividend reinvestment plan expenses	None	(3)

Total Stockholder Transaction Expenses (as a percentage of offering price)	4.20%
Annual Expenses (as percentage of average net assets attributable to common stock): (4)
Base management fees	2.80%	(5)
Incentive fees payable under the Investment Advisory Agreement	1.20%	(6)
Interest payments on borrowed funds	1.78%	(7)
Other expenses	1.48%	(8)

Total annual expenses	7.26%

(1)	The underwriting discount and commission with respect to shares of our common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering. The sales load due to the underwriters is 6.0% of the offering price. We have agreed to pay to the underwriters a sales load of 3.0% of the offering price and the Adviser has agreed to pay the remaining sales load, equal to 3.0% of the offering price. We are not obligated to repay the portion of the sales load paid by the Adviser.
(2)	Percentage reflects estimated offering expenses of approximately $1,200,000.
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan.”
(4)	Assumes that we do not sell any shares of our common stock during the following twelve months and that we borrow funds equal to 47.8% of our average net assets during such period, or $96.0 million.
(5)	Our base management fee, payable quarterly in arrears, is at an annual rate of 1.75% of our gross assets, including assets purchased with borrowed amounts or other forms of leverage and excluding cash and cash equivalents. The base management fee does not include any waiver of any base management fees. See “Management Agreements—Investment Advisory Agreement.”
(6)	We may have capital gains and interest income that result in the payment of an incentive fee to the Adviser in the first year after completion of this offering. The incentive fee payable in this example above does not include any waiver of incentive management fees. See “Management Agreements—Investment Advisory Agreement.” However, the incentive fee payable to the Adviser is based on our performance and will not be paid unless we achieve certain goals. For the period commencing upon the consummation of this offering and ending December 31, 2014, the Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support a minimum dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). For the periods January 1, 2015 to December 31, 2015 and January 1, 2016 to December 31, 2016, the Adviser has agreed to waive its incentive fees, without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support minimum dividend payments on shares of common stock outstanding on the relevant dividend payment dates of 9.25% and 9.375%, respectively (be paid on a quarterly basis). The annual dividend yield will be based on our initial public offering price per share. Net investment income is defined as GAAP net income before net realized and unrealized gains (losses).
The	incentive fee consists of two components, ordinary income and capital gains:

The ordinary income component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of our “Pre-incentive Fee Net Investment Income” over a 2.0% quarterly (8.0% annualized) hurdle rate, expressed as a rate of return on the value of our net assets attributable to our common stock, and a “catch-up” provision, measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% subject to a deferral of non-cash amounts. The effect of the “catch-up” provision is that, subject to the deferral provisions discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, the Adviser will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The ordinary income component of the incentive fee will be computed on income that may include interest that is accrued but not yet received in cash. The portion of such incentive fee that is attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to the Adviser only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such accounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle and there is no delay of payment if prior quarters are below the quarterly hurdle.

The capital gains component of the incentive fee will equal 20.0% of our “Incentive Fee Capital Gains,” if any, which will equal our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the year ending December 31, 2014, provided that the capital gains component of the incentive fee determined as of December 31, 2014 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2014. See “Management Agreements—Management Fee and Incentive Fee.”

(7)	We may borrow funds from time to time to make investments to the extent that the economic situation is conducive to doing so. The costs associated with our borrowings are indirectly borne by our stockholders. For purposes of this section, we have computed interest expense assuming that (i) we maintain no cash or cash equivalents, and (ii) borrow for investment purposes an amount equal to 32.4% of our total assets ($96.0 million out of total assets of $296.4 million). The $96.0 million assumes borrowing up to our capacity of $126.5 million on the Financing Facility.
(8)	Includes organizational expenses, our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by the Adviser and expenses related to our dividend reinvestment plan based on estimated amounts for the current fiscal year. See “Management Agreements—Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have $126.5 million of leverage at the end of the calendar year ending December 31, 2014, and that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$100	$213	$325	$593

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. This example also includes estimated sales load and offering expenses of approximately $4.2 million. Further, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the greater of (a) the current net asset value per share of our common stock or (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Neither we nor the Adviser has ever operated as or advised a BDC or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We and the Adviser were formed in February 2012 and commenced operations in March 2012. As a result of our limited operating history, we are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

In addition, the Adviser has never managed or operated a public company, a BDC or a RIC or otherwise managed or operated an investment vehicle under the constraints and limitations imposed on a BDC that is treated as a RIC under the Code. BDCs are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. Neither we nor the Adviser has any experience operating or advising under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We depend upon key personnel of the Adviser for our future success. If the Adviser were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.

We depend on the diligence, skill, experience and network of business contacts of the investment professionals of the Adviser, in particular Messrs. Mauer and Jansen, who are also members of the Adviser’s investment committee, executive officers and members of our board of directors. We can offer no assurance that Messrs. Mauer and Jansen will continue to provide investment advice to us. The loss of either Mr. Mauer or Mr. Jansen would limit our ability to achieve our investment objective and operate as we anticipate.

Messrs. Mauer and Jansen are currently supported by 16 investment professionals of whom 10 support the Adviser pursuant to the Services Agreement as well as other accounting and back-office professionals provided by Cyrus Capital under the Services Agreement. The Services Agreement has an initial term of five years and may be terminated by Cyrus Capital at any time only under certain circumstances, including if the Adviser ceases to provide investment advisory service to us. The Services Agreement may also be terminated by either Cyrus Capital or the Adviser upon 90 days’ notice prior to the initial five-year term and the expiration of each one-year anniversary thereafter. Accordingly, we can offer no assurance that the Adviser will continue to be supported by sufficient investment personnel and other personnel directly or pursuant to the Services Agreement. In addition, the termination of the Services Agreement by Cyrus Capital could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows.

Our business model depends to a significant extent upon our Adviser’s network of relationships. Any inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon the Adviser to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, including Stifel and Cyrus Capital, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or members of the Investment Team fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the Adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our relationship with Cyrus Capital may create conflicts of interest.

The Cyrus Funds managed by Cyrus Capital currently own 100% of our outstanding equity, and are expected to own approximately 30.1% of our outstanding common stock upon our repurchase of shares pursuant to the formation transactions and completion of this offering. The Cyrus Funds also have a 38% indirect economic interest in the Adviser. The Investment Team currently includes 10 investment professionals who are employees of Cyrus Capital. These Cyrus Professionals will also be engaging in investment advisory activities for the private investment funds managed by Cyrus Capital, including the Cyrus Funds, which could result in conflicts of interest with respect to, among other things, the allocation of investment opportunities, and may distract them from their responsibilities to us. Cyrus Capital also provides certain financial, accounting and administrative services to the Adviser pursuant to the Services Agreement with the Adviser upon which the Adviser relies to satisfy its obligations under the Administration Agreement, and is reimbursed by the Adviser for the expenses it incurs in connection with providing such services. For example, Anthony Scire, our interim Chief Financial Officer and Treasurer, is an employee of Cyrus Capital who performs his duties to us pursuant to the Adviser’s obligations under the Administration Agreement and is provided to the Adviser under the terms of the Services Agreement.

In addition, as a result of the relationship with Cyrus Capital and the Cyrus Funds, we could be presumed to be an affiliate of the Cyrus Funds under the 1940 Act. However, a person’s status as an “affiliate” under the 1940 Act is a rebuttable presumption, which we believe we can successfully refute. As a result, we believe that we may invest in the same portfolio companies that the Cyrus Funds invest in, without seeking exemptive relief from the SEC. However, we can provide no assurance that the SEC or its staff will not take a contrary position. If the SEC or its staff does deem us to be an affiliate of Cyrus Capital, we would be required to obtain an exemptive order from the SEC in order to co-invest with affiliates of Cyrus Capital. We can offer no assurance that we will successfully obtain such an order. If we cannot co-invest with affiliates of Cyrus Capital, our business, financial condition, results of operations and cash flows could be materially adversely affected. In addition, the Cyrus Funds may, through such co-investments, have interests that conflict with ours, including receiving fees from the portfolio company directly as well as through its economic interest in the Adviser.

Our relationship with Stifel may create conflicts of interest.

As a result of the Stifel Arrangement, Stifel has agreed to make a capital contribution to us in an amount of $32.7 million immediately after the CM Finance Merger and prior to our election to be regulated as a BDC and the pricing of this offering which we intend to use for purposes of repurchasing up to $32.7 million of the Cyrus Funds’ interest in us at a per share price of $15.00, equal to the assumed initial public offering price per share. Stifel will own approximately 17.2% of our outstanding common stock upon completion of this offering assuming an offering of $100 million. Stifel also has a 20% interest in the Adviser. Six members of the Adviser’s Investment Team are dual employees of the Adviser and Stifel, and may also be engaging in investment advisory activities for Stifel, which could result in a conflict of interest and may distract them from their responsibilities to us. Mr. Kuppenheimer is a member of the Adviser’s investment committee and will be a member of our board of directors. Mr. Kuppenheimer is also an employee of Stifel, and will continue to engage in investment advisory activities for Stifel which could result in a conflict of interest and may distract Mr. Kuppenheimer from his responsibilities to us.

Under the Stifel Arrangement and subject to certain restrictions, Stifel will use its commercially reasonable efforts to present to us to review and bid on, Stifel Nicolaus & Company, Incorporated-originated leveraged finance and high yield corporate debt opportunities consistent with our investment strategy, subject to the approval of our board of directors, as necessary under the 1940 Act, and certain other limitations. Stifel may invest in the same portfolio companies that we invest in (regardless of whether our investment arose from a Stifel-originated opportunity), and Stifel may, through such investments, have interests that conflict with ours, including receiving fees from the portfolio company directly as well as through its interest in the Adviser. We believe that we may co-invest with Stifel and its affiliates upon approval of a majority of our directors that are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. However, we can provide no assurance that the SEC or its staff will not take a contrary position. If the SEC or its staff takes a contrary position, we would be required to obtain an exemptive order from the SEC in order to co-invest with Stifel and its affiliates. We can offer no assurance that we will successfully obtain such an order. If we cannot co-invest with Stifel and its affiliates, our business, financial condition, results of operations and cash flows could be materially adversely affected.

In addition, Stifel, through Keefe, Bruyette & Woods, Inc., a subsidiary of Stifel’s parent, Stifel Financial Corp., will be a “principal underwriter,” as defined in the 1940 Act, by virtue of and during the term of, the underwriting syndicate for this offering and any future offering in which Stifel may be part of the underwriting syndicate. As a result, our ability to co-invest with Stifel will be limited during the term of this offering and the term of any future offering in which Stifel acts as a “principal underwriter.” If we cannot co-invest with affiliates of Stifel, our business, financial condition, results of operations and cash flows could be materially adversely affected.

Keefe, Bruyette & Woods, Inc., one of the underwriters, is also a subsidiary of Stifel Financial Corp. (and a sister company to Stifel) and its affiliates may act as dealers in connection with this offering. Because Stifel will own a 36.4% interest in us immediately prior to the completion of this offering and approximately 17.2% after giving effect to this offering assuming an offering of $100 million and owns an interest in the Adviser, and will benefit from our performance in this offering, it may be deemed an affiliate under applicable FINRA rules. Raymond James & Associates, Inc., the representative of the underwriters, is an independent underwriter for the offering and will perform a due diligence investigation and review in accordance with its usual standards and will participate in the preparation of the prospectus, although we cannot assure you that this will adequately address any potential conflicts of interest. See “Underwriting” for additional information.

There are significant potential conflicts of interest that could negatively affect our investment returns.

There may be times when the Adviser or the members of the Investment Team have interests that differ from those of our stockholders, giving rise to conflicts of interest. The members of the Adviser’s investment committee and the Investment Team serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, such as Stifel or Cyrus Capital, or of investment funds, accounts, or investment vehicles managed by the Adviser, Stifel or Cyrus Capital. Similarly, the Adviser or the members of the Investment Team may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. In addition, the Adviser and some of its affiliates, including our officers and our non-independent directors, are not prohibited from raising money for, or managing, another investment entity that makes the same types of investments as those we target. The members of the Investment Team who are employees of Cyrus Capital, manage the Cyrus Funds, and are not prohibited from raising money for, or managing another investment entity that makes the same types of investments as those we target. The members of the Investment Team who are dual employees of the Adviser and Stifel, as well as Mr. Kuppenheimer, who is also an employee of Stifel, may continue to engage in investment advisory activities for Stifel, which could result in a conflict of interest and may distract them from their responsibilities to us. As a result, and although the Adviser and its Investment Team are subject to a written conflicts of interest policy, the time and resources the Adviser’s Investment Team and certain members of the Adviser’s investment committee could devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities.

The members of the Investment Team may, from time to time, possess material non-public information, limiting our investment discretion.

The investment professionals of the Adviser may serve as directors of, or in a similar capacity with, portfolio companies in which we invest. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

There are conflicts related to other arrangements with the Adviser.

We have entered into a License Agreement with the Adviser under which the Adviser has agreed to grant us a non-exclusive, royalty-free license to use the name “CM Finance.” See “Management Agreements—License Agreement.” In addition, we have entered into an Administration Agreement with the Adviser pursuant to which we are required to pay to the Adviser our allocable portion of overhead and other expenses incurred by the Adviser in performing its obligations under such Administration Agreement, such as rent and our allocable portion of the cost of our chief financial officer and our chief compliance officer and their respective staffs. This will create conflicts of interest that our board of directors will monitor. For example, under the terms of the license agreement, we will be unable to preclude the Adviser from licensing or transferring the ownership of the “CM Finance” name to third parties, some of whom may compete against us. Consequently, we will be unable to prevent any damage to goodwill that may occur as a result of the activities of the Adviser or others. Furthermore, in the event the license agreement is terminated, we will be required to change our name and cease using “CM Finance” as part of our name. Any of these events could disrupt our recognition in the market place, damage any goodwill we may have generated and otherwise harm our business.

Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively.

Our ability to achieve our investment objective will depend on our ability to manage our business and to grow our investments and earnings. This will depend, in turn, on the Adviser’s ability to identify, invest in and monitor portfolio companies that meet our investment criteria. The achievement of our investment objective on a cost-effective basis will depend upon the Adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. The Adviser’s investment professionals may have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. The personnel of the Adviser may also be called upon to provide managerial assistance to our portfolio companies. These activities may distract them from identifying new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, although CM Investment Partners, LP was led by Messrs. Mauer and Jansen, the remaining investment team of CM Investment Partners, LP was composed of different investment professionals than the current investment team of the Adviser, which may result in materially different investment performance.

The Adviser’s incentive fee structure may create incentives to it that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser. We have entered into an Investment Advisory Agreement with the Adviser that provides that these fees will be based on the value of our gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on the value of our gross assets, the Adviser will benefit when we incur debt or use leverage. This fee structure may encourage the Adviser to cause us to borrow money to finance additional investments. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor our stockholders.

Our board of directors is charged with protecting our interests by monitoring how the Adviser addresses these and other conflicts of interests associated with its management services and compensation. While our board of directors is not expected to review or approve each investment decision, borrowing or incurrence of leverage, our independent directors will periodically review the Adviser’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, the Adviser may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

Our incentive fee may induce the Adviser to make speculative investments.

The Adviser will receive an incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. Additionally, under the incentive fee structure, the Adviser may benefit when we recognize capital gains and, because the Adviser will determine when to sell a holding, the Adviser will control the timing of the recognition of such capital gains. As a result, the Adviser may have a tendency to invest more capital in investments likely to result in capital gains, compared to income-producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss and may pay more than 20.0% of our net capital gains because we cannot recover payments made in previous years.

The Adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation) above a threshold return for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

PIK interest payments we receive will increase our assets under management and, as a result, will increase the amount of base management fees and incentive fees payable by us to the Adviser.

Certain of our debt investments may contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, and receipt of PIK interest will have the effect of increasing our assets under management. As a result, because the base management fee that we pay to the Adviser is based on the value of our gross assets, and receipt of PIK interest will result in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest will cause such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable to the Adviser.

The involvement of our interested directors in the valuation process may create conflicts of interest.

We expect to make most of our portfolio investments in the form of loans and securities that are not publicly traded and for which there are limited or no market based price quotation is available. As a result, our board of directors will determine the fair value of these loans and securities in good faith as described below in “—Most of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.” In connection with that determination, investment professionals from the Adviser may provide our board of directors with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for each portfolio investment will be reviewed by an independent valuation firm quarterly, the ultimate determination of fair value will be made by our board of directors and not by such third-party valuation firm. In addition, Messrs. Mauer and Jansen, each an interested member of our board of directors, has a direct or indirect pecuniary interest in the Adviser. The participation of the Adviser’s investment professionals in our valuation process, and the pecuniary interest in the Adviser by certain members of our board of directors, could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of our gross assets, and our incentive fees will be based, in part, on realized gains and realized and unrealized losses.

The Investment Advisory Agreement and the Administration Agreement with the Adviser were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to the Adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with the Adviser and its affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Our incentive fee arrangements with the Adviser may vary from those of other investment funds, account or investment vehicles that the Adviser may manage in the future, which may create an incentive for the Adviser to devote time and resources to a higher fee-paying fund.

If the Adviser is paid a higher performance-based fee from any other fund that it may manage in the future, it may have an incentive to devote more research and development or other activities, and/or recommend the allocation of investment opportunities, to such higher fee-paying fund. For example, to the extent the Adviser’s incentive compensation is not subject to a hurdle or total return requirement with respect to another fund, it may have an incentive to devote time and resources to such other fund. As a result, the investment professionals of the Adviser may devote time and resources to a higher fee-paying fund.

The Adviser’s liability is limited under the Investment Advisory Agreement and we have agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, the Adviser has not assumed any responsibility to us other than to render the services called for under that agreement. It will not be responsible for any action of our board of directors in following or declining to follow the Adviser’s advice or recommendations. Under the Investment Advisory Agreement, the Adviser, its officers, members and personnel, and any person controlling or controlled by the Adviser will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the duties that the Adviser owes to us under the Investment Advisory Agreement. In addition, as part of the Investment Advisory Agreement, we have agreed to indemnify the Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make. We will compete with public and private funds, other BDCs, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source-of-income, asset diversification and distribution requirements we must satisfy to maintain our RIC qualification. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we will not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss.

We will be subject to corporate-level income tax if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.

To qualify as a RIC under Subchapter M of the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we intend to incur debt, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private or thinly traded public companies, any such dispositions may be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate income taxes could substantially reduce our net assets, the amount of income available for distributions to our stockholders and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our qualification as a RIC. As a result, these earnings will not be available to fund new investments. An inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have an adverse effect on the value of our securities.

You may not receive distributions, or our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. All distributions will be made at the discretion of our board of directors and will depend on our earnings, financial condition, maintenance of RIC status, compliance with applicable BDC, SBA regulations (if applicable) and such other factors as our board of directors may deem relative from time to time. We cannot assure you that we will make distributions to our stockholders in the future.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as the accrual of OID. This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to our overall investment activities, and increases in loan balances as a result of contracted PIK arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain our qualification as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even if the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many shareholders elect to receive their distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

If we form an SBIC subsidiary, such subsidiary may be unable to make distributions to us that could be necessary for us to maintain RIC status.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we are required to distribute substantially all of our net taxable income and net capital gain income, including income of any SBIC subsidiary that we form. If we form an SBIC subsidiary, we expect that we would be partially dependent on the SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. The SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for the SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if the SBIC subsidiary is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of corporate-level federal income tax on us.

Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of our gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous to us in order to repay a portion of our indebtedness. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below then-current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests, and if our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution. In addition, neither Stifel nor the Cyrus Funds are subject to these restrictions and may sell their respective shares of our common stock at a per share price that is below net asset value per share, which may negatively affect the prevailing market prices for our common stock and our ability to raise additional capital.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by reducing the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. However, we intend to borrow from, and may in the future issue debt securities to, banks, insurance companies and other lenders. Lenders of these funds will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of the Financing Facility and any borrowing facility or other debt instrument we may enter into, we are likely to be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions with respect to our common stock or preferred stock. Our ability to service any debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the base management fee payable to the Adviser will be payable based on the value of our gross assets, including those assets acquired through the use of leverage, the Adviser will have a financial incentive to incur leverage, which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to the Adviser.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings (other than potential leverage in future SBIC subsidiaries, should we receive an SBIC license, subject to exemptive relief) and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when it is otherwise disadvantageous for us to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on the Adviser’s and our board of directors’

assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual results may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)

(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(15.0)%	(8.1)%	(1.1)%	5.7%	12.6%

(1)	Assumes $277.0 million in total assets, $76.5 million in debt outstanding, $200.5 million in net assets, and an average cost of funds of 3.12%. Actual interest payments may be different.

In addition, our debt facilities may impose financial and operating covenants that restrict our business activities, including limitations that hinder our ability to finance additional loans and investments or to make the distributions required to maintain our qualification as a RIC under the Code.

We may default under the Financing Facility or any future borrowing facility we enter into or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

In the event we default under the Financing Facility or any other future borrowing facility, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at prices that may be disadvantageous to us in order to meet our outstanding payment obligations and/or support working capital requirements under the Financing Facility or such future borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under the Financing Facility or such future borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Provisions in the Financing Facility or any other future borrowing facility may limit our discretion in operating our business.

The Financing Facility is, and any future borrowing facility may be, backed by all or a portion of our loans and securities on which the lenders will or, in the case of a future facility, may have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, any security interests as well as negative covenants under the Financing Facility or any other borrowing facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under the Financing Facility or any other borrowing facility were to decrease, we would be required to secure additional assets in an amount equal to any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under the Financing Facility or any other borrowing facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make stockholder distributions.

In addition, under the Financing Facility or any future borrowing facility we will be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage, which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under the Financing Facility or any other borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our revenues and, by delaying any cash payment allowed to us under the Financing Facility or any other borrowing facility until the lenders have been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our qualification as a RIC.

Because we use debt to finance our investments, if market interest rates were to increase, our cost of capital could increase, which could reduce our net investment income.

Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. There is no limit on our ability to enter derivative transactions.

In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of our pre-incentive fee net investment income and, as a result, an increase in incentive fees payable to the Adviser.

We are exposed to risks associated with changes in interest rates including potential effects on our cost of capital and net investment income.

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 6 years. This means that we will be subject to greater risk (other things being equal) than an entity investing solely in shorter-term securities.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, but investigations and reviews of the framework for setting of LIBOR by regulators and governmental authorities in various jurisdictions are ongoing. In this regard, the recommendation of one governmental committee undertaking such a review will result in the transfer of the administration of LIBOR to NYSE Euronext Rates Administration Limited in early 2014.

Actions by the administrator of LIBOR, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act, which would significantly decrease our operating flexibility.

Most of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there may be uncertainty as to the value of our portfolio investments.

We expect that most of our portfolio investments will take the form of securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and we will value these investments at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our investments. Most, if not all, of our investments (other than cash and cash equivalents) will be classified as Level 3 under the Financial Accountant Standards Board (“FASB”) Accounting Standards Codification Topic 820: Fair Value Measurements and Disclosures (“ASC 820”). This means that our portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. We expect that inputs into the determination of fair value of our portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We expect to retain the services of one or more independent service providers to review the valuation of these loans and securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such loans and securities.

We will adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the loans and debt securities we acquire, the default rate on such loans and securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of this offering, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our common stock less attractive because we will rely on some or all of these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”) for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We will take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We will be required to disclose changes made in our internal control and procedures on a quarterly basis and our management will be required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We could be an emerging growth company for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

New or amended laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of the Adviser to other types of investments in which the Adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive our investment objective or certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions to our stockholders.

If we receive qualification from the SBA to be licensed as an SBIC but we are unable to comply with SBA regulations thereafter, our business plan and investment objective could be adversely affected.

We intend to apply for license to form an SBIC subsidiary. The application is subject to SBA approval and we can make no assurances that the SBA will approve our application. If we receive this qualification, we will become subject to SBA regulations that may constrain our activities. We may need to make allowances in our investment activity to comply with SBA regulations. In addition, SBA regulations may impose parameters on our business operations and investment objectives that are different from those we otherwise would have if we were not subject to these regulations. Failure to comply with the SBA regulations could result in the loss of the SBIC license and the resulting inability to participate in the SBA-sponsored debenture program. The SBA also limits the maximum amount that may be borrowed by any single SBIC. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event that would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise. To the extent that we obtain an SBIC license, this would prohibit a change of control of our SBIC subsidiary without prior SBA approval. If we are unable to comply with SBA regulations, our business plan and growth strategy could be materially adversely affected.

The Adviser can resign as the Adviser or administrator upon 60 days’ notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right under the Investment Advisory Agreement to resign as the Adviser at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. Similarly, the Adviser has the right under the Administration Agreement to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Adviser were to resign, we may not be able to find a new investment adviser or administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions to our stockholders are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Cyrus Capital can terminate the Services Agreement with the Adviser under certain conditions and we may not be able to find suitable replacement resources, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Services Agreement with Cyrus Capital is subject to an initial five-year period. However, Cyrus Capital may terminate the Services Agreement under certain circumstances prior to the expiration of its fifth anniversary whether we have found a replacement for the resources under the agreement or not. If Cyrus Capital were to terminate the Services Agreement, we may not be able to hire internal investment professionals with similar expertise and ability to provide the same or equivalent services on acceptable terms. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions to our stockholders are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the investment professionals of Cyrus Capital. Even if we are able to retain comparable professionals, whether internal or external, the integration of such investment professionals and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

We are highly dependent on information systems, and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on the communications and information systems of the Adviser, which are provided to the Adviser by Cyrus Capital pursuant to the Services Agreement directly or through third party service providers. Any failure or interruption of such systems, including as a result of the termination of the Services Agreement or an agreement with any such third party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Adverse market conditions for debt and equity capital markets in the United States and around the world could limit the availability of debt capital to us on favorable terms, or at all, which could negatively affect our financial performance and results.

From 2007 through 2009, the global capital markets experienced a period of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. These events, along with the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of major financial institutions in the United States, led to a decline of general economic conditions. As a result, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited refinancing and loan modification transactions and reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. This economic decline materially and adversely affected the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and to financial firms in particular during that time.

These conditions may recur, in which case, to the extent that we wish to use debt to fund our investments, the debt capital that will be available to us, if at all, may be at a higher cost, and on terms and conditions that may be less favorable, than what we expect, which could negatively affect our financial performance and results. In addition, if these conditions recur, it may be difficult for us to enter into a new borrowing facility, obtain other financing to finance the growth of our investments, or refinance any outstanding indebtedness on acceptable economic terms, or at all. A prolonged period of market illiquidity may cause us to reduce the volume of loans and debt securities we originate and/or fund and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, results of operations and cash flows.

Our board of directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our board of directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to stockholder distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or that otherwise might be in their best interest. The cost of any such reclassification would be borne by our common stockholders. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our board of directors is divided into three classes of directors serving staggered terms. A classified board may render a change in control of us or removal of our incumbent management more difficult. The Maryland General Corporation Law and our charter and bylaws contain additional provisions that may discourage, delay or make more difficult a change in control of CM Finance Inc or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. See “Description of Our Capital Stock—Certain Provisions of the Maryland General Corporation Law and our Charter and Bylaws.”

Risks Related to our Investments

Economic recessions or downturns could adversely affect our portfolio companies, leading to defaults on our investments, which would harm our operating results.

Many of the portfolio companies in which we expect to make investments, including those currently included in our initial portfolio, are likely to be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. In such event, the number of our non-performing assets is likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and debt securities and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans and debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

We may hold the loans and debt securities of leveraged companies that may, due to the significant operating volatility typical of such companies, enter into bankruptcy proceedings, and we could lose all or part of our investment, which would harm our operating results.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Leveraged companies may also experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect that company. If the proceeding is converted to a liquidation, the value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the loans or debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Credit risk is the potential loss we may incur from a failure of a company to make payments according to the terms of a contract. We are subject to credit risk because of our strategy of investing in the debt of leveraged companies and our involvement in derivative instruments. Our exposure to credit risk on our investments is limited to the fair value of the investments. Our derivative contracts are executed pursuant to an International Swaps and Derivatives Association master agreement that we currently have in place with UBS with respect to the Financing Facility. Any material exposure due to counter-party risk under the Financing Facility could have a material adverse effect on our operating results.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we may have actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we actually render significant managerial assistance.

Our investments in private and middle-market portfolio companies are risky, and we could lose all or part of our investment.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we will rely on the ability of the Adviser’s investment professionals to obtain adequate information to evaluate the potential returns and risks from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies we invest in and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in portfolio companies.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid loans and securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. Also, as noted above, we may be limited or prohibited in our ability to sell or otherwise exit certain positions in our initial portfolio as such a transaction could be considered a joint transaction prohibited by the 1940 Act.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;

•	applicable market yields and multiples;

•	security covenants;

•	call protection provisions;

•	information rights;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;

•	comparisons of financial ratios of peer companies that are public;

•	comparable merger and acquisition transactions; and

•	principal market and enterprise values.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers or our investments are concentrated in relatively few industries, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, including exercising warrants, options or convertible securities that were acquired in the original or subsequent financing; in seeking to:

•	increase or maintain in whole or in part our position as a creditor or our equity ownership percentage in a portfolio company;

•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements of the 1940 Act or the desire to maintain our qualification as a RIC.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not hold controlling equity positions in any of the portfolio companies included in our portfolio and, although we may do so in the future, we do not currently intend to hold controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we expect to hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and ability to make stockholder distributions and result in a decline in the market price of our shares.

We will be subject to the risk that the debt investments we make in our portfolio companies may be repaid prior to maturity. We expect that our investments will generally allow for repayment at any time subject to certain penalties. When this occurs, we intend to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to make, or the amount of, stockholder distributions with respect to our common stock, which could result in a decline in the market price of our shares.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest a portion of our capital in second lien and subordinated loans issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the loans in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the loans in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with loans in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we may make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

If we make unsecured investments, those investments might not generate sufficient cash flow to service their debt obligations to us.

We may make unsecured investments. Unsecured investments may be subordinated to other obligations of the obligor. Unsecured investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. If we make an unsecured investment in a portfolio company that is highly leveraged, its relatively high debt-to-equity ratio could increase the risk that its operations might not generate sufficient cash to service its debt obligations, and we would have no right to seize assets to satisfy the obligations to us.

The disposition of our investments may result in contingent liabilities.

We currently expect that substantially all of our investments will involve loans and private securities. In connection with the disposition of such an investment, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

We may not realize gains from our equity investments.

When we invest in loans and debt securities, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Relating to this Offering

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after our initial public offering. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of a majority of our stockholders (including a majority of our unaffiliated stockholders) and our independent directors for such issuance.

There is a risk that you may not receive distributions or that our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. See “Material U.S. Federal Income Tax Considerations.”

Investors in this offering will incur immediate dilution upon the closing of this offering.

We expect the initial public offering price of our shares of common stock to be higher than the pro forma net asset value per share of our outstanding common stock. Accordingly, investors purchasing shares of common stock in this offering will incur immediate dilution upon the closing of this offering.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, and higher volatility or loss of principal, than alternative investment options. Our investments in portfolio companies may be speculative and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of our qualification as a RIC or BDC;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	increases in the interest rates we pay;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of the Adviser’s key personnel;

•	change in the Adviser’s relationship with Cyrus Capital under the Services Agreement;

•	change in the Adviser’s relationship with Stifel under the Stifel Arrangement;

•	sales of our shares by the Cyrus Funds;

•	sales of our shares by Stifel;

•	operating performance of companies comparable to us; and

•	general economic trends and other external factors.

We may allocate the net proceeds from this offering in ways with which you may disagree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may disagree or for purposes other than those contemplated at the time of the offering.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon completion of the formation transactions described in this prospectus and this offering, Stifel will own an aggregate of 2,181,818 shares of our common stock, or approximately 17.2% of our total outstanding common stock, and the Cyrus Funds will own an aggregate of 3,818,182 shares of our common stock, or approximately 30.1% of our total outstanding common stock, assuming an offering of $100 million. Upon expiration or waiver of any applicable lock-up periods, shares issued by us to Stifel and the Cyrus Funds in connection with the CM Finance Merger will generally be freely tradable in the public market, subject to the volume limitations, applicable holding periods and other provisions of Rule 144 under the Securities Act. Sales of substantial amounts of our common stock, the availability of such common stock for sale or the registration of such common stock for sale and the ability of our stockholders, including Stifel and the Cyrus Funds to sell their respective shares at a price per share that is below our then current net asset value per share could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the effect of investments that we expect to make;

•	our contractual arrangements and relationships with Stifel and Cyrus Capital;

•	our contractual arrangements and relationships with lenders and other third parties;

•	actual and potential conflicts of interest with the Adviser;

•	the dependence of our future success on the general economy, interest rates and the effects of each on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives or service their debt obligations to us;

•	the use of borrowed money to finance a portion of our investments;

•	the adequacy of our financing sources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of the Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the ability of the Adviser to attract and retain highly talented professionals;

•	our ability to qualify and maintain our qualification as a RIC and as a BDC;

•	our ability to obtain exemptive relief from the SEC;

•	our ability to obtain an SBIC license; and

•	the effect of changes to tax legislation and our tax position and other legislative and regulatory changes.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that, under Section 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)B of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 6,666,666 shares of our common stock in this offering will be approximately $95.8 million (or approximately $110.4 million if the underwriters exercise their over-allotment option in full), assuming an initial public offering price of $15.00 per share, after deducting estimated organization and offering expenses of approximately $1,200,000 payable by us. The Adviser has agreed to pay offering expenses incurred by us that exceed $1,200,000 in connection with this offering without recourse against or reimbursement by us.

We intend to use the net proceeds to repay the Cyrus Funds Debt of $38.5 million, which we incurred as part of the merger consideration paid to the Cyrus Funds in connection with the CM Finance Merger. The Cyrus Funds Debt will have a term of five years and will bear interest at a rate of 6.0% per annum. We intend to use the remaining net proceeds to invest in unitranche loans and standalone second and first lien loans and selectively in mezzanine loans/structured equity and in the equity of portfolio companies through warrants and other instruments in accordance with our investment objective and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering.

We anticipate that we will use substantially all of the net proceeds of this offering for the above purposes within three to six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our expected investment pace.

Pending such use, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

To the extent that we have income available, we intend to make quarterly distributions to our stockholders. Our quarterly stockholder distributions, if any, will be determined by our board of directors. Any distribution to our stockholders will be declared out of assets legally available for distribution. Our board of directors intends to declare our first stockholder distribution during the first calendar quarter of 2014. The distribution is contingent upon the completion of this offering. We expect that the amount of any such distribution will be based on a minimum dividend yield of 9.0% and will be proportionately reduced to reflect the number of days remaining in the quarter after completion of this offering.

For the period commencing upon the consummation of this offering and ending December 31, 2014, the Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support a minimum dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). For the periods January 1, 2015 to December 31, 2015 and January 1, 2016 to December 31, 2016, the Adviser has agreed to waive its incentive fees, without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support minimum dividend payments on shares of common stock outstanding on the relevant dividend payment dates of 9.25% and 9.375%, respectively (to be paid on a quarterly basis). The annual dividend yield will be based on our initial public offering price per share. Net investment income is defined as GAAP net income before net realized and unrealized gains (losses). Distributions, if any after December 31, 2016, will not be subject to a fee waiver, which could reduce the amount of any such future distributions.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year ending December 31, 2014. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any, to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our capital gain net income for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and capital gain net income for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or in certain circumstances a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we may be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless you elect to receive your distributions in cash, we intend to make such distributions in additional shares of our common stock under our dividend reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to receive distributions in cash in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid to the Adviser. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth our capitalization as of September 30, 2013:

•	on an actual basis;

•

on a pro forma basis to give effect to (a) additional capital contributed by the Cyrus Funds of $35.7 million, (b) the conversion of $128.5 million in CM Finance LLC equity held by the Cyrus Funds in connection with the CM Finance Merger into $38.5 million in debt and 6,000,000 shares at a per share price of $15.00 equal to the assumed initial public offering price per share, (c) the issuance of 2,181,818 shares to Stifel upon its funding of its capital commitment to us at a per share of $15.00 equal to the assumed initial public offering price per share, and (d) the repurchase of 2,181,818 shares from the Cyrus Funds immediately prior to pricing this offering at a per share of $15.00 equal to the assumed initial public offering price per share; and

•

on a pro forma, as adjusted, basis to give effect to (a) the sale of 6,666,666 shares of our common stock in this offering at an assumed initial public offering price of $15.00 per share after deducting the estimated sales load of $3.0 million payable by us and the estimated organization and offering expenses of approximately $1.2 million payable by us, and (b) the repayment of the Cyrus Funds Debt.

	As of September 30, 2013
	CM Finance LLC Actual	CM Finance Inc Pro Forma	Pro Forma, as Adjusted
	(dollars in thousands)
Assets
Cash and cash equivalents	$33,879	$69,565	$126,885
Investments, at fair value	132,909	132,909	132,909
Other assets	5,644	5,644	5,644

Total assets (1)	$172,432	$208,118	$265,438

Liabilities
Note payable	$76,500	$76,500	$76,500
Other liabilities	3,138	41,618	3,138

Total liabilities	$79,638	$118,118	$79,638

Stockholders’ equity
Members’ capital contributions	$92,794	—	—
Common stock, par value $0.001 per share, 1,000 authorized, actual; 100,000,000 authorized, pro forma and pro forma as adjusted; 0 shares issued and outstanding, actual; 6,000,000 issued and outstanding, pro forma; and 12,666,666 issued and outstanding, pro forma as adjusted	—	$90,000	$185,800
Total stockholders’ equity	92,794	90,000	185,800

Total liabilities and stockholders’ equity	$172,432	$208,118	$265,438

Net asset value per share	$—	$15.00	$14.67

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share of our common stock and the pro forma net asset value per share of our common stock after this offering. Net asset value per share is determined by dividing our net asset value, which is our total tangible assets less total liabilities, by the number of outstanding shares of our common stock.

Immediately after the issuance of 6,000,000 shares of our common stock in connection with the CM Finance Merger, the issuance of 2,181,818 shares of our common stock to Stifel upon funding its capital commitment to us, the repurchase of 2,181,818 shares from the Cyrus Funds, our net asset value will be $90.0 million, or approximately $15.00 per share. After giving effect to the sale of the shares of our common stock to be sold in this offering (based on an initial public offering price of $15.00 per share), and the deduction of estimated organizational and offering expenses, our pro forma net asset value would be approximately $185.8 million, or $14.67 per share of common stock, representing an immediate decrease in net asset value of $0.33 per share, or 2.2%, to shares sold in this offering. The foregoing assumes no exercise of the underwriters’ option to purchase additional shares. If the underwriters’ option to purchase additional shares is exercised in full, there would be an immediate decrease in net asset value of $0.31 per share, or 2.1%, to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Assumed initial public offering price per share	$15.00
Net asset value after completion of the formation transactions	$15.00
Decrease in net asset value attributable to this offering	$0.33
Pro forma net asset value upon completion of this offering	$14.67
Dilution per share to stockholders participating in this offering (without exercise of the underwriters’ option to purchase additional shares)	$0.33

The following table sets forth information with respect to the shares prior to and following this offering (without exercise of the underwriters’ option to purchase additional shares and assuming an initial public offering price of $15.00 per share):

	Shares Purchased		Total Consideration		Price Per Share
	Number	%	Amount	%
Shares issued in connection with the CM Finance Merger	3,818,182	30.1%	$57,272,270	30.1%	$15.00
Shares issued to Stifel upon funding of its capital commitment to us	2,181,818	17.2%	32,727,730	17.2%	$15.00
Shares sold in this offering	6,666,666	52.7%	100,000,000	52.7%	$15.00

Total pro forma, as adjusted, shares outstanding(1)	12,666,666	100.0%	$190,000,000	100.0%	$15.00

(1)	Shares issued in connection with the CM Finance Merger and total pro forma, as adjusted, shares reflect the repurchase of a portion of the shares issued to the Cyrus Funds in the CM Finance Merger using the proceeds from Stifel’s purchase of shares from us.

The pro forma net asset value per share upon completion of this offering (without exercise of the underwriters’ option to purchase additional shares and assuming an initial public offering price of $15.00 per share) is calculated as follows:

Numerator:
Net asset value upon completion of the formation transactions Assumed net proceeds from this offering	$90,000,000 95,800,000

Total pro forma net assets	$185,800,000
Denominator:
Shares issued in connection with the formation transactions	6,000,000
Shares included in this offering	6,666,666

Total pro forma, as adjusted, shares outstanding	12,666,666

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the notes thereto contained elsewhere in this prospectus.

We were formed in February 2012 and commenced operations in March 2012 as CM Finance LLC, a Maryland limited liability company. Immediately prior to the pricing of this offering and prior our election to be regulated as a BDC, CM Finance LLC will be merged with and into CM Finance Inc, a Maryland corporation, that is an externally managed, non-diversified closed-end management investment company that intends to file an election to be regulated as a BDC, under the 1940 Act. We also intend to elect to be treated as a RIC, under Subchapter M of the Code, for U.S. federal income tax purposes. We are externally managed by the Adviser, which will also provide the administrative services necessary for us to operate.

When reading this prospectus, it is important to note that the historical financial statements and other historical financial information included herein are those of CM Finance LLC. Prior to the CM Finance Merger and this offering, CM Finance LLC did not pay any advisory fees and was not regulated as a BDC under the 1940 Act. Therefore, CM Finance LLC has not been subject to certain restrictions imposed by the 1940 Act on BDCs prior to the CM Finance Merger and the consummation of this offering. If CM Finance LLC had been regulated as a BDC under the 1940 Act, CM Finance LLC’s performance may have been adversely affected. In addition, prior to our election to be regulated as a BDC, we have been externally managed by CM Investment Partners, LP. Although, CM Investment Partners, LP was led by Messrs. Mauer and Jansen, the remaining investment team of CM Investment Partners, LP was composed of different investment professionals than the current Investment Team of the Adviser, which may result in materially different investment performance.

Overview

We are a specialty finance company that invests primarily in the debt of middle-market companies. We seek to invest primarily in middle-market companies that have annual revenues of at least $50 million and EBITDA of at least $20 million. Our investment objective is to maximize the total return to stockholders in the form of current income and capital appreciation through debt and related equity investments by targeting investment opportunities with favorable risk-adjusted returns. We are an externally managed, closed-end, non-diversified management investment company that intends to file an election to be regulated as a BDC under the 1940 Act. We intend to elect to be treated as a RIC under Subchapter M of the Code for U.S. federal income tax purposes.

We were formed on February 15, 2012 as a limited liability company and commenced operations in March 2012. In March 2012, we were originally capitalized with commitments of $50 million from the Cyrus Funds, which we refer to as our initial private placement. Subsequent to our initial private placement, the Cyrus Funds increased their aggregate capital commitments to $110 million. As of September 30, 2013 we had aggregate capital commitments of $110 million. Subsequent to September 30, 2013, the Cyrus Funds increased their aggregate capital commitments to $163.6 million. As of the date of this prospectus, we have called all outstanding capital commitments from the Cyrus Funds, which have been used to make investments in accordance with our investment strategy and pay for expenses of the Company.

In December 2013, we entered into the Stifel Arrangement pursuant to which Stifel agreed to make a capital contribution to us in an aggregate amount equal to the lesser of $40.0 million and 17.2% of our issued and outstanding shares of common stock after giving effect to this offering at the assumed initial public offering price per share. We intend to use the investment by Stifel to repurchase up to $32.7 million of the Cyrus Funds’ interest in us, which will reduce the Cyrus Funds’ investment in us to $57.3 million assuming an offering of $100 million. We do not intend to call the remaining portion of Stifel’s capital commitment. We refer to Stifel’s investment in us and the CM Finance Merger as the “formation transactions.”

Immediately prior to pricing this offering and prior to our election to be regulated as a BDC, through a series of transactions, CM Finance LLC will be merged with and into CM Finance Inc, a Maryland corporation, leaving CM Finance Inc as the surviving entity. In connection with CM Finance Merger, we will issue approximately 6.0 million shares of common stock of CM Finance Inc to the Cyrus Funds at a per share price equal to the per share initial offering price and approximately $38.5 million in Cyrus Funds Debt having an aggregate value of approximately $128.5 million (which represents the Cyrus Funds’ share of our net asset value as of the most recent quarter end for which financial statements have been included in this prospectus, adjusted for earnings, appreciation, depreciation, cash contributions and distributions following such quarter but before the closing of the CM Finance Merger). The Cyrus Funds Debt will bear interest at rate of 6.0% per annum and will become due on the fifth anniversary of the closing of the CM Finance Merger. We expect to use a portion of the net proceeds of this offering to repay the Cyrus Funds Debt.

Upon completion of the formation transactions and completion of our initial public offering, Stifel will own 2,181,818 shares of our common stock, or approximately 17.2% of our total outstanding common stock and the Cyrus Funds will own 3,818,182 shares of our common stock, or approximately 30.1% of our total outstanding common stock, assuming an offering of $100 million.

Financing Facility

On May 23, 2013, as amended on June 6, 2013, we, through CM SPV, entered into the $76.5 million Term Financing due May 22, 2016 with UBS. On December 4, 2013, we amended the Term Financing to increase the size of the facility by adding the $50 million Revolving Financing, which expires on December 4, 2015. We paid interest on the face amount of the Term Financing monthly at a rate of one-month LIBOR plus a spread of 1.63% per annum from May 23, 2013 to July 14, 2013. We paid interest on the face amount of the Term Financing monthly at a rate of LIBOR plus 1.97% per annum from July 15, 2013 to August 14, 2013. As of August 14, 2013 through the term of the Term Financing, we pay interest on the face amount of the term portion of the Term Financing monthly at a rate of 2.85% per annum. The Revolving Financing bears interest at a rate of (a) 2.10% per annum from December 4, 2013 through December 4, 2014 and (b) 1.60% per annum from December 5, 2014 through the term of the Revolving Financing. With respect to undrawn amounts, we will pay interest monthly on the daily average of amounts that are not drawn on the Revolving Financing at a rate of 0.50%. The Financing Facility is collateralized by a portion of our assets (the “SPV Assets”).

The Financing Facility was executed in two steps:

First, we organized CM SPV, a consolidated wholly owned bankruptcy remote special-purpose vehicle in the Cayman Islands to purchase the SPV Assets through (i) the issuance and sale of notes secured by the SPV Assets (the “Notes”) to UBS and the Company and (ii) the transfer of cash to the Company. In connection with the Term Financing, CM SPV issued Notes to UBS with a face value of $76.5 million, which represented 51% of the Notes issued and outstanding, for $76.5 million in cash and CM SPV issued to us Notes with a face value of $73.5 million, which represented 49% of the Notes issued and outstanding, in exchange for assets with a fair market value equal to the $73.5 million face amount of the purchased Notes. In addition, in connection with the Revolving Financing, CM SPV issued to UBS additional Notes with a face value of $50 million, which represent 40% of the aggregate Notes issued and outstanding, and CM SPV issued to us additional Notes with a face value of

$75 million, which represent 60% of the aggregate Notes issued and outstanding. Under the terms of the indenture under which the Notes are issued (the “Indenture”), the holders of the Notes are entitled to (i) periodic interest payments equal to their pro rata portion of the interest collected on the assets held by CM SPV and (ii) the net appreciation (depreciation) on the SPV Assets at maturity.

Second, we and UBS entered into a total return swap transaction under which we will receive from UBS the total return of the Notes purchased by UBS and pay the rates specified in the Term Financing and the Revolving Financing. Under the terms of the Indenture, and subject to certain limitations contained therein, we may access additional funding under the Financing Facility through subsequent sales to CM SPV of debt investments, which will then become part of the portfolio of assets securing the Notes.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount we have available to invest as well as the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. As a RIC, we generally will not have to pay corporate-level taxes on any income we distribute to our stockholders.

As a BDC, we will be required to comply with certain regulatory requirements. For instance, we generally will have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case, the company must be organized in the United States.

Revenues

We generate revenues primarily in the form of interest on the debt we hold. We also generate revenue from dividends on our equity interests and capital gains on the sale of warrants and other debt or equity interests that we acquire. Our investments in fixed income instruments generally have an expected maturity of three to five years, although we have no lower or upper constraint on maturity. Interest on our debt investments is generally payable quarterly or semi-annually. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments and preferred stock investments may defer payments of cash interest or dividends or PIK. Any outstanding principal amount of our debt investments and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, structuring or due diligence fees, fees for providing significant managerial assistance, consulting fees and other investment related income.

Expenses

Our primary operating expenses include the payment of a base management fee and, depending on our operating results, the incentive fees, expenses reimbursable under the Investment Advisory Agreement, administration fees and the allocable portion of overhead under the Administration Agreement. See “Management Agreements —Investment Advisory Agreement” and “—Administration Agreement.” The base management fee and incentive compensation remunerates the Adviser for work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	our organization, the formation transactions and this offering;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•

fees and expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

•	interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;

•	other offerings of our common stock and other securities;

•

administration fees and expenses, if any, payable under the Administration Agreement (including our allocable portion of the Adviser’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);

•	transfer agent, dividend agent and custodial fees and expenses;

•	costs associated with our reporting and compliance obligations under the 1940 Act, the Exchange Act, and other applicable federal and state securities laws, and stock exchange listing fees;

•	fees and expenses associated with independent audits and outside legal costs;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of any reports, proxy statements or other notices to or communications and meetings with stockholders;

•	costs associated with investor relations;

•	costs and fees associated with any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff; and

•	all other expenses incurred by us or the Adviser in connection with administering our business.

Critical accounting policies

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with generally accepted accounting principles (“GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. Management considers the following critical accounting policies important to understanding the financial statements. In addition to the discussion below, our critical accounting policies are further described in the notes to our financial statements.

Valuation of portfolio investments

We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our board of directors. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (a) are independent of us, (b) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary), (c) are able to transact for the asset, and (d) are willing to transact for the asset or liability (that is, they are motivated but not forced or otherwise compelled to do so).

Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker dealers or market makers. However, short term debt investments with remaining maturities within 90 days are generally valued at amortized cost, which approximates fair value.

Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by our board of directors. Because a readily available market value for many of the investments in our portfolio is often not available, we value many of our portfolio investments at fair value as determined in good faith by our board of directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may also be deemed not to represent fair value in certain circumstances where we believe that facts and circumstances applicable to an issuer, a seller or purchaser, or the market for a particular security causes current market quotations not to reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently, causing a quoted purchase or sale price to become stale, where there is a “forced” sale by a distressed seller, where market quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bidask spread.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Adviser responsible for the portfolio investment;

•	Preliminary valuation conclusions are then documented and discussed with our senior management and the Adviser;

•	At least once each quarter, the valuation for each portfolio investment is reviewed by an independent valuation firm;

•	The valuation committee of our board of directors then reviews these preliminary valuations; and

•

The board of directors then discusses valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of the Adviser, the independent valuation firm and the valuation committee.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values.

When valuing all of our investments, we strive to maximize the use of observable inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

Our investments may be categorized based on the types of inputs used in their valuation. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Investments are classified by GAAP into the three broad levels as follows:

Level I	Investments valued using unadjusted quoted prices in active markets for identical assets.

Level II	Investments valued using other unadjusted observable market inputs, e.g. quoted prices in markets that are not active or quotes for comparable instruments.

Level III

Investments that are valued using quotes and other observable market data to the extent available, but which also take into consideration one or more unobservable inputs that are significant to the valuation taken as a whole.

As of September 30, 2013, all of our investments were Level III investments valued based on valuations by the Adviser.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on the financial statements.

Revenue recognition

Interest and dividend income, including income paid in kind, is recorded on an accrual basis to the extent that such amounts are determined to be collectible. Origination, structuring, closing, commitment and other upfront fees earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

Certain of our debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. GAAP also requires that we consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, we recognize discount accretion income when it is probable that such amounts will be collected.

Net realized gains or losses and net change in unrealized appreciation or depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Realized gains and losses are computed using the specific identification method. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Payment-in-Kind Interest

We have investments in our portfolio that contain a PIK interest provision. Any PIK interest is added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of dividends, even if we have not collected any cash.

Portfolio and investment activity

Portfolio Composition

At September 30, 2013, our investment portfolio of $132.9 million (at fair value) consisted of investments in 12 portfolio companies, of which 54.8% were first lien investments, 44.6% were second lien investments and 0.6% were warrant positions. Our average portfolio company investment at fair value was approximately $11.1 million. Our largest portfolio company investment by fair value was $20.0 million.

At September 30, 2013, 71.1% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 28.9% bore interest at fixed rates. The weighted average yield on all of our debt investments at September 30, 2013 was approximately 11.06% as if our unfunded obligations were fully funded and is weighted based on each respective investment’s par amount. The weighted average yield was computed using the effective interest rates for all of our debt investments to maturity from September 30, 2013.

The industry composition of our portfolio at fair value at September 30, 2013 was as follows:

Industry	Percentage of Total Investments
Airlines	8.14%
Automobiles and Components	10.56
Commercial Services	3.66
Diversified Financial Services	6.32
Healthcare-Products/Services	15.05
Oil and Gas	21.35
Pipelines	7.62
Telecommunications	18.24
Trucking and Leasing	9.06

Total	100.00%

During the three months ended September 30, 2013, we made five new investments totaling approximately $29.3 million, three of which were additions to an existing investment. Of these new investments, 28.9% consisted of first lien investments and 71.1% consisted of second lien investments at fair value.

At June 30, 2013, our investment portfolio of $119.2 million (at fair value) consisted of investments in eleven portfolio companies, of which 67.3% were first lien investments, 32.2% were second lien investments and 0.5% were warrant positions. Our average portfolio company investment at fair value was approximately $10.8 million. Our largest portfolio company investment by fair value was $18.1 million.

At June 30, 2013, 68.0% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 32.0% bore interest at fixed rates. The weighted average yield on all of our debt investments at June 30, 2013 was approximately 10.72%. The weighted average yield was computed using the effective interest rates for all of our debt investments at fair value, plus the yield to maturity from June 30, 2013 of all of our debt investments, including our unfunded obligations, as if our unfunded obligations were fully funded and is weighted based on each respective investment’s par amount.

The industry composition of our portfolio at fair value at June 30, 2013 was as follows:

Industry	Percentage of Total Investments
Airlines	9.08%
Automobiles and Components	13.15
Diversified Financial Services	5.51
Oil and Gas	23.56
Pipelines	8.43
Telecommunications	30.31
Trucking and Leasing	9.96

Total	100%

During the year ended June 30, 2013, we invested approximately $100.8 million in eleven new portfolio companies. Of these new investments, 60.9% consisted of first lien investments and 39.1% consisted of second lien investments at fair value.

Asset Quality

In addition to various risk management and monitoring tools, we use the Adviser’s investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. This investment rating system uses a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

Investment Rating 1	Investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.

Investment Rating 2	Investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans will initially be rated 2.

Investment Rating 3

Investments that are performing below expectations and that require closer monitoring, but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with their financial covenants.

Investment Rating 4

Investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in workout. Investments with a rating of 4 will be those for which some loss of return but no loss of principal is expected.

Investment Rating 5

Investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in workout. Investments with a rating of 5 will be those for which some loss of return and principal is expected.

If the Adviser determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, the Adviser will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions. While the investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that will be performed. The frequency of the Adviser’s monitoring of an investment will be determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing the investment.

The following table shows the investment rankings of the loans in our portfolio:

	As of September 30, 2013			As of June 30, 2013
Investment Rating	Fair Value	% of Portfolio	Number of Investments	Fair Value	% of Portfolio	Number of Investments
1	$—	—%	—	$24,551,299	20.7%	2
2	132,142,182	100	12	94,102,014	79.3	9
3	—	—	—	—	—	—
4	—	—	—	—	—	—
5	—	—	—	—	—	—

Total	$132,142,182	100.0%	12	$118,653,313	100.0%	11

Results of operations of CM Finance LLC

Comparison of the Three Months Ended September 30, 2013 and September 30, 2012

Investment income

Investment income, attributable to interest and fees on our debt investments, for the three months ended September 30, 2013 increased to $3.8 million from $1.0 million for the three months ended September 30, 2012, due to the growth of the portfolio from the comparable period.

Expenses

Total expenses for the three months ended September 30, 2013 increased to $671,296 from $106,611 for the three months ended September 30, 2012, due primarily to the interest expense on the Financing Facility and increased legal fees.

CM Finance LLC does not currently pay a management or incentive fee. CM Finance LLC plans to merge with and into CM Finance Inc, an entity that will pay management and incentive fees. If CM Finance LLC had paid management fees on the same terms that CM Finance Inc is expected to pay management fees, it would have paid $561,818 and $109,500 for the three months ended September 30, 2013 and September 30, 2012, respectively. If CM Finance LLC had paid incentive fees on the same terms that CM Finance Inc is expected to pay incentive fees, it would have paid $469,521 and $154,815 for the three months ended September 30, 2013 and September 30, 2012, respectively.

Net investment income

Net investment income increased to $3.1 million for the three months ended September 30, 2013 from $895,323 for the three months ended September 30, 2012, primarily due to an increase in investment income.

Net realized and unrealized gain or loss

The net realized gain on investments increased to $258,176 for the three months ended September 30, 2013 from a net realized loss of $(43,798) for the three months ended September 30, 2012, primarily due to the call premium associated with the repayment of a loan during the quarter.

Net change in unrealized appreciation (depreciation) on investments

We recorded a change in net unrealized depreciation of $(881,545) for the three months ended September 30, 2013, compared to net unrealized appreciation of $56,205 for the three months ended September 30, 2012, which reflects the net change in the fair value of our investment portfolio relative to its cost basis over this period.

Net increase in members’ capital resulting from operations

Net increase in net assets resulting from operations totaled $2.5 million for the three months ended September 30, 2013, compared to $907,730 for the three months ended September 30, 2012, and is primarily related to an increase in interest income and an increase in net realized gains generated from our investment portfolio offset by our operating expenses and a decrease in net unrealized appreciation on our investment portfolio.

Comparison of fiscal year ended June 30, 2013 and the period from March 7, 2012 to June 30, 2012

Investment income

Investment income, attributable to interest and fees on our debt investments, for the year ended June 30, 2013 increased to $6.8 million from $501,856 for the partial year ended June 30, 2012, due to the growth of the portfolio during the full fiscal year 2013 and as compared to a partial fiscal year for 2012.

Expenses

Total expenses, consisting primarily of legal fees and professional fees, increased to $630,686 for the year ended June 30, 2013 from $197,817 for the partial year ended June 30, 2012, due in part to fiscal 2013 being a full fiscal year as opposed to a partial fiscal year in 2012.

CM Finance LLC does not currently pay a management or incentive fee. CM Finance LLC plans to merge with and into CM Finance Inc, an entity which will pay management and incentive fees. If CM Finance LLC had paid management fees on the same terms that CM Finance Inc is expected to pay management fees, it would have paid $74,375 for the period ended June 30, 2012 and $965,280 for the year ended June 30, 2013. If CM Finance LLC had paid incentive fees on the same terms that CM Finance Inc is expected to pay incentive fees, it would have paid $23 for the period ended June 30, 2012 and $669,170 for the year ended June 30, 2013.

Net investment income

Net investment income increased to $6.1 million for the year ended June 30, 2013 from $304,039 for the partial year ended June 30, 2012.

Net realized and unrealized gain or loss

The net realized gain on investments increased to $781,262 for the year ended June 30, 2013 from $110 for the partial year ended June 30, 2012.

Net income

Net income increased to $8.0 million for the year ended June 30, 2013 from $297,692 for the partial year ended June 30, 2012, as a result of an increase in net investment income.

Net change in unrealized appreciation (depreciation) on investments

We recorded an increase in net unrealized appreciation of $1.1 million for the year ended June 30, 2013, and an increase in net unrealized depreciation of $(6,457) for the year ended June 30, 2012, which reflects the net change in the fair value of our investment portfolio relative to its cost basis over these periods.

Net increase in net assets resulting from operations

Net increase in net assets resulting from operations totaled $8.0 million and $297,692 for the years ended June 30, 2013 and 2012, and is primarily related to interest income and an increase in net unrealized appreciation generated from our investment portfolio offset by our operating expenses and a decrease in net unrealized appreciation on our investment portfolio.

Liquidity and capital resources

In March 2012, we were originally capitalized with aggregate capital commitments of $50 million from the Cyrus Funds. As of September 30, 2013, we had aggregate capital commitments of $110 million. Subsequent to September 30, 2013, the Cyrus Funds increased their aggregate capital commitments to $163.6 million. As of the date of this prospectus, we have called all outstanding capital commitments from the Cyrus Funds, which have been used to make investments in accordance with our investment strategy and pay for the expenses of the Company. In December 2013, Stifel agreed to make a capital contribution to us in an aggregate amount equal to the lesser of $40.0 million and 17.2% of our issued and outstanding shares of common stock after giving effect to this offering at the assumed initial public offering price per share. As a result, Stifel will make a capital contribution of $32.7 million, which we intend to use to repurchase $32.7 million of the Cyrus Funds’ interest in us each at a per share price equal to the assumed initial public of $15.00 per share. The issuance of our common stock in this offering will significantly increase our capital resources.

We intend to use the net proceeds from this offering to repay the Cyrus Funds Debt, invest in unitranche loans and standalone second and first lien loans with an emphasis on floating rate debt issued by middle-market companies in accordance with our investment objective and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering.

We anticipate that substantially all of the net proceeds of this offering will be used for these purposes within three to six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower returns or distributions, if any, during such period.

Regulated Investment Company Status and Distributions

We intend to elect to be treated as a RIC under Subchapter M of the Code for the fiscal year ending June 30, 2014. If we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To qualify for RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company net taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). If we qualify as a RIC, we will also be subject to a federal excise tax, based on distributive requirements of our taxable income on a calendar year basis.

We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, the covenants contained in the Financing Facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net taxable capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a BDC under the 1940 Act and due to provisions in Financing Facility. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or private letter rulings.

Off-Balance Sheet Arrangements

As of September 30, 2013 and June 30, 2013, we did not engage in any off-balance sheet financing or hedging arrangements, other than the commitments and contingencies described above.

Recent Developments

In December 2013, we entered into the Stifel Arrangement, pursuant to which Stifel agreed to make a capital contribution to us in an aggregate amount equal to the lesser of $40.0 million and 17.2% of our issued and outstanding shares of common stock after giving effect to this offering at the assumed initial public offering price per share. As a result, Stifel will make a capital contribution of $32.7 million, which we intend to use to repurchase $32.7 million of the interests of the Cyrus Funds in us, immediately after the CM Finance Merger and prior to our election to be regulated as a BDC and the pricing of this offering. Stifel also owns 20% of the Adviser.

Since September 30, 2013, we made five new investments totaling $73.0 million, one of which was an addition to an existing investment, which increased our investment portfolio to $167.9 million and the average investment per company to $11.2 million as follows:

•	$12.0 million investment in a second lien loan of CT Technologies Intermediate Holdings, Inc.;

•	$20.0 million additional investment in a first lien, fully funded revolving credit of Endeavour International Corp.;

•	$11.0 million investment in a second lien term loan of Bennu Oil & Gas, LLC.;

•	$15.0 million investment in a second lien term loan of TNT Crane & Rigging; and

•	$15.0 million investment in a first lien term loan of American Gaming Systems.

In addition, our $18.0 million investment in the letter of credit facility and our $20.0 million investment in the revolving credit of Endeavor International Corp. were repaid. We also sold our $12.3 million investment in YRC Worldwide Inc. Letter of Credit facility. This investment was unfunded.

On December 4, 2013, we amended the terms of the Financing Facility to add the $50.0 million Revolving Financing, which expires on December 4, 2015. The Revolving Financing bears interest at a rate of (a) 2.10% per annum from December 4, 2013 through December 4, 2014 and (b) 1.60% per annum from December 5, 2014 through the term of the Revolving Financing. With respect to undrawn amounts, we will pay interest monthly on the daily average of amounts that are not drawn on the Revolving Financing at a rate of 0.50%.

Quantitative and qualitative disclosure about market risk

We are subject to financial market risks, including changes in interest rates. At September 30, 2013, 71.1% of our debt investments bore interest based on floating rates, such as LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. The interest rates on such investments generally reset by reference to the current market index after one to six months. Floating rate investments subject to a floor generally reset by reference to the current market index after one to six months only if the index exceeds the floor. An additional 13.6% of our portfolio as of

September 30, 2013 was invested in a fixed rate investment that matures within 12 months. Due to its short tenor, this investment is not significantly susceptible to changes in interest rates.

Generally, we believe higher yielding assets such as those in our investment portfolio do not necessarily follow a linear interest rate relationship and are less sensitive in price to interest rate changes than many other debt investments. Assuming the composition of a portfolio similar to the September 30, 2013 portfolio, a 1% change in interest rates would not significantly impact the value of our portfolio. Variable-rate instruments subject to a floor generally reset periodically to the applicable floor and, in the case of investments in our portfolio, quarterly to a floor based on LIBOR, only if the floor exceeds the index. Under these loans, we do not benefit from increases in interest rates until such rates exceed the floor and thereafter benefit from market rates above any such floor.

Although management believes that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit markets, the size, credit quality or composition of the assets in our portfolio and other business developments, including borrowing, that could affect the net increase in net assets resulting from operations, or net income. It also does not adjust for the effect of the time lag between a change in the relevant interest rate index and the rate adjustment under the applicable loan. Accordingly, we can offer no assurances that actual results would not differ materially from the statement above.

THE COMPANY

We are a specialty finance company that invests primarily in the debt of U.S. middle-market companies. We were formed in February 2012 and commenced operations in March 2012. We are externally managed by CM Investment Partners LLC. The Adviser is led by Messrs. Mauer and Jansen, who together have over 40 years of experience in the leveraged debt markets. Our investment objective is to maximize total return to stockholders in the form of current income and capital appreciation through debt and related equity investments by targeting investment opportunities with favorable risk-adjusted returns.

We seek to invest primarily in middle-market companies that have annual revenues of at least $50 million and EBITDA of at least $20 million. We focus on companies with leading market positions, significant asset or franchise values, strong free cash flow and experienced senior management teams, with emphasis on companies with high-quality sponsors. Our investments will typically range in size from $5 million to $25 million. We expect that our portfolio companies will use our capital for organic growth, acquisitions, market or product expansion, refinancings, and/or recapitalizations. We invest, and intend to continue to invest, in unitranche loans and standalone second and first lien loans, with an emphasis on floating rate debt. Unitranche loans are loans structured as first lien loans with certain characteristics of mezzanine loan risk in one security. We will also selectively invest in mezzanine loans/structured equity and in the equity of portfolio companies through warrants and other instruments, in most cases taking such upside participation interests as part of a broader investment relationship.

We strive to maintain a strong focus on credit quality, investment discipline and investment selectivity. We believe that investing in the debt of private middle-market companies generally provides a more attractive relative value proposition than investing in broadly syndicated debt due to the conservative capital structures and superior default and loss characteristics typically associated with middle-market companies. We believe that, because private middle-market companies have limited access to capital providers, debt investments in these companies typically carry above-market interest rates and include more favorable protections, resulting in attractive risk-adjusted returns across credit cycles while better preserving capital. The companies in which we invest typically are highly leveraged, and, in most cases, our investments in such companies are not rated by national rating agencies. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below BBB or Baa), which are often referred to as “junk.”

The Adviser’s Investment Team is led by Messrs. Mauer and Jansen, who are supported by 16 additional investment professionals. The members of the Investment Team have over 200 combined years of structuring customized debt solutions for middle-market companies, which we believe will enable us to generate favorable returns across credit cycles with an emphasis on preserving capital. The members of the Investment Team have extensive networks for sourcing investment opportunities through direct corporate relationships and relationships with private equity firms, investment banks, restructuring advisors, law firms, boutique advisory firms and distressed/specialty lenders. The members of the Investment Team also have extensive experience across various industries, including aviation, cable, defense, healthcare, media, mining, oil and gas, power, retail, telecommunications, trucking and asset-backed special situations. In addition, Mr. Jansen has extensive experience restructuring specific debt investments as a portfolio manager, including while at Stanfield Capital Partners, and Mr. Mauer has considerable managerial experience, including having led a restructuring and asset-based lending group at Citigroup Inc. Messrs. Mauer and Jansen have developed an investment process for reviewing lending opportunities, structuring transactions and monitoring investments throughout multiple credit cycles. As a result, we believe we will be able to achieve appropriate risk-adjusted returns by investing in companies that have restructured but do not have sufficient track records to receive traditional lending terms from a commercial bank or the broadly syndicated leveraged finance market.

As of September 30, 2013, our portfolio consisted of debt and equity investments in 12 portfolio companies with a fair value of $132.9 million. As of September 30, 2013, our portfolio consisted of 54.8% first lien investments, 44.6% second lien investments and 0.6% warrant positions, and the debt investments had a weighted average annualized yield of approximately 11.06%. The weighted average yield was computed using the effective interest rates for all of our debt investments at fair value, plus the yield to maturity from September 30, 2013 of all of our debt investments, including our unfunded obligations as if our unfunded obligations were fully funded and is weighted based on each respective investment’s par amount. See “Portfolio Companies.”

The industry composition of our portfolio at fair value at September 30, 2013 was as follows:

Industry	Percentage of Total Investments
Airlines	8.14%
Automobiles and Components	10.56
Commercial Services	3.66
Diversified Financial Services	6.32
Healthcare-Products/Services	15.05
Oil and Gas	21.35
Pipelines	7.62
Telecommunications	18.24
Trucking and Leasing	9.06

Total	100.00%

We have, through CM SPV, our wholly owned subsidiary, a $76.5 million Financing Facility, which expires on May 22, 2016, with UBS. The Financing Facility is collateralized by a portion of the debt investments in our portfolio. We pay interest on the face amount of the Financing Facility monthly at a rate of one-month LIBOR plus 2.85% per annum. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview.”

The Adviser

Upon our election to be regulated as a BDC, CM Investment Partners LLC will become our external investment adviser. Prior to our election to be regulated as a BDC, CM Investment Partners, LP has served as our investment adviser. The Adviser is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. The Adviser is led by Mr. Mauer, our Chief Executive Officer, and the Managing Member and Co-Chief Investment Officer of the Adviser, and Mr. Jansen, our President and Secretary, and the Co-Chief Investment Officer of the Adviser. Mr. Mauer was formerly Global Co-Head of Leveraged Finance and Global Co-Head of Fixed Income Currency and Commodity Distribution at Citigroup Inc. and a senior member of its credit committee responsible for all underwriting and principal commitments of leveraged finance capital worldwide. Mr. Jansen was a founding Managing Partner and Senior Portfolio Manager for Stanfield Capital Partners and had a leading role in planning its strategic direction. At Stanfield, Mr. Jansen was responsible for the management of 15 different portfolios aggregating in excess of $7 billion in assets consisting of large corporate loans, middle-market loans, second lien loans, high yield bonds and structured finance securities. See also “Management—Biographical Information.” Messrs. Mauer and Jansen hold a 42% interest in the Adviser and Stifel holds a 20% interest in the Adviser. The Cyrus Funds also hold a 38% indirect economic interest, but no voting interest, in the Adviser.

The Adviser’s Investment Team is led by Messrs. Mauer and Jansen and includes 16 additional investment professionals of whom 10 support the Adviser pursuant to the Services Agreement with Cyrus Capital. The members of the Investment Team have over 200 combined years of structuring customized debt solutions for middle-market companies, which we believe will enable us to generate favorable returns across credit cycles with an emphasis on preserving capital. The members of the Investment Team are highly qualified investment professionals who have a demonstrated ability to identify, source, analyze, invest in and monitor investments in U.S. middle-market companies. We believe the members of the Investment Team share a common investment philosophy built on a framework of rigorous business assessment, extensive due diligence and disciplined risk valuation methodology.

Upon the completion of the CM Finance Merger, we will enter into the Investment Advisory Agreement with CM Investment Partners LLC, as our investment adviser. Under the Investment Advisory Agreement, we will pay the Adviser a management fee equal to 1.75% of our gross assets, payable in arrears on a quarterly basis. In addition, pursuant to the Investment Advisory Agreement, we will pay the Adviser an Incentive Fee equal to 20.0% of pre-incentive fee net investment income, subject to an annualized hurdle rate of 8.0% with a “catch up” fee for returns between the 8.0% hurdle and 10.0% as well as 20.0% of net capital gains. See “Management Agreements—Management Fees.”

Under the Administration Agreement with the Adviser, through the Services Agreement, the Adviser will provide us with our interim chief financial officer, other accounting and back-office professionals, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Services Agreement, the Adviser has retained the services of accounting and back office professionals to assist the Adviser in fulfilling certain of its obligations to us under the Administration Agreement. See “Management Agreements—Administration Agreement” and “Related Party Transactions and Certain Relationships—Services Agreement.” Anthony Scire, our interim Chief Financial Officer and Treasurer, and the other accounting and back-office professionals are Cyrus Capital employees who perform their duties on behalf of the Adviser pursuant to the Services Agreement. Following the completion of this offering, the Adviser intends to hire a chief financial officer, who will also serve as our chief financial officer. We also expect that the Adviser will hire additional investment and other personnel as necessary, to support our growth and reduce the Adviser’s use of Cyrus Capital’s employees over time.

Market Opportunity

We believe that the current investment environment presents a compelling case for investing in secured debt (including unitranche debt and standalone second and first lien loans) and unsecured debt (including mezzanine/structured equity) of middle-market companies. The following factors represent the key drivers of our focus on this attractive market segment:

•

Reduced Availability of Capital for Middle-Market Companies. We believe there are fewer providers of financing and less capital available for middle-market companies compared to prior to the recent economic downturn. We believe that, as a result of that downturn:

•	many financing providers have chosen to focus on large, liquid corporate loans and syndicated capital markets transactions rather than lending to middle-market businesses;

•

recent regulatory changes, including adoption of the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and the introduction of new international capital and liquidity requirements under the 2012 Basel III Accords, or Basel III, have caused banks to curtail lending to middle-market companies;

•	hedge funds and collateralized loan obligation managers are less likely to pursue investment opportunities in our target market as a result of reduced availability of funding for new investments; and

•	consolidation of regional banks into money center banks has reduced their focus on middle-market lending.

As a result, we believe that less competition will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process.

•

Robust Demand for Debt Capital. According to PitchBook, a market research firm, private equity firms raised an estimated $1.1 trillion of equity commitments from 2006 to 2012, with approximately $348.2 billion of this capital available for investment as of the end of 2012. In addition, private equity deal flow continues to improve since the 2007-2008 recession, totaling $345 billion in 2012 according to PitchBook. Private equity firms have also refocused their attention towards lower middle-market and middle-market deals (defined for this purpose as generally those companies with an enterprise value of $750 million or less). We expect the large amount of uninvested capital commitments will drive buyout activity over the next several years, which should, in turn, create lending opportunities for us. In addition to increased buyout activity, a high volume of senior secured and high yield debt originated from 2004 through 2007 will need refinancing in the near term and, accordingly, we believe that new financing opportunities will increase as many companies seek to refinance this indebtedness.

•

Attractive Deal Pricing and Structures. We believe that, in general, middle-market debt investments are priced more attractively to lenders than larger, more liquid, public debt financings, due to the more limited universe of lenders as well as the highly negotiated nature of these financings. Middle-market transactions tend to offer stronger covenant packages, higher interest rates, lower leverage levels and better call protection compared to larger financings. In addition, middle-market loans typically offer other investor protections such as default penalties, lien protection, change of control provisions and information rights for lenders.

•

Specialized Lending Requirements. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the Investment Team’s experience, lending to private U.S. middle-market companies is generally more labor-intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies. Lending to smaller capitalization companies requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and may also require more extensive ongoing monitoring by the lender. As a result, middle-market companies historically have been served by a limited segment of the lending community.

Competitive Strengths

We believe that the Adviser’s disciplined approach to origination, portfolio construction and risk management should allow us to achieve favorable risk-adjusted returns while preserving our capital. We believe that the following competitive strengths will provide an attractive investment opportunity for investors:

•

Large and Experienced Team with Substantial Resources. The Adviser and its Investment Team is led by Michael C. Mauer and Christopher E. Jansen, who each has over 20 years of experience investing in, providing corporate finance services to, restructuring and consulting with middle-market companies. Messrs. Mauer and Jansen are supported by 16 additional investment professionals, who together have over 200 combined years of structuring strategic capital for business expansion, refinancings, capital restructuring, post-reorganization financing and servicing the general corporate needs of middle-market companies. We believe that the Investment Team and its resources provide a significant advantage and will contribute to the strength of our business and enhance the quantity and quality of investment opportunities available to us.

•

Capitalize on the Investment Team’s Extensive Relationships with Middle-Market Companies, Private Equity Sponsors and Intermediaries. The members of the Investment Team have extensive networks for sourcing investment opportunities through corporate relationships and relationships with private equity firms, investment banks, restructuring advisors, law firms, boutique advisory firms and distressed/specialty lenders. We believe that the strength of these relationships in conjunction with the Investment Team’s ability to structure financing solutions for companies that incorporate credit protections at attractive returns for us will provide us with a competitive advantage in identifying investment opportunities in our target market. In addition, pursuant to the Stifel Arrangement and subject to certain restrictions, Stifel will use its commercially reasonable efforts to present to us to review and bid on, Stifel Nicolaus & Company, Incorporated-originated leveraged finance and high yield corporate debt opportunities consistent with our investment strategy.

•

Disciplined Underwriting Policies and Rigorous Portfolio Management. Messrs. Mauer and Jansen have an established credit analysis and investment process to analyze investment opportunities thoroughly. This process, followed by the Investment Team, includes structuring loans with appropriate covenants and pricing loans based on our knowledge of the middle market and our rigorous underwriting standards. We focus on capital preservation by extending loans to portfolio companies with assets that we believe will retain sufficient value to repay us even in depressed markets or under liquidation scenarios. Each investment is analyzed from its initial stages by either Mr. Mauer or Mr. Jansen, the Adviser’s Co-Chief Investment Officers, and a senior investment professional of the Investment Team. Every initial investment requires the unanimous approval of the Adviser’s investment committee, consisting of Messrs. Mauer, Jansen and Stephan Kuppenheimer, who will be Stifel’s appointee to our board of directors. Every follow-on investment decision in an existing portfolio company and any investment dispositions require approval by at least Messrs. Mauer and Jansen. Under the supervision of Messrs. Mauer and Jansen, the Investment Team’s senior investment professionals also monitor the portfolio for developments on a daily basis, perform credit updates on each investment, review financial performance on at least a quarterly basis, and have regular discussions with the management of portfolio companies. We believe the Adviser’s investment and monitoring process and the depth and experience of the Investment Team gives us a competitive advantage in identifying investments and evaluating risks and opportunities throughout the life cycle of an investment.

•

Ability to Structure Investments Creatively. Our Investment Team has the expertise and ability to structure investments across all levels of a company’s capital structure. These individuals have extensive experience in cash flow, asset-based lending, workout situations and investing in distressed debt, which should enable us to take advantage of attractive investments in recently restructured companies. Furthermore, with the additional capital raised in this offering, we believe we will be in a better position to leverage the existing knowledge and relationships that the Investment Team has developed to lead investments that meet our investment criteria. We believe that current market conditions will allow us to structure attractively priced debt investments and may allow us to incorporate other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, payment-in-kind, or PIK, interest and certain forms of equity securities.

Investment Strategy

We invest, and intend to continue to invest, in unitranche loans, standalone second and first lien loans, and selectively in mezzanine loans/structured equity and in the equity of portfolio companies through warrants and other instruments, in most cases taking such upside participation interest as part of an overall relationship. We seek to invest primarily in middle-market companies that have annual revenues of at least $50 million and EBITDA of at least $20 million. Our investments will typically range in size from $5 million to $25 million. We may invest in smaller or larger companies if there is an attractive opportunity, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. During such dislocations, we expect to see more deep value investment opportunities offering prospective returns that are disproportionate to the associated risk profile. We focus on companies with leading market positions, significant asset or franchise values, strong free cash flow and experienced senior management teams, with an emphasis on companies with high-quality sponsors. Our investment objective is to generate both current income and capital appreciation by targeting investment opportunities with favorable risk-adjusted returns.

The Adviser pursues debt investments that offer high cash yields, cash origination fees, and lower leverage levels. The Adviser seeks to structure our debt investments with strong protections, including default penalties, information rights, and affirmative and negative financial covenants, such as lien protection and restrictions concerning change of control. We believe these protections, coupled with the other features of our investments, should allow us to reduce our risk of capital loss and achieve attractive risk-adjusted returns, although there can be no assurance that we will be able to structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.

Investment Criteria

The principals of the Adviser use the following investment criteria and guidelines to evaluate prospective portfolio companies. However, not all of these criteria and guidelines were, or will be, used or met in connection with each of our investments.

•

Established companies with a history of positive operating cash flow. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis. We do not intend to invest in start-up companies or companies with speculative business plans.

•

Defensible and sustainable business. We seek to invest in companies with proven products and/or services that provide a competitive advantage versus its competitors or new entrants. The Adviser places an emphasis on the strength of historical operations and profitability and the generation of free cash flow to reinvest in the business or to utilize for debt service. The Adviser also focuses on the relative strength of the valuation and liquidity of collateral used to provide security for our investments, when applicable.

•

Seasoned management team with meaningful equity ownership. The Adviser generally requires that our portfolio companies have a seasoned management team, with strong corporate governance. The Adviser also seeks to invest in companies with management teams that have meaningful equity ownership. The Adviser believes that companies that have proper incentives in place, including having significant equity interests, motivate management teams to enhance enterprise value, which will act in accordance with our interests.

•

Significant Invested Capital. The Adviser believes that the existence of significant underlying equity value provides important support to our debt investments. The Adviser seeks investments in portfolio companies where it believes that the aggregate enterprise value significantly exceeds aggregate indebtedness, after consideration of our investment.

•

Investment Partnerships. We seek to invest where private equity sponsors have demonstrated capabilities in building enterprise value. In addition, we seek to partner with specialty lenders and other financial institutions. The Adviser believes that private equity sponsors and specialty lenders can serve as committed partners and advisors that will actively work with the Adviser, the company and its management team to meet company goals and create value.

•

Ability to exert meaningful influence. We target investment opportunities in which we will be a significant investor in the tranche and in which we can add value through active participation in the direction of the company, sometimes through advisory positions.

•

Exit strategy. We generally seek to invest in companies that the Adviser believes possess attributes that will provide us with the ability to exit our investments. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan, which would result in a partial exit of our investment prior to the maturity of the loan.

Deal Origination

The Adviser’s deal-originating efforts are focused on its direct corporate relationships and relationships with private equity firms, investment banks, restructuring advisers, law firms, boutique advisory firms and distressed/specialty lenders. The Adviser’s investment team will continue to enhance and expand these relationships. In addition, pursuant to the Stifel Arrangement and subject to certain restrictions, Stifel will use its commercially reasonable efforts to present to us to review and bid on Stifel Nicolaus & Company, Incorporated-originated leveraged finance and high yield corporate debt opportunities consistent with our investment strategy, subject to the approval of our board of directors as necessary, under the 1940 Act and certain other limitations.

The origination process is designed to thoroughly evaluate potential financings and to identify the most attractive of these opportunities on the basis of risk-adjusted returns. Each investment is analyzed from its initial stages through our investment by one of the Co-Chief Investment Officers of the Adviser and a senior investment professional. If an opportunity fits our criteria for investment and merits further review and consideration, the investment is presented to the investment committee. This first stage of analysis involves a preliminary, but detailed, description of the potential financing. An investment summary is then generated after preliminary due diligence. The opportunity may be discussed several times by members of the Investment Team. Prior to funding, every initial investment requires the unanimous approval of the Adviser’s investment committee consisting of the Adviser’s Co-Chief Investment Officers and one member appointed by Stifel, currently Stephan Kuppenheimer, who will also be a member of our board of directors. Follow-on investment decisions in existing portfolio companies and investment dispositions require the approval of a majority of the Adviser’s investment committee.

If the Adviser decides to pursue an opportunity, a preliminary term sheet will be produced for the target portfolio company. This term sheet serves as a basis for the discussion and negotiation of the critical terms of the proposed financing. At this stage, the Adviser begins its formal underwriting and investment approval process as described below. After the negotiation of a transaction, the financing is presented to the investment committee of the Adviser for approval. Upon approval of a financing transaction, the parties will prepare the relevant loan documentation. An investment is funded only after all due diligence is satisfactorily completed and all closing conditions have been satisfied. Each of the investments in our portfolio is monitored on a daily basis by a member of our investment committee aided by the senior investment professionals of the Investment Team, who also perform credit updates on each investment quarterly.

Underwriting

Underwriting Process and Investment Approval

The Adviser makes investment decisions only after considering a number of factors regarding the potential investment including, but not limited to:

•	historical and projected financial performance;

•	company and industry specific characteristics, such as strengths, weaknesses, opportunities and threats;

•	composition and experience of the management team; and

•	track record of the private equity sponsor leading the transaction, if applicable.

This methodology is employed to screen a high volume of potential investment opportunities on a consistent basis.

If an investment is deemed appropriate to pursue, a more detailed and rigorous evaluation is made after considering relevant investment parameters. The following outlines the general parameters and areas of evaluation and due diligence for investment decisions, although not all will necessarily be considered or given equal weighting in the evaluation process.

Business model and financial assessment

The Adviser undertakes a review and analysis of the financial and strategic plans for the potential investment. There is significant evaluation of and reliance upon the due diligence performed by the private equity sponsor, if applicable, and third party experts, including accountants and consultants. Areas of evaluation include:

•	historical and projected financial performance;

•	quality of earnings, including source and predictability of cash flows;

•	customer and vendor interviews and assessments;

•	potential exit scenarios, including probability of a liquidity event;

•	internal controls and accounting systems; and

•	assets, liabilities and contingent liabilities.

Industry dynamics

The Adviser evaluates the portfolio company’s industry, and may, if considered appropriate, consult or retain industry experts. The following factors are among those the Adviser analyzes:

•	sensitivity to economic cycles;

•	competitive environment, including number of competitors, threat of new entrants or substitutes;

•	fragmentation and relative market share of industry leaders;

•	growth potential; and

•	regulatory and legal environment.

Management assessment

The Adviser makes an in-depth assessment of the management team, including evaluation along several key metrics:

•	background checks;

•	the number of years in their current positions;

•	track record;

•	industry experience;

•	management incentive, including the level of direct investment in the enterprise; and

•	completeness of the management team (positions that need to be filled or added).

Sponsor Assessment

Among critical due diligence investigations is the evaluation of a private equity sponsor or specialty lender that has, or is also making, an investment in the portfolio company. A private equity sponsor is typically a controlling stockholder upon completion of an investment and as such is considered critical to the success of the investment. In addition, a management team with meaningful equity ownership can serve as a committed partner to us and any private equity sponsor or specialty lender. The Adviser will evaluate a private equity sponsor or specialty lender along several key criteria, including:

•	investment track record;

•	industry experience;

•	capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary; and

•	reference checks.

Investments

The following describes the types of loans we expect to make:

Unitranche loans. Unitranche loans are loans structured as first lien loans with certain characteristics of mezzanine loan risk in one security, such as risk relating to the fact that the loans may be unsecured and will typically rank junior to secured lenders. Unitranche loans typically provide for moderate loan amortization in the initial years of the loan with the majority of the principal repayment deferred until loan maturity. Unitranche loans provide us with greater control over a portfolio company’s capital structure, as they provide a one-stop financing solution and limit “frictional costs” (e.g., negotiations with, and concessions to, other lien holders) in the event of a workout process. Consistent with our focus on capital preservation, unitranche loans typically have less volatile returns than standalone second lien or mezzanine loans. Under market conditions as of the date of this prospectus, we expect that returns on unitranche loans will range between 8% and 15%.

Standalone second lien loans. Standalone second lien loans are loans that are typically senior on a lien basis to other liabilities in the issuer’s capital structure and have the benefit of a security interest over the assets of the borrower, although ranking junior to first lien loans. Standalone second lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. Standalone second lien loans can incur greater “frictional costs” (e.g., increased professional costs relating to resolving conflicts among the lenders) in the event of a workout and, partly because of this possible impact on recovery rates, we expect to demand a significantly higher risk premium in the form of higher spreads, call protection and/or warrants for extending standalone second lien loans, compared to first lien loans of similar credit quality. Under market conditions as of the date of this prospectus, we expect that returns on standalone second lien loans will range between 8% and 15%.

Standalone first lien loans. Standalone first lien loans are loans that are typically senior on a lien basis to other liabilities in the issuer’s capital structure and have the benefit of a security interest on the assets of the portfolio company. Standalone first lien loans may provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. Under market conditions as of the date of this prospectus, we expect that returns on standalone first lien loans will range between 8% and 12%.

Mezzanine loans/structured equity. Mezzanine loans are subordinated to senior secured loans on a payment basis, are typically unsecured and rank pari passu with other unsecured creditors of the issuer. As with standalone second lien loans, we expect to demand a significantly higher risk premium in the form of higher spreads, call protection and/or warrants for mezzanine loans, given the lower recovery rates for such securities due in part to the greater “frictional costs” (e.g., increased professional costs relating to resolving conflicts among the lenders) in a protracted workout. We may take mezzanine type risk in the form of “structured equity” investments. In cases where portfolio companies may be constrained in their ability to raise additional capital in the form of debt, we may have the opportunity to structure preferred equity or other equity-like instruments. These equity instruments will typically have redemption rights and will either be convertible into common equity at our option, or will have detachable warrants compensating us for the additional risk inherent in such investments. In most cases, these equity instruments will have debt-like characteristics, which provide more downside protection than a typical equity instrument. Under market conditions as of the date of this prospectus, we expect that the returns on mezzanine loans will range between 15% and 20%.

Equity components. In connection with some of our debt investments, we will also invest in preferred or common stock or receive nominally priced warrants or options to buy an equity interest in the portfolio company. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. The Adviser may structure such equity investments and warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Portfolio Management Strategy

Each of the investments in our portfolio is monitored on a daily basis by a member of our investment committee aided by the senior investment professionals of the Investment Team, who also perform credit updates on each investment quarterly.

Risk Ratings

In addition to various risk management and monitoring tools, we use the Adviser’s investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. This investment rating system uses a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

Investment Rating 1	Investments that are performing above expectations, and whose risks remain favorable compared to the expected risk at the time of the original investment.
Investment Rating 2	Investments that are performing within expectations and whose risks remain neutral compared to the expected risk at the time of the original investment. All new loans will initially be rated 2.
Investment Rating 3	Investments that are performing below expectations and that require closer monitoring, but where no loss of return or principal is expected. Portfolio companies with a rating of 3 may be out of compliance with their financial covenants.
Investment Rating 4	Investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are often in workout. Investments with a rating of 4 will be those for which some loss of return but no loss of principal is expected.
Investment Rating 5	Investments that are performing substantially below expectations and whose risks have increased substantially since the original investment. These investments are almost always in workout. Investments with a rating of 5 will be those for which some loss of return and principal is expected.

If the Adviser determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, the Adviser will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions. While the investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that will be performed. The frequency of the Adviser’s monitoring of an investment will be determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing the investment.

The following table shows the investment rankings of the debt investments in our portfolio:

	As of September 30, 2013			As of June 30, 2013
Investment Rating	Fair Value	% of Portfolio	Number of Investments	Fair Value	% of Portfolio	Number of Investments
1	$—	—%	—	$24,551,299	20.7%	2
2	132,142,182	100	12	94,102,014	79.3	9
3	—	—	—	—	—	—
4	—	—	—	—	—	—
5	—	—	—	—	—	—

Total	$132,142,182	100%	12	$118,653,313	100%	11

Realization of Investments

The potential exit scenarios of a portfolio company will play an important role in evaluating investment decisions. The Adviser will formulate specific exit strategies at the time of such investment. Our debt orientation will provide for increased potential exit opportunities, including the sale of investments in the private markets, the refinancing of investments held, often due to maturity or recapitalizations, and other liquidity events including the sale or merger of the portfolio company. Since we seek to maintain a debt orientation in our investments, we expect to receive interest income over the course of the investment period, receiving a significant return on invested capital well in advance of final exit.

Managerial Assistance

As a BDC, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. The Adviser will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse the Adviser for its allocated costs in providing such assistance, subject to the review by our board of directors, including our independent directors.

SBIC License

We intend to apply for a license to form a small business investment company subsidiary, or SBIC subsidiary. The application is subject to approval by the United States Small Business Administration, or the SBA, and we can make no assurances that the SBA will approve our application. The SBIC subsidiary would be allowed to issue SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. SBA-guaranteed debentures generally have longer maturities and lower interest rates than other forms of debt that may be available to us. Neither we nor the Adviser has ever operated an SBIC. See “Risk Factors—Risks Related to Our Business and Structure—If we receive qualification from the SBA to be licensed as an SBIC but we are unable to comply with SBA regulations after the SBIC subsidiary is licensed as an SBIC, our business plan and investment objective could be adversely affected.”

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, other BDCs, commercial and investment banks, commercial finance companies and, to the extent they provide an alternative form of financing, private equity funds and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our qualification as a RIC.

We expect to use the expertise of the investment professionals of the Adviser (including those provided to the Adviser under the Services Agreement) to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that the relationships of these investment professionals will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest.

Staffing

We will not have any direct employees, and our day-to-day investment operations will be managed by the Adviser. Anthony Scire, our interim Chief Financial Officer and Treasurer, is an employee of Cyrus Capital and performs his duties for us pursuant to the Adviser’s obligations under the Administration Agreement and indirectly through the Services Agreement. The Adviser currently has two officers, Messrs Mauer and Jansen, and six employees, who are dual employees of the Adviser and Stifel, under the Stifel Arrangement. Additional investment professionals are provided to the Adviser through its Services Agreement with Cyrus Capital. Edward J. Cook, our chief compliance officer, is a Director of Alaric Compliance Services, LLC, and performs his functions as our chief compliance officer under the terms of an agreement between the Adviser and Alaric Compliance Services, LLC. The Adviser has retained Mr. Cook and Alaric Compliance Services, LLC pursuant to its obligations under our Administration Agreement. In addition, we will reimburse the Adviser for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer and any administrative support staff. The Adviser intends to hire a chief financial officer promptly following completion of this offering and, to the extent necessary, additional investment and other administrative personnel dedicated to us as necessary to support our growth and reduce the Adviser’s use of the Cyrus Capital employees. See Management Agreements – Administration Agreement.

Properties

We do not own any real estate. Our principal executive offices are currently located at 399 Park Avenue, 39th Floor, New York, New York 10022. We expect to move our principal executive offices during the first calendar quarter of 2014 and will then no longer share office space with Cyrus Capital. All locations are provided to us by the Adviser pursuant to the Administration Agreement and indirectly by Cyrus Capital through the Services Agreement. We believe that our office facilities are and will be suitable and adequate for our business as we contemplate conducting it.

Legal Proceedings

We and the Adviser are not subject to any material legal proceedings.

PORTFOLIO COMPANIES

As of September 30, 2013, our portfolio consisted of debt and equity investments in 12 portfolio companies consisting of 54.8% first lien investments, 44.6% second lien investments and 0.6% warrant positions, at fair value. We do not believe that there are any material differences in the underwriting standards that were used to originate our portfolio and the underwriting standards described in this prospectus.

As of September 30, 2013, the weighted average annualized yield of the debt investments in our portfolio was 11.06% as if our unfunded obligations were fully funded and is weighted based on each respective investment’s par amount. The weighted average annualized yield was computed using the effective interest rates for all debt investments at fair value, plus yield to maturity from September 30, 2013 of our debt investments, including our unfunded obligations. As of September 30, 2013, all portfolio companies were in compliance with the terms of their respective credit agreements.

The following table sets forth certain information as of September 30, 2013 for each portfolio company in which we had an investment. Other than these investments, we expect that our only formal relationships with our portfolio companies will be the managerial assistance we may provide, and the board observation or participation rights we may receive in connection with our investment. We do not “control” any of our portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25.0% of its voting securities and we would be an “affiliate” of a portfolio company if we owned 5.0% or more of its voting securities.

Description	Industry	Type of Investment	Interest	Maturity	Principal Amount (1)	Cost	Fair Value (2)
Active Media Services, Inc. One Blue Hill Plaza Pearl River, NY 10965	Commercial Services	Senior Secured First Lien	L+9.50%	2/1/2018	$5,000,000	$4,865,386	$4,862,500

AM General LLC 105 North Niles Avenue South Bend, IN 16617	Automobiles and Components	Senior Secured First Lien	L+9.00%	3/22/2018	15,600,000	15,374,910	14,040,000

Capitol Petroleum Group 6820-B Commercial Drive Springfield, VA 22151	Oil and Gas	Senior Secured	11% cash, 3% PIK	12/3/2019	10,253,951	10,076,250	10,048,872

Crestwood Holdings, LLC One Lafayette Place Greenwich, CT 06830	Pipelines	Senior Secured First Lien	L+6.00%	6/19/2019	9,975,000	9,927,605	10,124,625

Endeavour International Corporation 811 Main Street Suite 2100 Houston, TX 77002	Oil and Gas	Senior Secured First Lien Warrants	13%	6/30/2014	17,953,305 160,000	17,755,672 160,000	17,953,305 368,000

MF Global Holdings, Ltd. 142 West 57th Street 10th Floor New York, NY 10019	Diversified Financial Services	Senior Secured First Lien	L+6.50%	12/4/2014	8,537,327	8,398,194	8,451,954
		Senior Secured First Lien(3)	0.5%	12/4/2014	(5,122,397)	(81,190)	(51,224)

Telecommunications Management, LLC (New Wave) 8500 W 110th Street Suite 600 Overland Park, KS 66210	Telecommunications	Senior Secured Second Lien	L+8.00%	10/30/2020	8,831,169	8,752,253	8,919,481

Telular Corporation (ACP Tower Holdings, LLC) 311 S Wacker Drive Suite 4300 Chicago, IL 60606	Telecommunications	Senior Secured Second Lien	L+8.00%	6/24/2020	7,500,000	7,392,580	7,387,500

TNS Inc. 11480 Commerce Park Drive Suite 600 Reston, VA 20191	Telecommunications	Senior Secured Second Lien	L+8.00%	8/14/2020	7,862,500	7,868,112	7,941,125
Trident USA Health Services, LLC 930 Ridgebrook Road 3rd Floor Sparks, MD 21152	Healthcare Products/ Services	Senior Secured Second Lien	L+9.00%	7/31/2020	20,000,000	19,941,632	20,000,000

Description	Industry	Type of Investment	Interest	Maturity	Principal Amount (1)	Cost	Fair Value (2)

Virgin America Inc. 555 Airport Blvd Burlingame, CA 94010	Airlines	Senior Secured	17% PIK	6/9/2016	5,000,000	4,839,246	5,000,000
		Senior Secured	8.5% cash, 8.5% PIK	6/9/2016	5,425,073	5,007,276	5,425,074
		Warrants			513,333	184,116	272,066
		Warrants			385,000	53,441	127,050
YRCW Receivables Inc. 10990 Roe Avenue Overland Park, KS 66211	Trucking and Leasing	Senior Secured First Lien	L+9.75%	9/30/2014	12,043,559	12,095,804	12,224,212

YRC Worldwide, Inc.(4) 10990 Roe Avenue Overland Park, KS 66211	Trucking and Leasing	Senior Secured First Lien	7.5%	3/31/2015	(12,349,448)	(86,766)	(185,242)

(1)	Principal amount includes the amount of PIK interest. See Note 2.b. to the consolidated financial statements included elsewhere in this prospectus for additional information regarding PIK interest.
(2)	Indicates fair value as determined in good faith by our board of directors. None of the portfolio companies has (a) been in payment default, (b) extended the original maturity of its loan, (c) converted from cash interest to PIK interest or (d) otherwise entered into a material amendment to its credit facility related to deteriorating financial performance.
(3)	This investment is an unfunded obligation.
(4)	This investment is an unfunded obligation.

Set forth below is a brief description of each portfolio company in which we have made an investment:

Active Media Services, Inc. is a provider of media, marketing and other business services through corporate trade.

AM General, LLC provides design, engineering, production, and technical and parts support of military and special purpose vehicles.

Capitol Petroleum Group owns, operates or supplies over 140 petroleum retail sites in the metropolitan Washington, D.C. region.

Crestwood Holdings, Inc. is the general partner, owner and manager of Crestwood Midstream Partners LP, a master limited partnership focused on providing midstream infrastructure for the future development of North America shale and unconventional resource basins.

Endeavour International Corporation is an oil and gas exploration and production company focused on the acquisition, exploration and development of oil and natural gas in the North Sea and the United States.

MF Global Holdings, Ltd. and its affiliates, through its regulated and unregulated broker dealers, provide execution and clearing services for exchange-traded OTC derivative products, non-derivative foreign exchange products and securities in the cash market.

Telecommunications Management LLC is a provider of cable television, Internet, and digital telephone services Arkansas, Illinois, Indiana and Missouri.

Telular Corporation is a developer of products and services that utilize wireless networks to provide data and voice connectivity among people and machines.

TNS Inc. is a leading provider of data communications and interoperability solutions.

Trident USA Health Services, LLC is a national provider of outsourced diagnostic healthcare services to post-acute facilities and other customers.

Virgin America, Inc. is a San Francisco-based airline that provides transportation in the North American Market.

YRCW Receivables Inc. is a bankruptcy remote accounts receivable financing vehicle that is wholly owned by YRC Worldwide, a provider of transportation and global logistics services.

YRC Worldwide, Inc. is a provider of transportation and global logistics services across North America.

Since September 30, 2013, we made five new investments totaling $73.0 million, one of which was an addition to an existing investment, which increased our investment portfolio to $167.9 million and the average investment per company to $11.2 million as follows:

•	$12.0 million investment in a second lien loan of CT Technologies Intermediate Holdings, Inc., a national provider of medical information exchange management services;

•	$20.0 million additional investment in a first lien fully funded, revolving credit of Endeavour International Corp.

•	$11.0 million investment in a second lien term loan of Bennu Oil & Gas, LLC, an oil and gas producer in the Gulf of Mexico;

•	$15.0 million investment in a second lien term loan of TNT Crane & Rigging, a lifting service provider in the Southeastern United States; and

•	$15.0 million investment in a first lien term loan of American Gaming Systems, a designer and manufacturer of gaming machines and systems.

In addition, our $18.0 million investment in the letter of credit facility and our $20.0 million investment in the revolving credit of Endeavor International Corp. were repaid. We also sold our $12.3 million investment in YRC Worldwide Inc. Letter of Credit facility. This investment was unfunded. See Consolidated Schedule of Investments (unaudited) as of November 30, 2013 included elsewhere in this prospectus.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of June 30, 2013 and June 30, 2012. The report of Ernst & Young, LLP, our independent registered public accountants, on the senior securities table as of June 30, 2013 and June 30, 2012, is attached as an exhibit to the registration statement of which this prospectus is a part. This information has been derived from our consolidated financial statements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview” for more detailed information regarding the senior securities.

	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Average Market Value per Unit (3)
	(dollar amounts thousands)
Class and Year
Financing Facility
2013	$76,500	$2,141	N/A
2012	$—	$—	N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	Not applicable because senior securities are not registered for public trading.

MANAGEMENT

Board of Directors and Its Leadership Structure

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of seven members, four of whom are not “interested persons” of the Adviser, or its affiliates as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” The board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of the board of directors include quarterly valuation of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The board of directors has established an audit committee, a valuation committee, a nominating and corporate governance committee and a compensation committee, and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below. Mr. Mauer serves as Chief Executive Officer, Chairman of the Board and as a member of the Adviser’s investment committee. We believe that Mr. Mauer’s history with the Adviser, his familiarity with its investment platform, and his extensive knowledge of and experience in the financial services industry qualify him to serve as the Chairman of the Board.

The board of directors does not have a lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an audit committee, a valuation committee, a nominating and corporate governance committee and a compensation committee, each of which is comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

The board of directors believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, the board of directors believes that the relationship of Messrs. Mauer and Jansen with the Adviser provides an effective bridge between the board of directors and management, and encourages an open dialogue between management and our board of directors, ensuring that these groups act with a common purpose. The board of directors also believes that its small size creates an efficient governance structure that provides ample opportunity for direct communication and interaction among our management, the Adviser and the board of directors.

Board of Directors

We have adopted provisions in our articles of incorporation that divide our board of directors into three classes. At each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Under the Stifel Arrangement, upon consummation of the CM Finance Merger, Stifel will have a right to appoint a member of our board of directors, who would be considered “interested” (that is, not independent for purposes of the 1940 Act). Stifel intends to appoint Mr. Kuppenheimer. Stifel will also have the right to nominate for election a member of our board of directors upon the expiration of Mr. Kuppenheimer’s term and subsequently for all elections for the seat currently occupied by Mr. Kuppenheimer.

Information regarding the board of directors is as follows:

Name	Year of Birth	Position	Director Since	Term Expires	Other Directorships Held
Interested Directors
Michael C. Mauer	1961	Chief Executive Officer and Chairman of the Board	2013	2016	—
Christopher E. Jansen	1959	President, Secretary and Director	2013	2015	—
Stephan Kuppenheimer (1)	1970	Director	2013	2014	—
Independent Directors
Julie Persily	1965	Director	2013	2014	—
Robert Ryder	1960	Director	2013	2016	—
Robert Wagner	1962	Director	2013	2015	—
Keith Lee	1971	Director	2013	2014	—

(1)	Pursuant to the Stifel Arrangement, Mr. Kuppenheimer will be appointed as a director of the Company upon completion of the CM Finance Merger.

The address for each of our directors is c/o CM Finance Inc, 399 Park Avenue, 39th Floor, New York, New York 10022.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Year of Birth	Position
Anthony Scire	1977	Interim Chief Financial Officer and Treasurer
Edward J. Cook	1964	Chief Compliance Officer

The address for each of our executive officers is c/o CM Finance Inc, 399 Park Avenue, 39th Floor, New York, New York 10022.

Biographical Information

The board of directors will consider whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors will also consider whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups—independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Keith Lee serves as a member of our board of directors. Mr. Lee has served as a senior partner and Managing Director at H/2 Capital Partners, a commercial real estate focused investment manager, since August 2013. At H/2, Mr. Lee is responsible for the firm’s Finance and Capital Markets functions. Mr. Lee previously served from 2011 to 2013 as Managing Director at UBS Securities and Head of Structured Financing for the Americas. In this role, Mr. Lee arranged term financing facilities for UBS clients secured by structured finance assets backed primarily by commercial real estate, residential mortgages and corporate loans and bonds. Prior to joining UBS, Mr. Lee was with Goldman, Sachs & Co. (NYSE: GS), a global investment banking, securities and investment management firm, in its Principal Funding and Investments Group from 2010 to 2011. Mr. Lee was the head of Goldman, Sachs & Co.’s U.S. CLO business from 2006 to 2010 and previously held a similar position at Lehman Brothers Holdings Inc. Mr. Lee holds a bachelor’s degree in economics and philosophy from Knox College, and a master’s degree in business administration in finance and accounting from the University of Chicago, Booth School of Business. We believe Mr. Lee’s extensive experience with financial institutions and his knowledge of capital markets and structured financing brings important and valuable skills to our board of directors.

Julie Persily serves as a member of our board of directors. Ms. Persily retired in 2011 after serving as the Co-Head of Leveraged Finance and Capital Markets of Nomura Securities North America, a unit of Nomura Holdings Inc. (NYSE: NMR), a securities and investment banking company, since July 2010. Ms. Persily previously served in various capacities at Citigroup Inc. (NYSE: C), a financial services company, including as the Co-Head of Leveraged Finance Group from December 2006 to November 2008, the Head of Acquisition Finance Group from December 2001 to November 2006 and as Managing Director from July 1999 to November 2001. From 1990 to 1999, Ms. Persily served in various capacities including as a Managing Director, Leveraged Finance at BT Securities Corp., a financial services company and a subsidiary of Bankers Trust Corp., which was acquired by Deutsche Bank in April 1999. From 1987 to 1989, Ms. Persily served as an analyst at Drexel Burnham Lambert, a securities and investment banking company. Ms. Persily received a B.A. in psychology and economics from Columbia College and a M.B.A in financing and accounting from Columbia Business School. We believe Ms. Persily’s extensive experience with structuring, negotiating and marketing senior loans, high yield and mezzanine financings brings important and valuable skills to our board of directors.

Robert Ryder serves as a member of our board of directors. Mr. Ryder has been the Executive Vice President and Chief Financial Officer of Constellation Brands, Inc. (NYSE: STZ), a wine, beer and spirits company, since May 2007. Mr. Ryder previously served from 2005 to 2006 as Executive Vice President and Chief Financial and Administrative Officer of IMG, an international sports marketing and media company. From 2002 to 2005, Mr. Ryder was Senior Vice President and Chief Financial Officer of American Greetings Corporation (NYSE: AM), a publicly traded, multinational consumer products company. From 1989 to 2002, Mr. Ryder held several management positions of increasing responsibility with PepsiCo, Inc (NYSE: PEP). These included control, strategic planning, mergers and acquisitions, CFO and Controller positions serving at PepsiCo’s corporate headquarters and at its Frito-Lay International and Frito-Lay North America divisions. Mr. Ryder began his career at PriceWaterhouse & Co., where he left as a manager in 1989. Mr. Ryder received a B.S. in Accounting from the University of Scranton and is a certified public accountant. We believe Mr. Ryder’s extensive experience with public companies, public boards and knowledge of accounting and public company regulatory issues brings important and valuable skills to our board of directors.

Robert Wagner serves as a member of our board of directors. Mr. Wagner has been a self-employed management consultant, working closely with client management on company strategy, financing, investor relations and compensation policies since March 2012. In February 2012, Mr. Wagner retired from Silver Point Capital, L.P., a credit opportunity hedge fund, where he had served as a senior management leader and operating committee member and Director of Marketing and Investor Relations since May 2006. While at Silver Point Capital, L.P., Mr. Wagner ran its Global Markets team, a deal-sourcing and relationship development team, and served on the firm’s private-side, direct lending investment committee. From 1999 to 2005, Mr. Wagner served as a Managing Director and a senior leader in the fixed income division at Goldman, Sachs & Co. (NYSE: GS), a global investment banking, securities and investment management firm. From 1993 to 1999, Mr. Wagner served as a Managing Director and team leader of the leveraged loan capital markets group at BT Securities Corp., a financial services company and a subsidiary of Bankers Trust Corp., which was acquired by Deutsche Bank in April 1999. Mr. Wagner served in a similar capacity at Bank of America from 1989 to 1993. Mr. Wagner has also served as a director of Loan Syndication & Trading Association on multiple occasions, most recently from 2006 to 2010. Mr. Wagner received a B.B.A. in Finance and Accounting from the University of Michigan and an M.S. in Journalism from Columbia University—Graduate School of Journalism. We believe Mr. Wagner’s extensive experience in deal-sourcing, investor relations and credit underwriting brings important and valuable skills to our board of directors.

Interested Directors

Michael C. Mauer is our Chief Executive Officer and Chairman of our board of directors. Mr. Mauer has also served as the Managing Partner and Co-Chief Investment Officer of CM Investment Partners, LP since January 2012. Mr. Mauer is a member of the Adviser’s investment committee and board of managers. Mr. Mauer served as a Senior Managing Director and head of the leveraged loan effort at Cyrus Capital Partners, L.P. since September 2011. Mr. Mauer intends to resign from Cyrus Capital Partners, L.P. upon our election to be regulated as a BDC. From July 2009 to September 2010, Mr. Mauer worked for Icahn Capital where he was a Senior Managing Director and a member of the investment team. In addition, he was in charge of the firm’s Marketing and Investor Relations. Prior to that, Mr. Mauer was a Managing Director at Citigroup Inc. (NYSE: C), a financial services company, from 2001 to 2009. During that time he led several businesses including Global Co-Head of Leveraged Finance and Global Co-Head of Fixed Income Currency and Commodity Distribution. In addition, during this period he was a senior member of Citigroup Inc.’s credit committee responsible for all underwriting and principal commitments of leveraged finance capital worldwide. From 1988 to 2001, Mr. Mauer held several positions at JPMorgan including Head of North American Investment Grade and Leverage Loan Syndicate, Sales and Trading businesses. Mr. Mauer began his career in 1982 at Price Waterhouse & Co., where he was a Senior Accountant and a C.P.A. Mr. Mauer received a B.S. from the University of Scranton and an M.B.A. from Columbia University. We believe Mr. Mauer’s extensive investing, finance, and restructuring experience bring important and valuable skills to our board of directors.

Christopher E. Jansen is our President, Secretary and a member of our board of directors. Mr. Jansen has also served as a Partner and Co-Chief Investment Officer of CM Investment Partners, LP since June

2012. Mr. Jansen is a member of the Adviser’s investment committee and board of managers. Mr. Jansen also served as a Senior Managing Director at Cyrus Capital Partners, L.P. since April 2012. Mr. Jansen intends to resign from Cyrus Capital Partners, L.P. upon our election to be regulated as a BDC. Formerly, Mr. Jansen was a senior advisor at Sound Harbor Partners from April 2011 to March 2012. Prior to that, Mr. Jansen was a founding Managing Partner and Senior Portfolio Manager for Stanfield Capital Partners from inception in 1998 until the sale of the company in 2010. As a member of Stanfield Capital Partners’ Management Committee, Mr. Jansen was involved in planning the strategic direction of the firm. Additional responsibilities included the oversight and administration of the investment process and the implementation of portfolio management procedures of the company’s Collateralized Loan Obligation and bank loan businesses. During his tenure at Stanfield, Jansen was responsible for the management of 15 different portfolios aggregating in excess of $7 billion in assets. These portfolios were comprised of large corporate loans, middle-market loans, second lien loans, high yield bonds and structured finance securities. Prior to Stanfield Capital Partners, Mr. Jansen was Managing Director and Portfolio Manager at Chancellor Senior Secured Management from 1990 to 1998. While at Chancellor, Jansen was responsible for the management of 11 different portfolios aggregating in excess of $4 billion in assets. These portfolios were comprised of large corporate loans, middle-market loans and second lien loans. From 1983 to 1990, Mr. Jansen held various positions at Manufacturers Hanover Trust Company, including as Vice President in the Bank’s Acquisition Finance Group and LBO Management Group. Mr. Jansen received a B.A. from Rutgers College and a M.M. from the Kellogg School of Management at Northwestern University. We believe Mr. Jansen’s extensive investing, finance, and restructuring experience bring important and valuable skills to our board of directors.

Stephan Kuppenheimer will serve as a member of our board of directors upon consummation of the CM Finance Merger and serves as a member of the Adviser’s investment committee and board of managers. Mr. Kuppenheimer has served in various capacities, including most recently as Senior Managing Director and Head of Credit Investments, at Stifel Financial Corp. (NYSE: SF), a diversified financial services holding company, since March 2010. Mr. Kuppenheimer has also served as Chief Executive Officer of FSI Capital, LLC, an investment adviser, Chief Executive Officer, President and a Trustee of FSI Realty Trust, a specialty finance realty company, as well as Chief Executive Officer and Chief Operating Officer of FSI Securities, LLC, a registered broker-dealer since June 2006. Prior to joining FSI, Mr. Kuppenheimer was Director and Co-Head of the U.S. Structured Credit Products Group at Merrill Lynch & Co., Inc. with responsibility for collateral loan obligations (CLOs), trust preferred collateral debt obligations (CDOs), structured funds and new products from March 2004 to July 2006. Mr. Kuppenheimer was also responsible for investment grade corporate CDOs and trust preferred securities at Credit Suisse First Boston from October 2000 to March 2004. He began his career as an attorney for Brown & Wood, LLP in New York focused on structured credit derivative transactions. Mr. Kuppenheimer received an A.B., with Honors, in Philosophy and Geology from Colgate University and a J.D., with Distinction, from Emory University. We believe Mr. Kuppenheimer’s extensive experience in originations, asset management, portfolio advisory, and structured credit and leveraged finance products brings important and valuable skills to our board of directors.

Executive Officers Who Are Not Directors

Anthony Scire serves as our Interim Chief Financial Officer and Treasurer. Mr. Scire has also served as the Senior Controller of Cyrus Capital Partners, L.P. since August 2009. Prior to joining Cyrus Capital Partners, L.P., Mr. Scire served as Vice President of Accounting and Operations at Sandelman Partners, LP, a multi-strategy hedge fund adviser, from May 2005 to August 2009. Prior to that, Mr. Scire served as a manager in the asset management advisory services division of Ernst & Young, LLP, specializing in hedge funds from May 2002 to May 2005. Mr. Scire received a B.S. in Accounting from St. John’s University and is a licensed Certified Public Accountant in New York.

Edward J. Cook has served as our Chief Compliance Officer since December 2013. He has also served as a Director of Alaric Compliance Services, LLC since November 2007. Additionally, Mr. Cook serves as the Chief Compliance Officer of WhiteHorse Finance, Inc. (NASDAQ: WHF), another publicly traded BDC, Broadmark Asset Management, LLC, a registered investment adviser, and Solar Capital Partners, LLC, a registered investment adviser that advises business development companies, positions he has held since December 2012, March 2011 and November 2008, respectively. Prior to joining Alaric, Mr. Cook was Counsel to the head of U.S. Immigration and Customs Enforcement at the Department of Homeland Security, where he served from April 2004 to October 2007, and he contributed to the development of national anti-money laundering strategy. Mr. Cook received his J.D. from the University of Virginia School of Law and his A.B. from the College of William & Mary.

Audit Committee

The members of the audit committee are Mr. Lee, Ms. Persily, Mr. Ryder and Mr. Wagner, each of whom meets the independence standards established by the SEC and the Nasdaq for audit committees and is independent for purposes of the 1940 Act. Mr. Ryder serves as chairman of the audit committee. Our board of directors has determined that Mr. Ryder is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

Compensation Committee

The members of the compensation committee are Mr. Lee, Ms. Persily, Mr. Ryder and Mr. Wagner, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations. Ms. Persily serves as chairman of the compensation committee. The compensation committee is responsible for overseeing our compensation policies generally, evaluating executive officer performance, overseeing and setting compensation for our directors and, as applicable, our executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in our annual proxy statement. Currently, none of our executive officers is compensated by us, and as such, the compensation committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

The compensation committee has the sole authority to retain and terminate any compensation consultant assisting the compensation committee, including sole authority to approve all such compensation consultants’ fees and other retention terms. The compensation committee may delegate its authority to subcommittees or the chairman of the compensation committee when it deems appropriate and in our best interests.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Mr. Lee, Ms. Persily, Mr. Ryder and Mr. Wagner, each of whom is independent for purposes of the 1940 Act and the Nasdaq corporate governance regulations. Mr. Lee serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

The nominating and corporate governance committee will consider nominees to the board of directors recommended by a stockholder if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements or any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board’s annual-self assessment, the members of the nominating and corporate governance committee will evaluate the membership of the board of directors and whether the board maintains satisfactory policies regarding membership selection.

Valuation Committee

The valuation committee is composed of Mr. Lee, Ms. Persily, Mr. Ryder and Mr. Wagner, each of whom is not an interested person for purposes of the 1940 Act and is independent for purposes of the Nasdaq corporate governance regulations. Mr. Wagner serves as the chairman of the valuation committee. The valuation committee is responsible for aiding our board of directors in fair value pricing of our debt and equity investments that are not publicly traded or for which current market values are not readily available. The board of directors and valuation committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Compensation of Directors

The following table shows information regarding the compensation expected to be received by our independent directors for the fiscal year ending June 30, 2014. No compensation is paid to directors who are “interested persons” for their service as directors.

Name	Aggregate Cash Compensation from CM Finance Inc (1)	Total Compensation from CM Finance Inc Paid to Director (1)
Interested Directors
Michael C. Mauer	$—	$—
Christopher E. Jansen	$—	$—
Stephan Kuppenheimer	$—	$—
Independent Directors
Julie Persily	$104,000	$104,000
Robert Ryder	$109,000	$109,000
Robert Wagner	$104,000	$104,000
Keith Lee	$104,000	$104,000

(1)	We are newly organized, and the amounts listed are estimated for the fiscal year ending June 30, 2014. For a discussion of the independent directors’ compensation, see below. We do not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

The independent directors will receive an annual fee of $75,000. They will also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and each special telephonic meeting. They also will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairman of the audit committee will receive an annual fee of $7,500. The chairmen of the valuation committee, the nominating and corporate governance committee and the compensation committee will receive an annual fee of $2,500, $2,500 and $2,500, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are “interested persons.”

Investment Committee

The Adviser’s investment committee consists of Messrs. Mauer, Jansen and one individual that is appointed by Stifel. Initially, Stifel has appointed Stephan Kuppenheimer to the Adviser’s investment committee. The investment committee of the Adviser meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the investment committee reviews and determines, by unanimous vote, whether to make initial prospective investments identified by the Adviser. Follow-on investment decisions in existing portfolio companies and investment dispositions require the approval of a majority of the Adviser’s investment committee. The investment committee also monitors the performance of our investment portfolio. After the completion of this offering, the Adviser may increase the size of its investment committee from time to time.

Portfolio Management

Each initial investment opportunity requires the unanimous approval of the Adviser’s investment committee. Follow-on investment decisions in existing portfolio companies require the approval of Messrs. Mauer and Jansen beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The day-to-day management of investments approved by the investment committee will be overseen by Messrs. Mauer and Jansen. Biographical information with respect to Messrs. Mauer and Jansen is set out under “—Biographical Information—Interested Directors.”

The members of the investment committee, excluding Mr. Kuppenheimer, receive compensation by the Adviser that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee earned in connection with their services.

Executive Compensation

None of our executive officers receive compensation from us. Each of Messrs. Mauer and Jansen has a direct ownership and financial interest in, and may receive compensation and/or profit distributions from, the Adviser. None of Mr. Mauer, Mr. Jansen or Mr. Kuppenheimer receives any direct compensation from us. See “Related Party Transactions and Certain Relationships.” Anthony Scire, our interim Chief Financial Officer and Treasurer, and, through Alaric Compliance Services, LLC, Mr. Cook, our chief compliance officer, are paid by the Adviser, as our administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by such persons to the Adviser. To the extent that the Adviser outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the Adviser.

MANAGEMENT AGREEMENTS

The Adviser was formed in July 2013 and is registered as an investment adviser under the Advisers Act.

Investment Advisory Agreement

Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, the Adviser will manage our day-to-day operations and provide investment advisory services to us. Under the terms of the Investment Advisory Agreement, the Adviser will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make;

•	execute, close, service and monitor the investments we make;

•	determine the securities and other assets that we will purchase, retain or sell;

•	perform due diligence on prospective portfolio companies; and

•	provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Pursuant to the Investment Advisory Agreement, we have agreed to pay the Adviser a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee will ultimately be borne by our stockholders.

For the period commencing upon the consummation of this offering and ending December 31, 2014, the Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support a minimum dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). For the periods January 1, 2015 to December 31, 2015 and January 1, 2016 to December 31, 2016, the Adviser has agreed to waive its incentive fees, without recourse against or reimbursement by us, to the extent required in order for the Company to earn a quarterly net investment income to support minimum dividend payments on shares of common stock outstanding on the relevant dividend payment dates of 9.25% and 9.375%, respectively (to be paid on a quarterly basis). The annual dividend yield will be based on our initial public offering price per share. Net investment income is defined as GAAP net income before net realized and unrealized gains (losses).

Management Fee

The base management fee is calculated at an annual rate of 1.75% of our gross assets, including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. Base management fees for any partial month or quarter will be appropriately pro-rated.

Incentive Fee

We will pay the Adviser an incentive fee. Incentive fees are calculated as below and payable quarterly in arrears (or, upon termination of the Investment Advisory Agreement, as of the termination date). The incentive fee, which provides the Adviser with a share of the income that it generates for us, has two components, ordinary income and capital gains, calculated as follows:

The ordinary income component is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter, subject to a total return requirement and deferral of non-cash amounts, and will be 20.0% of the amount, if any, by which our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter, exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Adviser receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% (which is 10.0% annualized). The effect of the “catch-up” provision is that, subject to the total return and deferral provisions discussed below, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, the Adviser receives 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) will be paid to the Adviser only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such accounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possible elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter, and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle, and there is no delay of payment if prior quarters are below the quarterly hurdle.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement and deferral of non-cash amounts. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphic representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-incentive Fee Net Investment Income

Allocated to Income-Related Portion of Incentive Fee

The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2014, and is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees, provided that the incentive fee determined as of December 31, 2014 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2014. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee before Total Return Requirement Calculation:

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate (1) = 2.0%

Management fee (2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses) = 0.6125%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate (1) = 2.0%

Management fee (2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses) = 2.2625%

Incentive fee = 100% × Pre-incentive fee net investment income (subject to “catch-up”) (4)

= 100% × (2.2625% – 2.0%)

= 0.2625%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2625%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate (1) = 2.0%

Management fee (2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses) = 2.8625%

Incentive fee = 100% × Pre-incentive fee net investment income

(subject to “catch-up”) (4)

Incentive fee = 100% × “catch-up” + (20.0% × (Pre-Incentive Fee Net Investment Income – 2.5%))

“Catch-up” = 2.5% – 2.0%

= 0.5%

Incentive fee = (100% × 0.5%) + (20.0% × (2.8625% – 2.5%))

= 0.5% + (20.0% × 0.3625%)

= 0.5% + 0.725%

= 0.5725%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.5725%.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Income Portion of Incentive Fee with Total Return Requirement Calculation:

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate (1) = 2.0%

Management fee (2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses) = 2.8625%

Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8,000,000

Although our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate (1) = 2.0%

Management fee (2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses) = 2.8625%

Cumulative incentive compensation accrued and/or paid for preceding 11 calendar quarters = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10,000,000

Because our pre-incentive fee net investment income exceeds the hurdle rate of 2.0% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 3: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1: $2.0 million investment made in Company A (“Investment A”), and $3.0 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $5.0 million and fair market value (“FMV”) of Investment B determined to be $3.5 million

Year 3: FMV of Investment B determined to be $2.0 million

Year 4: Investment B sold for $3.25 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $0.6 million—($3.0 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3: None—$0.4 million (20.0% multiplied by ($3.0 million cumulative capital gains less $1.0 million cumulative capital depreciation)) less $0.6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $50,000—$0.65 million ($3.25 million cumulative realized capital gains multiplied by 20%) less $0.6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1: $2.0 million investment made in Company A (“Investment A”), $5.25 million investment made in Company B (“Investment B”) and $4.5 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $4.5 million, FMV of Investment B determined to be $4.75 million and FMV of Investment C determined to be $4.5 million

Year 3: FMV of Investment B determined to be $5.0 million and Investment C sold for $5.5 million

Year 4: FMV of Investment B determined to be $6.0 million

Year 5: Investment B sold for $4.0 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $0.4 million capital gains incentive fee—20.0% multiplied by $2.0 million ($2.5 million realized capital gains on Investment A less $0.5 million unrealized capital depreciation on Investment B)

Year 3: $0.25 million capital gains incentive fee (1)—$0.65 million (20.0% multiplied by $3.25 million ($3.5 million cumulative realized capital gains less $0.25 million unrealized capital depreciation)) less $0.4 million capital gains incentive fee received in Year 2

Year 4: $0.05 million capital gains incentive fee—$0.7 million ($3.50 million cumulative realized capital gains multiplied by 20.0%) less $0.65 million cumulative capital gains incentive fee paid in Year 2 and Year 3

Year 5: None—$0.45 million (20.0% multiplied by $2.25 million (cumulative realized capital gains of $3.5 million less realized capital losses of $1.25 million)) less $0.7 million cumulative capital gains incentive fee paid in Year 2, Year 3 and Year 4 (2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)	As illustrated in Year 3 of Alternative 1 above, if a portfolio company were to be wound up on a date other than its fiscal year end of any year, it may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if such portfolio company had been wound up on its fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by the Adviser ($0.70 million) is effectively greater than $0.45 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($2.25 million)).

Payment of Our Expenses

The base management fee and incentive compensation remunerates the Adviser for work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	our organization, the Formation Transactions and this offering;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•

fees and expenses payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

•	interest payable on debt, if any, incurred to finance our investments and expenses related to unsuccessful portfolio acquisition efforts;

•	other offerings of our common stock and other securities;

•

administration fees and expenses, if any, payable under the Administration Agreement (including our allocable portion of the Adviser’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);

•	transfer agent, dividend agent and custodial fees and expenses;

•	costs associated with our reporting and compliance obligations under the 1940 Act, as amended, and other applicable federal and state securities laws, and stock exchange listing fees;

•	fees and expenses associated with independent audits and outside legal costs;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of any reports, proxy statements or other notices to or communications and meetings with stockholders;

•	costs associated with investor relations;

•	costs and fees associated with any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff; and

•	all other expenses incurred by us or the Adviser in connection with administering our business.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Adviser and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon 60 days’ written notice.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement, the Adviser and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as the Adviser.

Board Approval of the Investment Advisory Agreement

Our board of directors approved the Investment Advisory Agreement at its first meeting, held on October 8, 2013. A discussion regarding the basis for our board of directors’ approval of our Investment Advisory Agreement will be included in our first quarterly report on Form 10-Q filed subsequent to completion of this offering.

Administration Agreement

The Administration Agreement provides that the Adviser will furnish us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Adviser will perform, or oversee the performance of, our required administrative services, which will include being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC. In addition, the Adviser will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, the Adviser will also provide managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. The Adviser will satisfy certain of its obligations under the Administration Agreement to us through the Services Agreement with Cyrus Capital, including supplying us with our interim chief financial officer. See “Related Party Transactions and Certain Relationships – Services Agreement.”

Payments under the Administration Agreement will be equal to an amount based upon our allocable portion (subject to the review of our board of directors) of the Adviser’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. In addition, if requested to provide significant managerial assistance to our portfolio companies, the Adviser will be paid an additional amount based on the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance. The Administration Agreement will have an initial term of two years and may be renewed with the approval of our board of directors. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that the Adviser outsources any of its functions, we will pay the fees associated with such functions on a direct basis without any incremental profit to the Adviser.

Indemnification

The Administration Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Administration Agreement or otherwise as our administrator.

License Agreement

We have entered into a license agreement with the Adviser under which the Adviser has agreed to grant us a non-exclusive, royalty-free license to use the name “CM Finance.” Under this agreement, we have a right to use the “CM Finance” name for so long as the Adviser or one of its affiliates remains the Adviser. Other than with respect to this limited license, we have no legal right to the “CM Finance” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with the Adviser is in effect.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

We have entered into agreements with the Adviser, in which our senior management and members of the Adviser’s investment committee have direct ownership and other financial interests. Mr. Mauer, our Chief Executive Officer, Mr. Jansen, our President and Secretary and members of our board of directors together hold a 42% interest in the Adviser. The Adviser may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by the Adviser or any of its affiliates for a particular investment opportunity, the Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal investment allocation policies, (b) the requirements of the Advisers Act, and (c) certain restrictions under the 1940 Act regarding co-investments with affiliates.

Stifel Arrangement

In December 2013, we entered into the Stifel Arrangement pursuant to which Stifel made a capital commitment to us in an aggregate amount equal to the lesser of $40.0 million and 17.2% of our issued and outstanding shares of common stock after giving effect to this offering at the assumed initial public offering price per share. Pursuant to the Stifel Arrangement, Stifel will have certain rights, such as a right to nominate for election a member of our board of directors, who would be considered “interested” (that is, not independent for purposes of the 1940 Act). We intend to call $32.7 million of Stifel’s capital commitment to repurchase $32.7 million of the Cyrus Funds’ interest in us assuming an offering of $100 million. Under the Stifel Arrangement, upon the completion of this offering, Stifel will own approximately 17.2% of our outstanding common stock. In addition, Stifel holds a 20% interest in the Adviser. As a result of its interest in the Adviser, Stifel will benefit from our performance and our investments. Stifel will not have any rights to exercise a controlling influence over our operations or the operations or investment management function of the Adviser.

Six of the investment professionals employed by the Adviser as part of the Investment Team are also employees of Stifel pursuant to the Stifel Arrangement. Although these investment professionals dedicate a majority of their time to the business and activities of the Adviser, they are dual employees of both Stifel and the Adviser, and as a result, may continue to engage in investment advisory activities for Stifel. In addition, until such time as we and the Adviser no longer share office space with Cyrus Capital, these dual employees will not maintain office space with the Adviser or Cyrus Capital. This dual employment arrangement could result in a conflict of interest and may distract them from their responsibilities to us. Mr. Kuppenheimer, a member of the Adviser’s investment committee and member of our board of directors, is an employee of Stifel, and as a result, continues to engage in investment advisory activities for Stifel, which could result in a conflict of interest and may distract Mr. Kuppenheimer from his responsibilities to us. Messrs. Mauer and Jansen monitor the activities of the members of the Investment Team for any conflicts of interest and will seek to resolve them on our behalf, subject to the oversight of our board of directors. As a member of the Adviser’s investment committee and our board of directors, Mr. Kuppenheimer will recuse himself from consideration of any potential conflict related to Stifel should any such conflict arise.

Under the Stifel Arrangement and subject to certain restrictions, Stifel will use its commercially reasonable efforts to present to us to review and bid on Stifel Nicolaus & Company, Incorporated-originated leveraged finance and high yield corporate debt opportunities consistent with our investment strategy, subject to the approval of our board of directors, as necessary under the 1940 Act, and certain other limitations. Stifel may invest in the same portfolio companies that we invest in, and (regardless of whether our investment arose from a Stifel-originated opportunity) Stifel may, through such investments, have interests that conflict with ours, including receiving fees from the portfolio company directly as well as through its interest in the Adviser. We believe that we may co-invest with Stifel and its affiliates upon approval of a majority of our directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. See “Risk Factors—Our relationship with Stifel may create conflicts of interest.”

Keefe, Bruyette & Woods, Inc., one of the underwriters in this offering, is also a subsidiary of Stifel Financial Corp. and a sister company to Stifel and its affiliates may act as dealers in connection with this offering. Because Stifel will own a 36.4% interest in us immediately prior to the completion of this offering and approximately 17.2% after giving effect to this offering, assuming an offering of $100 million, and owns an interest in the Adviser, and will benefit from our performance, including in this offering, it may be deemed an affiliate under applicable FINRA rules. See “Underwriting” for additional information.

Cyrus Capital Relationship

The Cyrus Funds currently own 100% of our outstanding equity and will own approximately 30.1% of our outstanding common stock upon the completion of the formation transactions and this offering. Pursuant to an irrevocable proxy, the shares of our common stock held by the Cyrus Funds upon completion of this offering must be voted in the same manner as our other stockholders (excluding Stifel) vote their shares. The Cyrus Funds also hold a 38% indirect economic interest, but no voting interest, in the Adviser. As a result of its economic interest in the Adviser, the Cyrus Funds benefit from our performance and our investments. Neither the Cyrus Funds nor Cyrus Capital will have any rights to exercise a controlling influence over our operations or the operations or investment management function of the Adviser. As a result of the relationship with Cyrus and the Cyrus Funds, we could be presumed to be an affiliate of the Cyrus Funds under the 1940 Act. However, a person’s status as an “affiliate” under the 1940 Act is a rebuttable presumption, which we believe we can successfully refute. As a result, we believe that we may invest in the same portfolio companies that the Cyrus Funds invest in, without seeking exemptive relief from the SEC. In addition, the Cyrus Funds may, through such co-investments, have interests that conflict with ours, including receiving fees from the portfolio company directly as well as through its economic interest in the Adviser. Cyrus Capital may also provide us with investment opportunities.

The Adviser has entered into a Services Agreement with Cyrus Capital, pursuant to which Cyrus Capital will provide the Adviser on a non-exclusive basis, with the services of certain employees, who will provide investment services, including analysis of investment opportunities, for us as part of the Adviser’s Investment Team and in connection with the Adviser’s obligations to us under the Investment Advisory Agreement. Although we expect that the Adviser will rely on the Cyrus Capital employees that perform analyst functions for less than 25% of the aggregate time dedicated to our business by the Adviser’s Investment Team, the Cyrus Capital employees will also be engaging in investment advisory activities for the private investment funds managed by Cyrus Capital, including the Cyrus Funds, as well as other funds, which could result in a conflict of interest, with respect to, among other things, the allocation of investment opportunities and may distract them from their responsibilities to us. Messrs. Mauer and Jansen will monitor the activities of these investment professionals for any such conflicts and will seek to resolve them on our behalf, subject to the oversight of our board of directors. In addition, under the Services Agreement, the Adviser has retained the services of accounting and back office professionals to assist the Adviser in fulfilling certain of its obligations to us under the Administration Agreement. Our interim Chief Financial Officer is provided to us pursuant to the Adviser’s obligations under the Administration Agreement. We also will be sharing information technology with and receiving other administrative services from Cyrus Capital through the Services Agreement pursuant to the Adviser’s obligations under the Administration Agreement. In addition, we currently share office space with the Adviser and Cyrus

Capital. We expect to move our office space during the first calendar quarter of 2014 and will then no longer share office space with Cyrus Capital. The Services Agreement has an initial term of five years and may be terminated by Cyrus Capital at any time only under certain circumstances, including if the Adviser ceases to provide investment advisory service to us. The Services Agreement may also be terminated by either Cyrus Capital or the Adviser upon 90 days’ notice prior to the initial five-year term and the expiration of each one-year anniversary thereafter.

Investment Advisory Agreement

We have entered into an Investment Advisory Agreement with the Adviser. Pursuant to this agreement, we have agreed to pay to the Adviser a base management fee and an incentive fee. Messrs. Mauer and Jansen, each an interested member of our board of directors, has a direct or indirect pecuniary interest in the Adviser. See “Management Agreements.” The incentive fee will be computed and paid on income that we may not have yet received in cash at the time of payment. This fee structure may create an incentive for the Adviser to invest in certain types of speculative securities. Additionally, we will rely on investment professionals from the Adviser (including through the Services Agreement) to assist our board of directors with the valuation of our portfolio investments. The Adviser’s management fee and incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of the Adviser are involved in the valuation process for our portfolio investments.

License Agreement

We have entered into a license agreement with the Adviser pursuant to which the Adviser has granted us a non-exclusive, royalty-free license to use the name “CM Finance.”

Administration Agreement

We have entered into an Administration Agreement with the Adviser pursuant to which the Adviser (through the Services Agreement with Cyrus Capital) will furnish us with office facilities and equipment and will provide us with the clerical, bookkeeping, recordkeeping and other administrative services necessary to conduct day-to-day operations. Under this Administration Agreement, the Adviser will perform, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. See “Management Agreements.” We will reimburse the Adviser for the allocable portion (subject to the review of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. In addition, the Adviser will satisfy certain of its obligations to us under the Administration Agreement through the Services Agreement with Cyrus Capital.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote five percent or more of our outstanding common stock, each of our directors and officers and all officers and directors as a group. Immediately after this offering, there will be 12,666,666 shares of common stock outstanding.

		Percentage of Common Stock Outstanding
		Immediately Prior to This Offering (1)		Immediately after This Offering (2)
Name and Address	Type of Ownership	Shares Owned	Percentage	Shares Owned	Percentage
Cyrus Opportunities Master Fund II, Ltd. (3) Crescent 1, L.P. CRS Master Fund, L.P. Cyrus Select Opportunities Master Fund, Ltd. c/o Cyrus Capital Partners, L.P. 399 Park Avenue, 39th Floor New York, New York 10022	Beneficial	3,818,182	63.6%	3,818,182	30.1%
Stifel Venture Corp. (4) 237 Park Avenue, 8th Floor New York, NY 10017	Beneficial	2,181,818	36.4%	2,181,818	17.2%
Directors and Executive Officers:
Michael C. Mauer	Beneficial	—	—%	66,667	* %
Christopher E. Jansen	Beneficial	—	—	66,667	*
Stephan Kuppenheimer (5)	Beneficial	—	—	—	—
Anthony Scire	Beneficial	—	—	—	—
Edward J. Cook	Beneficial	—	—	—	—
Julie Persily	Beneficial	—	—	3,334	*
Robert Ryder	Beneficial	—	—	10,000	*
Robert Wagner	Beneficial	—	—	3,334	*
Keith Lee	Beneficial	—	—	3,334	*
All officers and directors as a group (10 persons)	Beneficial	—	—	153,336	1.2%

*	Less than 1.0%
(1)	Assumes the issuance of 6,000,000 shares in connection with the CM Finance Merger and our repurchase of 2,181,818 shares held by the Cyrus Funds.
(2)	Assumes the issuance of 6,666,666 shares offered hereby.
(3)	Includes 1,890,000 shares held by Cyrus Opportunities Master Fund II, Ltd., 823,581 shares held by Crescent 1, L.P., 740,345 shares held by CRS Master Fund, L.P., and 364,256 shares held by Cyrus Select Opportunities Master Fund, Ltd. Each of the Cyrus Funds is subject to a 365-day lock-up agreement with respect to the shares of common stock issued to it in connection with the CM Finance Merger. Pursuant to an irrevocable proxy, 3,818,182 shares held by the Cyrus Funds must be voted in the same manner as our other stockholders, excluding Stifel Venture Corp., vote their shares.
(4)	Stifel Venture Corp. is subject to a 365-day lock-up agreement with respect to the shares of common stock issued to it in connection with the formation transactions.
(5)	Pursuant to the Stifel Arrangement, Mr. Kuppenheimer will be appointed as a director of the Company upon completion of the CM Finance Merger.

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors upon completion of this offering. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in CM Finance Inc (1)(2)
Independent Directors
Julie Persily	$10,001—$50,000
Robert Ryder	over $100,000
Robert Wagner	$10,001—$50,000
Keith Lee	$10,000—50,000
Interested Directors
Michael C. Mauer	over $100,000
Christopher E. Jansen	over $100,000
Stephan Kuppenheimer	—

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions will be recorded on the trade date. Realized gains or losses will be computed using the specific identification method. Investments for which market quotations are readily available will be valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors based on the input of our management and valuation committee. In addition, our board of directors will retain one or more independent valuation firms to review the valuation of each portfolio investment for which a market quotation is not available at least quarterly. We also have adopted ASC 820. This accounting statement requires us to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the market in which we can exit portfolio investments with the greatest volume and level activity is considered our principal market.

The valuation process will be conducted at the end of each fiscal quarter, with each of our valuations of portfolio companies without market quotations subject to review by one or more independent valuation firm each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.

A readily available market value is not expected to exist for most of the investments in our portfolio, and we will value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that our board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the company will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned. See “Risk Factors—Risks Related to our Investments—Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of the Adviser responsible for the portfolio investment;

•	preliminary valuation conclusions will then be documented and discussed with our senior management and the Adviser;

•	at least once quarterly, the valuation for each portfolio investment will be reviewed by an independent valuation firm and/or independent auditors;

•	the valuation committee of our board of directors will then review these preliminary valuations; and

•

the board of directors will then discuss valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of the Adviser, the independent valuation firm, the independent auditors and the valuation committee.

In following these approaches, the types of factors that will be taken into account in fair value pricing investments will include, as relevant, but not be limited to:

•	available current market data, including relevant and applicable market trading and transaction comparables;

•	applicable market yields and multiples;

•	security covenants;

•	call protection provisions;

•	information rights;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;

•	comparisons of financial ratios of peer companies that are public;

•	comparable merger and acquisition transactions; and

•	the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that will provide for reinvestment of our stockholder distributions, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of such dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have its cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, LLC, the plan administrator and our transfer agent, registrar and distribution disbursing agent, in writing so that such notice is received by the plan administrator by the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three business days prior to the payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. The plan administrator is authorized to deduct a $15.00 transaction fee plus a brokerage commission of $0.10 per share from the proceeds of the sale of any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our board of directors. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a brokerage commission of $0.10 per share from the proceeds.

Stockholders who receive distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for federal income tax purposes will be equal to the fair market value of the stock received. However, since a participating stockholder’s cash distributions will be reinvested, such stockholder will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will generally be equal to the amount treated as a distribution for federal income tax purposes. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below. Those stockholders whose shares are held by a broker or other nominee who wish to terminate his or her account under the plan may do so by notifying his or her broker or nominee. You may also terminate your account online at www.amstock.com or via the toll free number (800) 937-5449. You may also call the toll free number with any inquiries you may have. Representatives are available Monday to Friday 8 a.m. to 8 p.m. Eastern Standard Time.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any stockholder distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company LLC, 6201 15th Avenue, Brooklyn, New York, 11219, or by calling the plan administrator at (718) 921-8124.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

Neither we nor American Stock Transfer & Trust Co, LLC will be liable for any act performed in good faith or for any good faith omission to act or failure to act, including, without limitation, any claim of liability (a) arising out of failure to terminate a participant’s account, sell shares held in the Plan or reinvest dividends; (b) with respect to the prices at which stock is purchased or sold for the participant’s account and the time such purchases or sales are made. Without limiting the foregoing, American Stock Transfer & Trust Co, LLC will not be liable for any claim made more than 30 days after any instruction to buy or sell stock was given to American Stock Transfer & Trust Co, LLC.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as a capital asset (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the partnership’s purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary taxable income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our net ordinary income for each calendar year, (b) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding year and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be regulated as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (which generally are partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. If we are not able to obtain sufficient cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC and become subject to corporate-level U.S. federal income taxes on all of our taxable income without the benefit of the dividends-paid deduction.

If we form an SBIC subsidiary, we expect that we would be partially dependent on the SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. The SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for the SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if the SBIC subsidiary is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of corporate-level federal income tax on us.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order (i) to satisfy the Annual Distribution Requirement and to otherwise eliminate our liability for U.S. federal income and excise taxes and (ii) to satisfy the Diversification Tests. However, under the 1940 Act, we are not permitted to borrow additional funds or to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Tests may be limited by (a) the illiquid nature of our portfolio and/or (b) other requirements relating to our qualification as a RIC. If we dispose of assets in order to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement, or the Diversification Tests, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We anticipate that, as a result of the CM Finance Merger, we may hold assets (including intangible assets not reflected on the balance sheet, such as goodwill) with “built-in gain,” which are assets whose fair market value as of the effective date of the merger exceed their tax basis. In general, to the extent that such built-in gain is attributable to members of CM Finance LLC as of the date of the merger that are C corporations for tax purposes (“C-corporation members”), we will be required to pay a corporate-level tax on the net amount of any such built-in gains that we recognize during the ten-year period beginning on the effective date of our election to be treated as a RIC. Alternatively, we may make a special election to cause the C-corporation members to recognize an allocable portion of net built-in gain as of the date of the merger. In that event, CM Finance LLC would be required to recognize such built-in gain as if a proportionate share of its assets were sold at the time of the merger. The amount of any such gain recognized is required to be allocated to the C-corporation members as of the date of the merger. We do not anticipate making this election at this time. Any corporate-level built-in gain tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period, the actual amount of net built-in gain or loss present in those assets as of the effective date of our election to be treated as a RIC, and effective tax rates. The payment of any such corporate-level tax on built-in gains will be a company expense that will be borne by all stockholders (not just any former C-corporation members) and will reduce the amount available for distribution to shareholders. Recognized built-in gains that are ordinary in character and the excess of short-term capital gains over long-term capital losses will be included in our investment company taxable income, and generally we must distribute annually at least 90% of any such amounts (net of corporate taxes we pay on those gains) in order to be eligible for RIC tax treatment. Any such amount distributed likely will be taxable to stockholders as ordinary income. Built-in gains (net of taxes) that are recognized within the 10-year period and that are long-term capital gains likely will also be distributed (or deemed distributed) annually to our stockholders. Any such amount distributed (or deemed distributed) likely will be taxable to stockholders as long-term capital gains.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (b) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (c) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (d) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (e) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (f) cause us to recognize income or gain without a corresponding receipt of cash, (g) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (h) adversely alter the characterization of certain complex financial transactions and (i) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

We may in the future acquire equity interests in companies that are treated for U.S. federal income tax purposes as shares in PFICs. We may be subject to U.S. federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to the PFIC’s stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we elect to treat a PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may elect mark-to-market treatment for a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC shares during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise

Tax Avoidance Requirement. Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may hold assets that generate such income and provide services that generate such fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. federal corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain remedial provisions are not available, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such distributions, and non-corporate stockholders would be able to treat such dividend income as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we will qualify as a RIC and will satisfy the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and will be eligible for a maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal income tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal income tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. U.S. stockholders receiving distributions in the form of additional shares of our common stock should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, and should have a cost basis in the shares received equal to such amount. Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal its allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provision of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even if the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many shareholders elect to receive their distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during

January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We (or the applicable withholding agent) will send to each of our U.S. stockholders after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

The Foreign Account Tax Compliance Act generally imposes a 30% U.S. federal withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, a U.S. stockholder that holds its shares through foreign intermediaries or foreign entities could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a U.S. stockholder might be eligible for refunds or credits of such taxes.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.

Under a provision that applies to taxable years beginning before January 1, 2014, properly reported dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (a) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Although this provision has been subject to previous extensions, we cannot be certain whether this exception will apply for any taxable years beginning after December 31, 2014. In addition, we cannot provide any certainty that we will report any of our distributions as eligible for this exception.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the applicable withholding agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The Foreign Account Tax Compliance Act generally imposes a 30% U.S. federal withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

An investment in shares by a non-U.S. person may also be subject to U.S. estate tax. Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, U.S. estate tax and state, local and foreign tax consequences of an investment in the shares of our common stock.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and our articles of incorporation and bylaws and relevant contracts. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Our authorized stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which are initially designated as common stock. Our common stock has been approved for listing on The Nasdaq Global Select Market under the ticker symbol “CMFN.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Our outstanding classes of securities immediately following the completion of this offering will be as follows:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	12,666,666

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such distribution or purchase price, as the case may be, and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (a) our current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of the demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will not amend our bylaws to be subject to the Control Share Act unless the board of directors determines that it would be in the best interests of our stockholders and we obtain the express approval by the SEC staff of our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We are a BDC under the 1940 Act and intend to elect to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to stockholders.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. Under the 1940 Act and the rules thereunder, “eligible portfolio companies” include (1) private domestic operating companies, (2) public domestic operating companies whose securities are not listed on a national securities exchange (e.g., The Nasdaq Global Select Market) or registered under the Exchange Act, and (3) public domestic operating companies having a market capitalization of less than $250 million. Public domestic operating companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC are not listed on a national securities exchange and therefore are eligible portfolio companies.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance. However, when the BDC purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the BDC, through its directors, officers, employees or agents, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Adviser will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

Codes of Ethics

We and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each such code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with such code’s requirements. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set out below. The guidelines will be reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases, the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold. Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

The Adviser has established a proxy voting committee and adopted proxy voting guidelines and related procedures. The proxy voting committee establishes proxy voting guidelines and procedures, oversees the internal proxy voting process, and reviews proxy voting issues. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: CM Finance Inc, Attention: Investor Relations, 399 Park Avenue, 39th Floor, New York, New York 10022, or by calling us collect at (212) 257-5199. The SEC also maintains a website at www.sec.gov that contains this information.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of the Adviser and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and the Adviser will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. Thus, based on current SEC interpretations, co-investment transactions involving a BDC like us and an entity that is advised by the Adviser or an affiliated adviser generally could not be effected without SEC relief. The staff of the SEC has, however, granted no-action relief permitting purchases of a single class of privately placed securities, provided that the adviser negotiates no term other than price and certain other conditions are met.

Under the Stifel Arrangement and subject to certain restrictions, Stifel will use its commercially reasonable efforts to present to us the opportunity to review and bid on Stifel Nicolaus & Company, Incorporated-originated leveraged finance and high yield corporate debt opportunities, consistent with our investment strategy and subject to the approval of our board of directors as necessary under the 1940 Act and certain other limitations. Stifel may invest in the same portfolio companies that we invest in (regardless of whether our investment arose from a Stifel-originated opportunity) and Stifel may, through such investments, have interests that conflict with ours, including receiving fees from the portfolio company directly as well as through its interest in the Adviser. We believe that we may co-invest with Stifel and its affiliates upon approval of a majority of our directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. See “Risk Factors—Our relationship with Stifel may create conflicts of interest.”

As a result of the relationship with Cyrus and the Cyrus Funds, we could be presumed to be an affiliate of the Cyrus Funds under the 1940 Act. However, a person’s status as an “affiliate” under the 1940 Act is a rebuttable assumption, which we believe we can successfully rebut. As a result, we believe that we may invest in the same portfolio companies that the Cyrus Funds invest in, without seeking exemptive relief from the SEC.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering, 12,666,666 shares of our common stock will be outstanding, assuming no exercise of the underwriters’ over-allotment option and an initial public offering price of $15.00 per share. Of these shares, the 6,666,666 shares sold in this offering will be freely tradable without restriction or limitation under the Securities Act. The remaining 6,000,000 shares which consists of 3,818,182 shares held by the Cyrus Funds and 2,181,818 shares held by Stifel will be deemed “restricted securities” as that term is defined under Rule 144 under the Securities Act. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under the Securities Act or may be sold pursuant to the safe harbors found in Rule 144 under the Securities Act, which are summarized below.

In general, a person who has beneficially owned “restricted” shares of our common stock for at least six months would be entitled to sell their securities provided that (a) such person is not deemed to have been one of our affiliates at the time of, or at any time during the 90 days preceding, a sale and (b) we are subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Persons who have beneficially owned “restricted” shares of our common stock for at least six months but who are our affiliates at the time of, or any time during the 90 days preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales by affiliates under Rule 144 also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. We can give no assurance as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. We can make no prediction as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock.

Lock-up Agreements

We, our executive officers and our directors will enter into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we and each of these persons will agree not to, without the prior written approval of the representative, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 180 days after the date of this prospectus. At any time, the representatives may, in their sole discretion, release some or all of the securities from these lock-up agreements.

Each of Stifel and the Cyrus Funds, will enter into a lock-up agreement with the underwriters. Under these agreements, subject to certain exceptions, each of Stifel and the Cyrus Funds will agree not to, without the prior written approval of the representative of the underwriter, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 365 days after the date of this prospectus. At any time, the representatives may, in their sole discretion, release some or all of the securities from these lock-up agreements. See “Risk Factors—Risks Relating to this offering—sales of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.”

Registration Rights

We have granted Stifel and the Cyrus Funds certain registration rights pursuant to which we have agreed to prepare and file with the SEC a registration statement on Form N-2 pursuant to Rule 415 to register the resale of the shares of our common stock we issued to the Cyrus Funds and Stifel in connection with the formation transactions. Specifically, we have agreed to use our commercially reasonable efforts to file with the SEC promptly after a request by either Stifel or the Cyrus Funds to file such a registration statement with the SEC. We agreed to use our commercially reasonable efforts to cause such a registration statement to be declared effective by the SEC within 90 days of the initial filing thereof with the SEC. We have also granted certain piggyback registration rights to Stifel and the Cyrus Funds. Stifel and the Cyrus Funds may only exercise these registration rights after the expiration of the lock-up period described above.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by State Street Bank and Trust Company pursuant to a custody agreement. The principal business address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110. American Stock Transfer & Trust Company, LLC will serve as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

We are offering the shares of our common stock described in this prospectus through the underwriters named below. Raymond James & Associates, Inc., is the representative of the underwriters and Raymond James & Associates, Inc. and Keefe, Bruyette & Woods, Inc. are the book-running managers of this offering. Subject to the terms and conditions contained in an underwriting agreement among us and the underwriters named below, each of the underwriters have severally agreed to purchase the number of shares of common stock listed next to its name in the following table.

Underwriters	Number of Shares
Raymond James & Associates, Inc.
Keefe, Bruyette & Woods, Inc.
Oppenheimer & Co. Inc.
Stephens Inc.
Wunderlich Securities, Inc.

Total	6,666,666

The underwriting agreement provides that the underwriters must buy all of the shares if they buy any of them. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below.

Our common stock is offered subject to a number of conditions, including:

•	receipt and acceptance of our common stock by the underwriters; and

•	the underwriters’ right to reject orders in whole or in part.

We have been advised by the representative that the underwriters expect to make a market in our common stock but that they are not obligated to do so and may discontinue making a market at any time without notice. Keefe, Bruyette & Woods, Inc. or any of its affiliated broker-dealers may use this prospectus in connection with this offering and will deliver a market-making prospectus in connection with its market-making activities following the completion of this offering.

In connection with this offering, certain of the underwriters or securities dealers may distribute prospectuses electronically.

Over-allotment Option

We will grant the underwriters an option to buy up to an aggregate of 1,000,000 additional shares of our common stock at the public offering price less the underwriting discount. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters will have 30 days from the date of our final prospectus to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

Commissions, Discounts and Expenses

Shares sold by the underwriters to the public will initially be offered at the initial offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $             per share from the initial public offering price.

Any of these securities dealers may resell any shares purchased from the underwriters to other brokers or dealers at a discount of up to $             per share from the initial public offering price. Sales of shares made outside of the U.S. may be made by affiliates of the underwriters. If all the shares are not sold at the initial public offering price, the representative may change the offering price and the other selling terms.

The following table shows the public offering price and underwriting discounts. The Adviser has agreed to pay the underwriters a portion of the sales load in an amount equal to $3.0 million. We are not obligated to repay the portion of the sales load paid by the Adviser. The information assumes either no exercise or full exercise by the underwriters of the over-allotment option.

	Per Share	Without Option	With Option
Public Offering Price	$15.00	$100,000,000	$115,000,000
Sales load (underwriting discount and commission) payable by us	$0.45	$3,000,000	$3,450,000
Sales load (underwriting discount and commission) payable by the Adviser	$0.45	$3,000,000	$3,450,000
Total sales load (underwriting discount and commission)	$0.90	$6,000,000	$6,900,000

Pursuant to the Stifel Arrangement, Stifel Venture has made a capital commitment to us in an amount of $37.2 million, for which Stifel Venture will receive 2,181,818 shares at the assumed initial public offering price of $15.00 per share, and is considered an “item of value” pursuant to FINRA Rules and compensation to Keefe, Bruyette & Woods, Inc. In accordance with FINRA Rule 5110(g)(1), the 2,181,818 shares will not be sold during the offering, or sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the securities by any person for a period of 180 days immediately following the date of effectiveness of the public offering.

Certain expenses of the offering that are payable by us to the underwriters are estimated to be up to $15,000 (excluding underwriting discounts and commissions).

We and the Adviser have agreed to indemnify the underwriters against certain liabilities, including certain liabilities under the Securities Act, or contribute to payments the underwriters may be required to make in respect of those liabilities.

No Sales of Similar Securities

We, our executive officers and directors, will enter into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we and each of these persons will agree not to, without the prior written approval of the representative, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any of our common stock or any securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 180 days after the date of the final prospectus relating to this offering. At any time, the representative may, in its sole discretion, release some or all of the securities from these lock-up agreements.

Each of Stifel and the Cyrus Funds, will enter into a lock-up agreement with the underwriters. Under these agreements, subject to certain exceptions, each of Stifel and the Cyrus Funds will agree not to, without the prior written approval of Raymond James & Associates, Inc., as the representative of the underwriter, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 365 days after the date of this prospectus. At any time, the representative may, in its sole discretion, release some or all of the securities from these lock-up agreements.

The Nasdaq Global Select Market Listing

Our common stock has been approved for listing on The Nasdaq Global Select Market under the symbol “CMFN.”

Price Stabilization; Short Positions

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

•	stabilizing transactions;

•	short sales;

•	purchases to cover positions created by short sales;

•	imposition of penalty bids; and

•	syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock, which involve the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

Naked short sales are in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on The Nasdaq Global Select Market, in the over-the-counter market or otherwise.

Determination of Offering Price

Prior to this offering, there was no public market for our common stock. The initial public offering price will be determined by negotiation by us and the representative of the underwriters. The principal factors to be considered in determining the initial public offering price will include:

•	the information set forth in this prospectus and otherwise available to the representative;

•	our history and prospects and the history of and prospects for the industry in which we compete;

•	our past and present financial performance and an assessment of the ability of the Adviser;

•	our prospects for future earnings and the present state of our development;

•	the general condition of the securities markets at the time of this offering;

•	the recent market prices of, and demand for, publicly traded common stock of generally comparable companies; and

•	other factors deemed relevant by the underwriters and us.

Conflict of Interest

Keefe, Bruyette & Woods, Inc., one of the underwriters, is a subsidiary of Stifel Financial Corp. and a sister company to Stifel and its affiliates may act as dealers in connection with this offering. Because Stifel will own a 36.4% interest in us before the completion of this offering and approximately 17.2% after giving effect to this offering and will own an interest in the Adviser, and benefit from our performance, including in this offering, it may be deemed an affiliate under applicable FINRA rules. Raymond James & Associates, Inc. is an independent underwriter for the offering and will participate in the preparation of the prospectus and perform its usual standard of due diligence with respect to the prospectus. Keefe, Bruyette & Woods, Inc. also expects to make a market in our shares of common stock.

Direct Participation Program and Discretionary Accounts

We are considered a “direct participation program” within the meaning of FINRA Rule 2310, which imposes certain obligations on underwriters participating in this offering, including that any affiliated underwriter participating in this offering may not confirm sales to accounts in which it exercises discretionary authority without the prior written consent of the customer.

Keefe Bruyette & Woods, Inc. has informed us that it anticipates confirming up to 10.0% of the aggregate number of shares offered hereby to discretionary accounts.

Additional Information

The underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us in the ordinary course of their business.

The principal business address of Raymond James & Associates, Inc. is 880 Carillon Parkway, St. Petersburg, FL 33716. The principal business address of Keefe, Bruyette & Woods, Inc. is 787 Seventh Avenue, 4th Floor, New York, NY 10019. The principal business address of Oppenheimer & Co. Inc. is 85 Broad Street, New York, New York 10004. The principal business address of Stephens Inc. is 111 Center Street, Suite 2400, Little Rock, Arkansas 72201. The principal business address of Wunderlich Securities, Inc. is 6000 Poplar Avenue, Suite 150, Memphis, Tennessee.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLC, Washington, DC 20001. Sutherland Asbill & Brennan LLC also represents the Adviser and certain of its affiliates. Certain legal matters in connection with the offering will be passed upon for the underwriters by Morrison & Foerster LLP, New York, New York 10104.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements as of June 30, 2013 and 2012, and for the year ended June 30, 2013 and the period from March 7, 2012 (commencement of operations) to June 30, 2012, as set forth in their report. We have included our consolidated financial statements in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on their authority as experts in accounting and auditing. Ernst & Young LLP’s principal business address is 5 Times Square, New York, New York 10036.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We plan to maintain a website at www.cmfn-inc.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 399 Park Avenue, 39th Floor, New York, New York 10022, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

INDEX TO FINANCIAL STATEMENTS OF

CM FINANCE LLC AND SUBSIDIARY

Page
Unaudited Consolidated Schedule of Investments as of November 30, 2013	F-2

For the three months ended September 30, 2013 and September 30, 2012

For the year ended June 30, 2013

and the period from March 7, 2012 (date of inception)

to June 30, 2012

CM FINANCE LLC AND SUBSIDIARY

Consolidated Schedule of Investments

(Unaudited)

November 30, 2013

Investments (1)	Industry	Principal Amount (2)	Amortized Cost	Fair Value	% of Members’ Capital (3)
Investments:
Non-Controlled/Non-Affiliates
Senior Secured First Lien Term Loans
Active Media Services, Inc. Term Loan, L+9.50%, due 2/1/2018 (4)	Commercial Services	$5,000,000	$4,870,563	$4,925,000	4.57%
AM General, LLC Term Loan B, L+9.00%, due 3/22/2018 (4)	Automobiles and Components	15,600,000	15,383,307	14,196,000	13.18%
Crestwood Holdings, LLC Term Loan B-1, L+6.00%, due 6/19/2019 (4)	Pipelines	9,949,766	9,903,890	10,099,012	9.38%
Endeavour International Corporation Letter of Credit, 13%, due 6/30/2014 (4)	Oil and Gas	17,953,305	17,971,009	17,953,305	16.67%
Endeavour International Corporation Revolver, 13%, due 6/30/2014 (5)	Oil and Gas	20,000,000	20,473,333	20,400,000	18.95%
MF Global Holdings, Ltd. Exit Facility, L+6.50%, due 12/4/2014 (4)(7)	Diversified Financial Services	9,134,940	8,986,068	9,134,940	8.48%
YRCW Receivables, LLC ABL Term Loan B, L+9.75%, due 9/30/2014 (4)	Trucking and Leasing	12,012,836	12,056,523	12,012,836	11.16%

Total Senior Secured First Lien Term Loans			89,644,693	88,721,093	82.39%

Senior Secured Second Lien Term Loans
Bennu Oil & Gas, LLC 2nd lien, L+9.00%, due 11/01/2018	Oil and Gas	8,982,857	8,958,687	9,027,771	8.38%
CT Technologies Intermediate Holdings, Inc. 2nd lien, L+8.00%, due 10/05/2020	Healthcare-Products/ Services	12,000,000	11,824,147	12,000,000	11.14%
Telecommunications Management LLC 2nd lien, L+8.00%, due 10/30/2020 (4)	Telecommunications	8,831,169	8,754,255	8,919,481	8.28%
Telular Corporation 2nd Lien, L+8.00%, due 6/24/2020 (4)	Telecommunications	7,500,000	7,395,251	7,387,500	6.86%
North American Lifting Holdings, Inc. 2nd Lien, L+9.00%, due 11/26/2021	Industrial	15,000,000	13,801,642	13,800,000	12.82%
TNS Inc., 2nd Lien, L+8.00%, due 8/14/2020 (4)	Telecommunications	7,862,500	7,867,975	7,941,125	7.38%
Trident USA Health Services, LLC, 2nd Lien, L+9.00%, due 7/29/2020 (6)	Healthcare-Products/ Services	20,000,000	19,943,059	20,000,000	18.57%

Total Senior Secured Second Lien Term Loans			78,545,016	79,075,877	73.43%

CM FINANCE LLC AND SUBSIDIARY

Consolidated Schedule of Investments (continued)

(Unaudited)

November 30, 2013

Investments (1)	Industry	Principal Amount (2)	Amortized Cost	Fair Value	% of Members’ Capital (3)
Senior Secured Notes
Capitol Petroleum Group, 11.00% cash, 3.00% PIK, due 12/3/2019 (4)	Oil and Gas	10,253,951	10,081,055	10,048,872	9.33%
Virgin America, Inc. Notes, 17.00% PIK due 6/9/2016	Airlines	5,000,000	4,849,211	5,000,000	4.64%
Virgin America, Inc. Notes, 8.50% cash, 8.50% PIK, due 6/9/2016	Airlines	5,425,073	5,033,176	5,425,074	5.04%

Total Senior Secured Notes			19,963,442	20,473,946	19.01%

Warrants
Endeavour International Corporation $3.01 strike, due 4/30/18	Oil and Gas	$160,000	$160,000	$368,000	0.34%
Virgin America, Inc.	Airlines
$2.50 strike, due 5/10/43		513,333	184,116	407,262	0.38%
$3.50 strike, due 5/10/43		385,000	53,441	204,157	0.19%

Total Warrants			397,557	979,419	0.91%

Total Term Loans and Warrants			188,550,708	189,250,335	175.74%

Unfunded Obligations
MF Global Holdings, Ltd. Exit Facility 5.0%, due 12/4/2014 (4)(7)	Diversified Financial	(4,524,784)	(70,436)	—	0.00%

Total Unfunded Obligations			(70,436)	—	0.00%

Total Investments			$188,480,272	$189,250,335	175.74%

	Industry	Notional Amount	Amortized Cost	Fair Value	% of Members’ Capital (3)
Derivatives:
Assets
Total Return Swap, L + 2.85%, due 5/22/16	Diversified Financial	76,500,000	—	1,240,615	1.15%

Total Assets				1,240,615	1.15%
Liabilities
Embedded Derivative—Note Payable	Diversified Financial	76,500,000	—	1,240,615	1.15%

Total Liabilities			—	1,240,615	1.15%

Total Derivatives			—	—	0.00%

(1)	All investments are in non-controlled and non-affiliated issuers. All investments are in U.S. based issuers.

(2)	Principal amount includes capitalized PIK interest and is net of repayments and unfunded commitments.

(3)	Percentage is based on members’ capital of $107,673,534 as of November 30, 2013.

CM FINANCE LLC AND SUBSIDIARY

Consolidated Schedule of Investments (continued)

(Unaudited)

November 30, 2013

(4)	Held by the Company indirectly through CM Finance SPV, Ltd. and pledged as collateral for the Total Return Swap.

(5)	$14,500,000 held by the Company indirectly through CM Finance SPV, Ltd. and pledged as collateral for the Total Return Swap.

(6)	$15,000,000 held by the Company indirectly through CM Finance SPV, Ltd. and pledged as collateral for the Total Return Swap.

(7)	At the option of the issuer, this rate may be either 5.50% + the greater of the prime rate and the fed funds effective rate or L + 6.50% for the funded amounts.

CM FINANCE LLC AND SUBSIDIARY

Consolidated Schedule of Investments (continued)

(Unaudited)

November 30, 2013

The following table summarizes the classifications within the fair value hierarchy of the Company’s assets and liabilities measured at fair value as of November 30, 2013:

	Fair Value Measurements as of November 30, 2013
Assets	Level 1	Level 2	Level 3	Total
Investments
Senior Secured First Lien Term Loans	$—	$—	$88,721,093	$88,721,093
Senior Secured Second Lien Term Loans	—	—	79,075,877	79,075,877
Senior Secured Notes	—	—	20,473,946	20,473,946
Warrants	—	—	979,419	979,419

Total Investments	—	—	189,250,335	189,250,335
Derivatives
Total Return Swap	—	—	1,240,615	1,240,615

Total Derivatives	—	—	1,240,615	1,240,615

Total Assets	$—	$—	$190,490,950	$190,490,950

Liabilities
Derivatives
Embedded Derivative—
Note Payable	—	—	1,240,615	1,240,615

Total Derivatives	—	—	1,240,615	1,240,615

Total Liabilities	$—	—	$1,240,615	$1,240,615

CM FINANCE LLC AND SUBSIDIARY

Consolidated Statements of Financial Condition

	(Unaudited)
	September 30, 2013	June 30, 2013
Assets
Investments at fair value (amortized cost of $132,724,521 and $118,142,962 respectively)	$132,909,298	$119,209,284

Derivatives, at fair value (cost $0)	725,517	843,864
Cash, restricted	33,879,449	42,601,338
Due from broker	2,964,047	22,975,552
Interest receivable	1,609,601	1,012,042
Deferred debt issuance costs (net of accumulated amortization of $36,973 and $10,924, respectively)	270,007	296,056
Deferred offering costs	74,182	—

Total Assets	$172,432,101	$186,938,136

Liabilities and Members’ Capital
Derivatives, at fair value (cost $0)	$725,517	$843,864
Due to broker	2,151,074	—
Note payable (Financing Facility)	76,500,000	76,500,000
Distributions payable (Return of Members’ Capital)	—	22,000,000
Interest payable (Interest due on Financing Facility)	25,396	149,198
Accrued expenses	235,238	194,437

Total Liabilities	79,637,225	99,687,499
Members’ capital	92,794,876	87,250,637

Total Liabilities and Members’ Capital	$172,432,101	$186,938,136

CM FINANCE LLC AND SUBSIDIARY

Consolidated Schedule of Investments

(Unaudited)

September 30, 2013

Investments (1)	Industry	Principal Amount (2)	Amortized Cost	Fair Value	% of Members’ Capital (3)
Investments:
Non-Controlled/Non-Affiliates
Senior Secured First Lien Term Loans
Active Media Services, Inc. Term Loan, L+9.50%, due 2/1/2018 (5)	Commercial Services	$5,000,000	$4,865,386	$4,862,500	5.24%
AM General, LLC Term Loan B, L+9.00%, due 3/22/2018 (5)	Automobiles and Components	15,600,000	15,374,910	14,040,000	15.13%
Crestwood Holdings, LLC Term Loan B-1, L+6.00%, due 6/19/2019 (5)	Pipelines	9,975,000	9,927,605	10,124,625	10.91%
Endeavour International Corporation Letter of Credit, 13%, due 6/30/2014 (5)	Oil and Gas	17,953,305	17,955,672	17,953,305	19.35%
MF Global Holdings, Ltd. Exit Facility, L+6.50%, due 12/4/2014 (4)(5)	Diversified Financial Services	8,537,327	8,398,194	8,451,954	9.11%
YRCW Receivables, LLC ABL Term Loan B, L+9.75%, due 9/30/2014 (5)	Trucking and Leasing	12,043,559	12,095,804	12,224,212	13.17%

Total Senior Secured First Lien Term Loans			68,617,571	67,656,596	72.91%

Senior Secured Second Lien Term Loans
Telecommunications Management LLC 2nd lien, L+8.00%, due 10/30/2020 (5)	Telecommunications	8,831,169	8,752,253	8,919,481	9.61%
Telular Corporation 2nd Lien, L+8.00%, due 6/24/2020 (5)	Telecommunications	7,500,000	7,392,580	7,387,500	7.96%
TNS Inc., 2nd Lien, L+8.00%, due 8/14/2020 (5)	Telecommunications	7,862,500	7,868,112	7,941,125	8.56%
Trident USA Health Services, LLC, 2nd Lien, L+9.00%, due 7/29/2020 (6)	Healthcare-Products/Services	20,000,000	19,941,632	20,000,000	21.55%

Total Senior Secured Second Lien Term Loans			43,954,577	44,248,106	47.68%

Senior Secured Notes
Capitol Petroleum Group, 11.00% cash, 3.00% PIK, due 12/3/2019 (5)	Oil and Gas	10,253,951	10,076,250	10,048,872	10.83%
Virgin America, Inc. Notes, 17.00% PIK due 6/9/2016	Airlines	5,000,000	4,839,246	5,000,000	5.39%
Virgin America, Inc. Notes, 8.50% cash, 8.50% PIK, due 6/9/2016	Airlines	5,425,073	5,007,276	5,425,074	5.85%

Total Senior Secured Notes			19,922,772	20,473,946	22.07%

See accompanying notes to consolidated financial statements.

CM FINANCE LLC AND SUBSIDIARY

Consolidated Schedule of Investments (continued)

(Unaudited)

September 30, 2013

Investments (1)	Industry	Principal Amount (2)	Amortized Cost	Fair Value	% of Members’ Capital (3)
Warrants
Endeavour International Corporation $3.01 strike, due 4/30/18	Oil and Gas	$160,000	$160,000	$368,000	0.40%
Virgin America, Inc. $2.50 strike, due 5/10/43	Airlines	513,333	184,116	272,066	0.29%
$3.50 strike, due 5/10/43		385,000	53,441	127,050	0.14%

Total Warrants			397,557	767,116	0.83%

Total Term Loans and Warrants			132,892,477	133,145,764	143.49%

Unfunded Obligations
MF Global Holdings, Ltd. Exit Facility 5.0%, due 12/4/2014 (4)(5)	Diversified Financial	(5,122,397)	(81,190)	(51,224)	-0.06%
YRC Worldwide, Inc. Letter of Credit 7.50%, due 3/31/2015	Trucking and Leasing	(12,349,448)	(86,766)	(185,242)	-0.20%

Total Unfunded Obligations			(167,956)	(236,466)	-0.26%

Total Investments			$132,724,521	$132,909,298	143.23%

	Industry	Notional Amount	Amortized Cost	Fair Value	% of Members’ Capital (3)
Derivatives:
Assets
Total Return Swap, L+2.85%, due 5/22/16 (7)	Diversified Financial	76,500,000	—	725,517	0.78%

Total Assets			—	725,517	0.78%
Liabilities:
Embedded derivative—Note Payable (7)	Diversified Financial	76,500,000	—	725,517	0.78%

Total Liabilities			—	725,517	0.78%

Total Derivatives			—	—	0.00%

(1)	All investments are in non-controlled and non-affiliated issuers. All investments are in U.S. based issuers.

(2)	Principal amount includes capitalized PIK interest and is net of repayments and unfunded commitments.

(3)	Percentage is based on members’ capital of $92,794,876 as of September 30, 2013.

(4)	At the option of the issuer, this rate may be either 5.50% + the greater of the prime rate and the fed funds effective rate or L+6.50% for the funded amounts.

(5)	Held by the Company indirectly through CM Finance SPV, Ltd. and pledged as collateral for the Total Return Swap.

(6)	$15,000,000 held by the Company indirectly through CM Finance SPV, Ltd. and pledged as collateral for the Total Return Swap.

(7)	Refer to Note 5.c. for more detail on the Total Return Swap and the Embedded derivative—Note Payable.

See accompanying notes to consolidated financial statements.

CM FINANCE LLC AND SUBSIDIARY

Consolidated Schedule of Investments

June 30, 2013

Investments (1)	Industry	Principal Amount (2)	Amortized Cost	Fair Value	% of Members’ Capital (3)
Investments:
Senior Secured First Lien Term Loans
Alcatel-Lucent USA Term Loan C, L+6.25%, due 1/30/2019 (5)	Telecommunications	$12,680,639	$12,621,632	$12,680,639	14.53%
AM General, LLC Term Loan B, L+9.00%, due 3/22/2018 (5)	Automobiles and Components	16,000,000	15,766,198	15,680,000	17.97%
Crestwood Holdings, LLC Term Loan B-1, L+6.00%, due 6/19/2019 (5)	Pipelines	10,000,000	9,950,368	10,050,000	11.52%
Endeavour International Corporation Letter of Credit, 13%, due 6/30/2014 (5)	Oil and Gas	17,953,305	17,972,433	17,953,305	20.59%
MF Global Holdings, Ltd. Exit Facility, L+6.50%, due 12/4/2014 (4)(5)	Diversified Financial Services	6,679,814	6,496,119	6,613,016	7.58%
YRCW Receivables, LLC ABL Term Loan B, L+9.75%, due 9/30/2014 (5)	Trucking and Leasing	12,074,283	12,139,434	12,255,397	14.05%

Total Senior Secured First Lien Term Loans			74,946,184	75,232,357	86.24%

Senior Secured Second Lien Term Loans
Telecommunications Management LLC 2nd lien, L+8.00%, due 10/30/2020 (5)	Telecommunications	8,000,000	7,922,272	8,100,000	9.28%
Telular Corporation 2nd Lien, L+8.00%, due 6/24/2020 (5)	Telecommunications	7,500,000	7,388,551	7,387,500	8.47%
TNS Inc., 2nd Lien, L+8.00%, due 8/14/2020 (5)	Telecommunications	7,862,500	7,920,381	7,960,781	9.12%

Total Senior Secured Second Lien Term Loans			23,231,204	23,448,281	26.87%

Senior Secured Notes
Capitol Petroleum Group, 11.00% cash, 3.00% PIK, due 12/3/2019 (5)	Oil and Gas	10,175,935	9,990,986	9,972,417	11.43%
Virgin America, Inc. Notes, 17.00% PIK due 6/9/2016	Airlines	5,000,000	4,824,216	5,000,000	5.73%
Virgin America, Inc. Notes, 8.50% cash, 8.50% PIK, due 6/9/2016	Airlines	5,425,073	4,968,213	5,425,074	6.22%

Total Senior Secured Notes			19,783,415	20,397,491	23.38%

See accompanying notes to consolidated financial statements.

CM FINANCE LLC AND SUBSIDIARY

Consolidated Schedule of Investments (continued)

June 30, 2013

Investments (1)	Industry	Principal Amount (2)	Amortized Cost	Fair Value	% of Members’ Capital (3)
Warrants
Endeavour International Corporation $3.01 strike, due 4/30/18	Oil and Gas	$160,000	$160,000	$160,000	0.18%
Virgin America, Inc.
$2.50 strike, due 5/10/43	Airlines	513,333	184,116	299,955	0.34%
$3.50 strike, due 5/10/43		385,000	53,441	96,016	0.11%

Total Warrants			397,557	555,971	0.63%

Total Term Loans and Warrants			118,358,360	119,634,100	137.12%

Unfunded Obligations
MF Global Holdings, Ltd. Exit Facility 5.0%, due 12/4/2014 (4)(5)	Diversified Financial	(4,007,888)	(109,645)	(40,079)	-0.05%
YRC Worldwide, Inc. Letter of Credit 7.50%, due 3/31/2013	Trucking and Leasing	(12,824,547)	(105,753)	(384,737)	-0.44%

Total Unfunded Obligations			(215,398)	(424,816)	-0.49%

Total Investments			$118,142,962	$119,209,284	136.63%

	Industry	Notional Amount	Amortized Cost	Fair Value	% of Members’ Capital (3)
Derivatives:
Assets
Total Return Swap, L+1.63%, due 5/22/16 (6)	Diversified Financial	76,500,000	—	843,864	0.97%

Total Assets			—	843,864	0.97%
Liabilities
Embedded derivative—Note Payable (6)	Diversified Financial	76,500,000	—	843,864	0.97%

Total Liabilities			—	843,864	0.97%

Total Derivatives			—	—	0.00%

(1)	All investments are in non-controlled and non-affiliated issuers. All investments are in U.S. based issuers.

(2)	Principal amount includes capitalized PIK interest and is net of repayments and unfunded commitments.

(3)	Percentage is based on members’ capital of $87,250,637 as of June 30, 2013.

(4)	At the option of the issuer, this rate may be either 5.50% + the greater of the prime rate and the fed funds effective rate or L+6.50% for the funded amounts.

(5)	Held by the Company indirectly through CM Finance SPV, Ltd. and pledged as collateral for the Total Return Swap.

(6)	Refer to Note 5.c. for more detail on the Total Return Swap and the Embedded derivative—Note Payable.

See accompanying notes to consolidated financial statements.

CM FINANCE LLC AND SUBSIDIARY

Consolidated Statements of Operations

(Unaudited)

	For the three months ended September 30,
	2013	2012
Investment Income
Investment income:
Loan interest income	$3,276,493	$983,325
Payment in-kind interest income	408,492	—
Other fee income	115,099	18,609

Total investment income	3,800,084	1,001,934
Expenses:
Interest	501,402	—
Legal fees	91,228	6,611
Professional fees	40,000	100,000
Other expenses	12,617	—
Amortization of deferred debt issuance costs	26,049	—

Total expenses	671,296	106,611
Net investment income	3,128,788	895,323
Net realized and unrealized gain (loss)
Net realized gain (loss) on investments	258,176	(43,798)
Net change in unrealized (depreciation) appreciation on investments	(881,545)	56,205

Net realized and unrealized gain (loss)	(623,369)	12,407

Net increase in members’ capital resulting from operations	$2,505,419	$907,730

See accompanying notes to consolidated financial statements.

CM FINANCE LLC AND SUBSIDIARY

Consolidated Statements of Changes in Members’ Capital

(Unaudited)

	For the three months ended September 30,
	2013	2012
Members’ Capital, at beginning of period	$87,250,637	$18,141,667
Capital contributions	3,038,820	9,524,304
Net investment income	3,128,788	895,323
Net realized gain (loss) on investments in securities	258,176	(43,798)
Net change in unrealized (depreciation) appreciation on investments	(881,545)	56,205

Members’ Capital, at end of period	$92,794,876	$28,573,701

See accompanying notes to consolidated financial statements.

CM FINANCE LLC AND SUBSIDIARY

Consolidated Statements of Cash Flows

(Unaudited)

	For the three months ended September 30,
	2013	2012

Cash Flows from Operating Activities
Net increase in members’ capital resulting from operations	$2,505,419	$907,730
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash used in operating activities:
Purchases of investments	(29,223,450)	(16,098,803)
Sales of investments	14,979,583	10,090,942
Net realized (gain) loss on investments in securities	(258,176)	43,798
Net change in unrealized depreciation (appreciation) on investments	881,545	(56,205)
Amorization of discount/premium	(79,516)	(11,750)
Net (increase) decrease in operating assets:
Cash, restricted	8,721,889	—
Due from broker	20,011,505	(1,096,562)
Deferred offering costs	(74,182)
Interest receivable	(597,559)	118,072
Deferred debt issuance costs	26,049	—
Net increase (decrease) in operating liabilities:
Due to broker	2,151,074	(3,528,138)
Interest payable	(123,802)	—
Accrued expenses	40,801	106,612

Net Cash Provided by (Used in) Operating Activities	18,961,180	(9,524,304)

Cash Flows from Financing Activities
Capital contributions	3,038,820	9,524,304
Capital distributions	(22,000,000)	—

Net Cash (Used in) Provided by Financing Activities	(18,961,180)	9,524,304

Net Change in Cash and Cash Equivalents	—	—
Cash and Cash Equivalents
Beginning of period	—	—

End of period	$—	$—

Supplemental cash flow information:
Cash paid for interest	$625,204	$—

See accompanying notes to consolidated financial statements.

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements

September 30, 2013

1. Organization

CM Finance LLC (the “Company”) is a limited liability company organized under the laws of the state of Maryland and commenced operations on March 7, 2012. The Company was formed to invest primarily in the debt of U.S. middle-market companies, maximizing the total return to stockholders in the form of current income and capital appreciation through debt and related equity investments by targeting investment opportunities with favorable risk-adjusted returns.

CM Investment Partners, LP (the “Investment Manager”) serves as the investment manager for the Company, and in such capacity, provides investment advisory and certain administrative services for the Company. The Investment Manager is also the Managing Member of the Company and is responsible for the management and control of the Company.

The Company plans to merge with and into CM Finance Inc, an affiliated corporation organized under the laws of the state of Maryland, immediately prior to its initial public offering. CM Finance Inc will be an externally managed, non-diversified closed-end management investment company that intends to file an election to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. CM Finance Inc also intends to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code, for U.S. federal income tax purposes.

Pursuant to a services arrangement, the Investment Manager will use Cyrus Capital Partners, L.P. (“Cyrus”), a Delaware limited partnership, for services including, but not limited to, trading, execution, research, transaction-related analytical support, operations, finance and accounting, legal, technology and investor services and certain other administrative and clerical services.

The Company has been capitalized with capital commitments from funds (the “Cyrus Funds”) managed by Cyrus.

The Company has consolidated its investments in CM Finance SPV, Ltd (“SPV”), a special purpose vehicle that is used to warehouse certain investments, in accordance with its consolidation policy as discussed in Note 2.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company.

a. Basis of Accounting

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and all values are stated in United States dollars, unless noted otherwise. The financial statements reflect all adjustments that are, in the opinion of management, necessary for a fair presentation of the results for the interim period as required by U.S. GAAP. The results for the interim period are not necessarily reflective of results for the full year.

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

b. Revenue Recognition

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Dividend income is recorded on the ex-dividend date.

Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of the investments, without regard to unrealized gains or losses previously recognized. Realized gains or losses on the sale of investments are calculated using the specific identification method. The Company reports changes in fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Management reviews all loans that become 90 days or more past due on principal or interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although the Investment Manager may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

The Company may hold debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the three months ended September 30, 2013 and September 30, 2012, the Company earned $408,492 and $0 in PIK, respectively.

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

c. Cash, restricted

The Company deposits its cash in a financial institution and, at times, such balance may be in excess of the Federal Deposit Insurance Corporation insurance limits. The Company has restrictions on the uses of the cash held by SPV based on the terms of the Note Payable. For more information on the Note Payable, see Note 6.

d. Investment Transactions and Expenses

Purchases of bank debt, including revolving credit agreements, are recorded on a fully committed basis until the funded and unfunded portions are known or estimable, which in many cases may not be until settlement.

Expenses are accrued as incurred.

Organizational expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred.

Deferred debt issuance costs, incurred in connection with our notes payable, are amortized using the straight line method over the life of the notes.

Offering costs will be charged to paid-in capital upon sale of shares in the initial public offering of CM Finance Inc.

e. Investment Valuation

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 – Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its investments and financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 5. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Securities that are traded on securities exchanges (including such securities traded in the after hours market) are valued on the basis of the closing price on the valuation date (if such prices are available). Securities that are traded on more than one securities exchange are valued at the closing price on the primary securities exchange on which such securities are traded on the valuation date (or if reported on the consolidated tape, then their last sales price on the consolidated tape). Listed options for which the last sales price falls between the last “bid” and “ask” prices for such options, are valued at their last sales price on the date of the valuation on the primary securities exchange on which such options are traded. Options for which the last sales price on the valuation date does not fall between the last “bid” and “ask” prices are valued at the average of the last “bid” and

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

“ask” prices for such options on that date. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. The Company did not hold any Level 1 investments as of September 30, 2013 or June 30, 2013.

Investments that are not traded on securities exchanges but are traded on the over-the-counter (“OTC”) markets (such as bank debt and warrants) are valued using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable) and fundamental data relating to the issuer. These investments are categorized in Level 2 of the fair value hierarchy, or in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

The embedded derivative in the Note Payable from SPV to UBS, AG (“UBS”) and the Total Return Swap (“TRS”) referencing the terms of the Note Payable are valued based on the change in fair value and the underlying accrued interest of the portfolio of assets held in SPV less the accrued interest payable on the financing due to the TRS counterparty, UBS. Consideration has been given to counterparty risk. The Company has assessed the counterparty, UBS, unsecured risk, in the form of credit ratings and the trading levels of that risk and has determined that the counterparty risk is minimal. The Company also notes that counterparty risk is further mitigated due to the monthly settlement of both the interest portion of the embedded derivative referencing the Note Payable and the TRS. If the Investment Manager were to determine that counterparty risk were material, an adjustment to the fair value of the TRS would be made. The embedded derivative in the Note Payable and the TRS have been categorized in Level 3 of the fair value hierarchy. See Note 5 and Note 6 for more detail.

Investments for which market quotations are not readily available or may be considered unreliable are fair valued by the Investment Manager, in good faith, using a method determined to be appropriate in the given circumstances. The valuation methods used include the Cost Approach, the Market Approach and the Income Approach. Observable inputs used in these approaches may include, but are not limited to, interest rate yield curves, credit spreads, recovery rates, comparable company transactions, trading multiples, and volatilities. Unobservable inputs used in these approaches may include, but are not limited to, illiquidity discount, PIK discount, yield, broker quotes, implied volatility, recent funding and intrinsic value. The Investment Manager will typically make changes in the valuation method as changes in the underlying company dictates, such as moving from the Cost Approach to Market Approach when underlying conditions change at the company. Because of the inherent uncertainty of valuation in these circumstances, the estimated fair values for the aforementioned investments may differ significantly from values that would have been used had a ready and liquid market for such investments existed or from the amounts that might ultimately be realized, and such differences could be material. At September 30, 2013 and June 30, 2013, investments fair valued in good faith by the Investment Manager based on management developed models represented approximately 12% and 33% of Members’ Capital, respectively.

The Company’s valuation policies and procedures are developed by the Investment Manager, which is also responsible for ensuring that the valuation policies and procedures are consistently applied across all investments of the Company. The valuation process for Level 3 investments is completed on a monthly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight and review. The valuation process begins with each

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

portfolio company or investment being initially valued by the investment professionals of the Investment Manager responsible for the portfolio investment. The investment professionals prepare the valuations based on their evaluation of financial and operating data, company-specific developments, market valuations of comparable securities from the same company or that of comparable companies as well as any other relevant factors including recent purchases and sales that may have occurred preceding month-end. Valuation models are typically calibrated upon initial funding, and are re-calibrated accordingly upon subsequent material events (including, but not limited to additional financing activity, changes in comparable companies, and recent trades). The preliminary valuation conclusions are then documented and discussed with senior management of the Investment Manager. Independent valuation firms engaged by the Investment Manager conduct independent appraisals and review the Investment Manager’s preliminary valuations and make their own independent assessment. The Investment Manager’s Valuation Committee (consisting of all of the partners of the Investment Manager) then reviews the preliminary valuations of the Investment Manager and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments. The Valuation Committee discusses the valuations and determines the fair value of each investment in good faith based on the input of the Investment Manager and the respective independent valuation firm. The Investment Manager has also engaged third party valuation service providers to provide independent valuations on a quarterly basis for all of the Level 3 investments reviewed by the Valuation Committee.

For more information on the classification of the Company’s investments by major categories, see Note 5.

The fair value of the Company’s assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the Statement of Financial Condition.

f. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments and other amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Company’s financial statements are reasonable and prudent. Actual results could differ materially from these estimates.

g. Income Taxes

The Company is not subject to federal, state or local income taxes. Members are individually liable for the taxes on their share of the Company’s income. As a result, no income tax liability or expense has been recorded in the accompanying financial statements.

U.S. GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. The Company’s policy is to recognize accrued interest and penalties associated with uncertain tax positions as part of the tax provision.

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

The Investment Manager has analyzed such tax positions and has concluded that no unrecognized tax benefits should be recorded for uncertain tax positions for tax years that may be open for the periods ended September 30, 2013 and September 30, 2012. This conclusion may be subject to review and adjustment at a later date based on factors, including but not limited to, ongoing analysis and changes to laws, regulations, and interpretations thereof.

h. Consolidation

The Company consolidates its controlled and wholly owned subsidiaries. Accordingly, the Company consolidated SPV, since the Company owns 100% of the equity of SPV. All material inter-company balances and transactions have been eliminated.

3. New Accounting Pronouncements

During the three months ended September 30, 2013, the Company adopted Accounting Standards Update 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). The amendments in ASU 2011-11 are intended to create a converged offsetting model that would eliminate a significant quantitative difference between statements of financial condition prepared under US GAAP and IFRS. ASU 2011-11 requires additional disclosures for recognized financial and derivative instruments that are either offset on the Consolidated Statement of Financial Condition or are subject to an enforceable master netting agreement. The adoption of ASU 2011-11 did not have a material impact on the Company’s disclosures.

4. Due from and due to Broker

Due from and due to brokers consists of cash in U.S. dollars held as collateral, and the amounts receivable or payable for securities transactions pending settlement at the end of the year.

The Company’s principal trading activities are primarily with brokers and other financial institutions located in North America.

5. Investments

The Company’s investments at any time may include securities and other financial instruments or other assets of any sort, including, without limitation, corporate and government bonds, convertible securities, collateralized loan obligations, bank loans, trade claims, equity securities, privately negotiated securities, direct placements, warrants and investment derivatives (such as credit default swaps, recovery swaps, total return swaps, options, forward contracts, and futures) (all of the foregoing collectively referred to in these financial statements as “investments”).

a. Certain Risk Factors

In the ordinary course of business, the Company manages a variety of risks including market risk, liquidity risk and credit risk. The Company identifies, measures and monitors risk through various control mechanisms, including trading limits and diversifying exposures and activities across a variety of instruments, markets and counterparties.

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

Market risk is the risk of potential adverse changes to the value of financial instruments because of changes in market conditions, including as a result of changes in the credit quality of a particular issuer, credit spreads, interest rates, and other movements and volatility in security prices or commodities. In particular, the Company invests in issuers that are experiencing or have experienced financial or business difficulties (including difficulties resulting from the initiation or prospect of significant litigation or bankruptcy proceedings), which involves significant risks. The Company manages its exposure to market risk through the use of risk management strategies and various analytical monitoring techniques.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Credit risk is the potential loss the Company may incur from a failure of an issuer to make payments according to the terms of a contract. The Company is subject to credit risk because of its strategy of investing in the debt of leveraged companies and its involvement in derivative instruments. The Company’s exposure to credit risk on its investments is limited to the fair value of the investments. The Company’s TRS contract is executed pursuant to an International Swaps and Derivatives Association (“ISDA”) master agreement that the Company currently has in place with UBS. At September 30, 2013, the Company had all of its counterparty credit risk associated with non-performance for swaps with UBS. With regard to derivatives, the Investment Manager attempts to limit the Company’s credit risk by considering its counterparty’s (or its guarantor’s) credit rating. The Company’s policy is to not hold counterparty collateral on ISDA agreements, but would do so if the exposure were material.

b. Investments

The composition of the Company’s investments as of September 30, 2013 as a percentage of the total portfolio, at amortized cost and fair value are as follows:

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$68,449,615	51.57%	$67,420,130	50.73%
Senior Secured Second Lien Term Loans	43,954,577	33.12%	44,248,106	33.29%
Senior Secured Notes	19,922,772	15.01%	20,473,946	15.40%
Warrants	397,557	0.30%	767,116	0.58%
Total Return Swaps	—	0.00%	725,517	0.55%
Embedded Derivatives—Notes Payable	—	0.00%	(725,517)	-0.55%

Total	$132,724,521	100.00%	$132,909,298	100.00%

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

The composition of the Company’s investments as of June 30, 2013 as a percentage of the total portfolio, at amortized cost and fair value are as follows:

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$74,730,786	63.25%	$74,807,541	62.75%
Senior Secured Second Lien Term Loans	23,231,204	19.66%	23,448,281	19.67%
Senior Secured Notes	19,783,415	16.75%	20,397,491	17.11%
Warrants	397,557	0.34%	555,971	0.47%
Total Return Swap	—	0.00%	843,864	0.71%
Embedded Derivative—Notes Payable	—	0.00%	(843,864)	-0.71%

Total	$118,142,962	100.00%	$119,209,284	100.00%

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2013:

	Investments at Fair Value	Percentage of Total Portfolio
Airlines	$10,824,190	8.14%
Automobiles and Components	14,040,000	10.56%
Commercial Services	4,862,500	3.66%
Diversified Financial Services	8,400,730	6.32%
Healthcare-Products/Services	20,000,000	15.05%
Oil and Gas	28,370,177	21.35%
Pipelines	10,124,625	7.62%
Telecommunications	24,248,106	18.24%
Trucking and Leasing	12,038,970	9.06%

Total	$132,909,298	100.00%

The following table shows the portfolio composition by industry grouping at fair value at June 30, 2013:

	Investments at Fair Value	Percentage of Total Portfolio
Airlines	$10,821,045	9.08%
Automobiles and Components	15,680,000	13.15%
Diversified Financial Services	6,572,937	5.51%
Oil and Gas	28,085,722	23.56%
Pipelines	10,050,000	8.43%
Telecommunications	36,128,920	30.31%
Trucking and Leasing	11,870,660	9.96%

Total	$119,209,284	100.00%

The following table shows the portfolio composition by geographic grouping at fair value at September 30, 2013:

	Investments at Fair Value	Percentage of Total Portfolio
Midwest	$42,385,951	31.90%
West	10,824,190	8.14%
Southwest	18,321,305	13.78%
Northeast	10,124,625	7.62%
Mid-Atlantic	51,253,227	38.56%

Total	$132,909,298	100.00%

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

The following table shows the portfolio composition by geographic grouping at fair value at June 30, 2013:

	Investments at Fair Value	Percentage of Total Portfolio
Midwest	$43,038,160	36.11%
West	10,821,045	9.08%
Southwest	18,113,305	15.19%
Northeast	10,050,000	8.43%
Mid-Atlantic	37,186,774	31.19%

Total	$119,209,284	100.00%

c. Derivatives

Derivative contracts include total return swaps and embedded derivatives in Notes Payable. The Company enters into derivative contracts as part of its investment strategies.

The Company and UBS entered into a TRS whereby the Company will receive the Total Return of the Notes (as defined in Note 6) purchased by UBS and pay the Financing Rate (as defined in Note 6). Therefore, amounts required for the future satisfaction of the swaps may be greater or less than the amount recorded. Realized and change in unrealized gains and losses on total return swaps, if any, are included in the net realized gain on derivatives, and net change in unrealized appreciation (depreciation) on derivatives in the Consolidated Statement of Operations.

The Company has determined that the Note Payable from SPV to UBS (discussed further in Note 6) contains an embedded derivative. SPV is obligated to pay UBS the pro rata net appreciation (depreciation) of the SPV Assets as well as pay any interest income generated by the SPV Assets until maturity. Therefore, amounts required for the future satisfaction of the note may be greater or less than the amount recorded. Realized and change in unrealized gains and losses on the embedded derivative, if any, are included in the net realized gain on derivatives, and net change in unrealized appreciation (depreciation) on derivatives in the Consolidated Statement of Operations.

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

The following table reflects the fair value and notional amount or number of contracts of the Company’s derivative contracts, none of which were designated as hedging instruments under U.S. GAAP, which are presented on a gross basis, at September 30, 2013.

	Assets	Liabilities	Notional	Contracts
Total Return Swap	$725,517	$—	76,500,000	1
Embedded derivative
Note Payable	—	725,517	76,500,000	1

Gross fair value of derivative contracts	$725,517	$725,517

In the preceding table, the number of contracts as of September 30, 2013 is reflective of the volume of derivatives activity during the period.

The following table reflects the fair value and notional amount or number of contracts of the Company’s derivative contracts, none of which were designated as hedging instruments under U.S. GAAP, which are presented on a gross basis, at June 30, 2013.

	Assets	Liabilities	Notional	Contracts
Total Return Swap	$843,864	$—	76,500,000	1
Embedded derivative
Note Payable	—	843,864	76,500,000	1

Gross fair value of derivative contracts	$843,864	$843,864

In the preceding table, the number of contracts as of June 30, 2013 is reflective of the volume of derivatives activity during the period.

The following table reflects the amount of gains (losses) on derivatives included in the Statement of Operations for the three months ended September 30, 2013. None of the derivatives were designated as hedging instruments under U.S. GAAP. The Company did not hold any derivative positions during the three months ended September 30, 2012.

Included in net change in unrealized appreciation (depreciation) on investments
Total Return Swap	$(118,347)
Embedded derivative
Note Payable	118,347

Total	$0

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

d. Fair Value Measurements

ASC 820 defines fair value as the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a framework for measuring fair value and a valuation hierarchy that prioritizes the inputs used in the valuation of an asset or liability based upon their transparency. The valuation hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Classification within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s assets and liabilities measured at fair value have been classified in the following three categories:

Level 1 – valuation is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2 – valuation is based on inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, such as (a) quoted prices for similar assets or liabilities in active markets; (b) quoted prices for identical or similar assets or liabilities in markets that are not active, that is, markets in which there are few transactions for the asset or liability, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly; (c) inputs other than quoted prices that are observable for the asset or liability; or (d) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 – valuation is based on unobservable inputs for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. However, the fair value measurement objective remains the same, that is, an exit price from the perspective of a market participant that holds the asset or owes the liability. Therefore, unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Unobservable inputs are developed based on the best information available in the circumstances, which might include the Company’s own data. The Company’s own data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the market and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

The following table summarizes the classifications within the fair value hierarchy of the Company’s assets and liabilities measured at fair value as of September 30, 2013:

	Fair Value Measurements as of September 30, 2013
Assets	Level 1	Level 2	Level 3*	Total
Investments
Senior Secured First Lien Term Loans	$—	$—	$67,420,130	$67,420,130
Senior Secured Second Lien Term Loans	—	—	44,248,106	44,248,106
Senior Secured Notes	—	—	20,473,946	20,473,946
Warrants	—	—	767,116	767,116

Total Investments	—	—	132,909,298	132,909,298
Derivatives
Total Return Swap	—	—	725,517	725,517

Total Derivatives	—	—	725,517	725,517

Total Assets	$—	$—	$133,634,815	$133,634,815

Liabilities
Derivatives
Embedded Derivative—
Note Payable	—	—	725,517	725,517

Total Derivatives	—	—	725,517	725,517

Total Liabilities	$—	$—	$725,517	$725,517

*	Total Level 3 includes fair value of unfunded commitments of $17,471,845 on revolving credit facilities and delayed draw term loan facilities.

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

The following table summarizes the classifications within the fair value hierarchy of the Company’s assets and liabilities measured at fair value as of June 30, 2013:

	Fair Value Measurements as of June 30, 2013
Assets	Level 1	Level 2	Level 3*	Total
Investments
Senior Secured First Lien Term Loans	$—	$—	$74,807,541	$74,807,541
Senior Secured Second Lien Term Loans	—	—	23,448,281	23,448,281
Senior Secured Notes	—	—	20,397,491	20,397,491
Warrants	—	—	555,971	555,971

Total Investments	—	—	119,209,284	119,209,284
Derivatives
Total Return Swap	—	—	843,864	843,864

Total Derivatives	—	—	843,864	843,864

Total Assets	$—	$—	$120,053,148	$120,053,148

Liabilities
Derivatives
Embedded Derivative—
Note Payable	—	—	843,864	843,864

Total Derivatives	—	—	843,864	843,864

Total Liabilities	$—	$—	$843,864	$843,864

*	Total Level 3 includes fair value of unfunded commitments of $16,832,435 on revolving credit facilities and delayed draw term loan facilities.

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three months ended September 30, 2013:

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Senior Secured Notes	Warrants	Total Investments
Balance as of June 30, 2013	$74,807,541	$23,448,281	$20,397,491	$555,971	$119,209,284
Purchases	8,380,920	20,764,514	78,016	—	29,223,450
Sales	(14,979,583)	—	—	—	(14,979,583)
Amortization	5,551	12,626	61,339	—	79,516
Net realized gains (losses)	311,942	(53,766)	—	—	258,176
Net change in unrealized (depreciation) appreciation	(1,106,241)	76,451	(62,900)	211,145	(881,545)

Balance as of September 30, 2013	$67,420,130	$44,248,106	$20,473,946	$767,116	$132,909,298

	Total Return Swap	Embedded derivative— Note Payable	Total Derivatives
Balance as of June 30, 2013	$843,864	$(843,864)	$—
Purchases	—	—	—
Sales	—	—	—
Amortization	—	—	—
Net realized gains	—	—	—
Net change in unrealized appreciation	(118,347)	118,347	—

Balance as of September 30, 2013	$725,517	$(725,517)	$—

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the three months ended September 30, 2012:

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Total Investments
Balance as of June 30, 2012	$21,571,479	$—	$21,571,479
Purchases	13,865,688	2,233,115	16,098,803
Sales	(10,090,942)	—	(10,090,942)
Amortization	11,750	—	11,750
Net realized losses	(43,798)	—	(43,798)
Net change in unrealized appreciation	56,205	—	56,205

Balance as of September 30, 2012	$25,370,382	$2,233,115	$27,603,497

Transfers into Level 3 during or at the end of the reporting period are reported under Level 1 or Level 2 as of the beginning of the period. Transfers out of Level 3 during or at the end of the

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

reporting period are reported under Level 3 as of the beginning of the period. Changes in unrealized gains (losses) relating to Level 3 instruments are included in unrealized appreciation (depreciation) on investments and derivatives on the Consolidated Statement of Operations.

During the three months ended September 30, 2013 and 2012, the Company did not transfer any investments between Levels 1 and 2 and 3.

The following table presents the changes in unrealized gains (losses) relating to Level 3 assets and liabilities still held as of September 30, 2013 and 2012. Both observable and unobservable inputs may be used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the unrealized gains and losses within the Level 3 category presented in the table below may include changes in fair value that were attributable to both observable and unobservable inputs.

	Changes in unrealized gains (losses) relating to assets and liabilities still held as of September 30,
	2013	2012
Assets
Investments
Senior Secured First Lien Term Loans	$(1,035,181)	$58,611
Senior Secured Second Lien Term Loans	26,228	—
Senior Secured Notes	(62,898)	—
Warrants	211,145	—

Total Investments	(860,706)	58,611

Derivatives
Total Return Swap	(118,347)	—

Total Derivatives	(118,347)	—

Total Assets	$(979,053)	$58,611

Liabilities
Derivatives
Embedded Derivative—
Note Payable	$118,347	—

Total Derivatives	118,347	—

Total Liabilities	$118,347	$—

The following tables present the ranges of significant unobservable inputs used to value the Company’s Level 3 investments as of September 30, 2013 and June 30, 2013. These ranges represent the significant unobservable inputs that were used in the valuation of each type of investment. These inputs are not representative of the inputs that could have been used in the valuation of any one investment. For example, the highest PIK discount presented in the table for senior secured notes is

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

appropriate for valuing a specific investment but may not be appropriate for valuing any other investment. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 investments.

	Fair Value as of September 30, 2013	Valuation Methodology	Unobservable Input(s)	Weighted Average	Range
Senior Secured First Lien Term Loans	$67,420,130	Indicative Market Quotations	Broker quotes	N/A	N/A
Senior Secured Second Lien Term Loans	44,248,106	Indicative Market Quotations	Broker quotes	N/A	N/A
Senior Secured Notes	10,425,074	Market Comparables	Illiquidity discount	3%	3%
			PIK discount	2.2%	1.5% -3%
			Yield	7.0%	7.0%
	10,048,872	Indicative Market Quotations	Broker quotes	N/A	N/A
Warrants	767,116	Market Comparables	Implied volatility	37%	37%
			LTM EBITDA	5.2x	4.7x -5.7x
Total Return Swaps	725,517	Other Approach	Intrinsic value	N/A	N/A
Embedded Derivatives—Note Payable	(725,517)	Other Approach	Intrinsic value	N/A	N/A

	Fair Value as of June 30, 2013	Valuation Methodology	Unobservable Input(s)	Weighted Average	Range
Senior Secured First Lien Term Loans	$74,807,541	Indicative Market Quotes	Broker quotes	N/A	N/A
Senior Secured Second Lien Term Loans	23,448,281	Indicative Market Quotes	Broker quotes	N/A	N/A
Senior Secured Notes	10,425,074	Market Comparables	Illiquidity discount	3%	3%
			PIK discount	2.2%	1.5% -3%
			Yield	7.3%	7.3%
	9,972,417	Indicative Market Quotes	Broker quotes	N/A	N/A
Warrants	395,971	Market Comparables	Implied volatility	37%	37%
	160,000	Other Approach	Recent funding	N/A	N/A
Total Return Swap	843,864	Other Approach	Intrinsic value	N/A	N/A
Embedded Derivative—Note Payable	(843,864)	Other Approach	Intrinsic value	N/A	N/A

Fair value measurements categorized within Level 3 are sensitive to changes in the assumptions or methodology used to determine fair value and such changes could result in a significant increase or decrease in the fair value. Significant increases in illiquidity discounts, PIK discounts and market

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

yields would result in significantly lower fair value measurements. Significant increases in implied volatility would result in significantly higher fair value measurements.

6. Note Payable (Financing Facility)

On May 23, 2013, as amended on June 6, 2013, the Company, through SPV, entered into a $76.5 million financing transaction (the “Financing Facility”) due May 22, 2016 with UBS. The Financing Facility is collateralized by the portion of the Company’s assets held by the SPV (the “SPV Assets”) and pledged as collateral as noted in the Consolidated Schedule of Investments. The Company will pay interest on the face amount of the Financing Facility monthly at a rate of one-month LIBOR plus a spread that increases from 1.63% per annum from May 23, 2013 to July 14, 2013 to 1.97% per annum from July 15, 2013 to August 14, 2013 to 2.85% per annum from August 15, 2013 through the end of the term (the “Financing Rate”).

This financing transaction was executed in two steps:

First, the Company organized SPV, a consolidated wholly owned bankruptcy remote special-purpose vehicle in the Cayman Islands to purchase the SPV Assets through (i) the issuance and sale of notes secured by the SPV Assets (the “Notes”) to UBS and the Company and (ii) the transfer of cash to the Company. UBS purchased Notes with a face value of $76.5 million, which represent 51% of the Notes issued and outstanding, for $76.5 million in cash. The Company purchased Notes with a face value of $73.5 million (which are eliminated in consolidation), which represent 49% of the Notes issued and outstanding and received $18.7 million in cash, in exchange for assets with a fair market value of $92.2 million. Under the terms of the indenture under which the Notes were issued (the “Indenture”), the holders of the Notes are entitled to (i) periodic interest payments equal to their pro rata portion of the interest collected on the assets held by SPV and (ii) their pro rata portion of the net appreciation (depreciation) on the SPV Assets at maturity of the derivative contract (together, the “Total Return of the Notes”). This represents the embedded derivative in the Note Payable from SPV to UBS.

Second, the Company and UBS entered into a total return swap transaction (the “TRS”) whereby the Company will receive the Total Return of the Notes purchased by UBS and pay the Financing Rate.

Cash, restricted (as shown on the Consolidated Statement of Financial Condition) shall be held by the trustee of the Financing Facility and is restricted to purchases of investments by SPV that must meet certain eligibility criteria identified by the Indenture. As of September 30, 2013, SPV had assets of $151.5 million, which included $116.9 million of the Company’s portfolio investments at fair value, $0.7 million of accrued interest receivable and $33.9 million in cash held by the trustee of the Financing Facility. At September 30 and June 30, 2013, the carrying amount of the Notes approximates the fair value. For the three months ended September 30, 2013, the weighted average outstanding debt balance and the weighted average stated interest rate was $76.5 million and 2.54%, respectively.

7. Indemnification, Guarantees, Commitments and Contingencies

In the normal course of business, the Company enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

include those with certain service providers, brokers and trading counterparties. Any exposure to the Company under these arrangements is unknown as it would involve future claims that may be made against the Company; however, based on the Company’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Company has not accrued any liability in connection with such indemnifications.

Loans purchased by the Company may include revolving credit agreements or other financing commitments obligating the Company to advance additional amounts on demand. As of September 30 and June 30, 2013, the Company held unfunded commitments in the amount of approximately $17.6 million and $16.8 million, respectively.

The following table details the unfunded commitments as of September 30, 2013:

Investments	Principal	Amortized Cost	Fair Value
MF Global Holdings, Ltd. Exit Facility, 0.50%, due 12/4/2014	$(5,122,397)	$(81,190)	$(51,224)
YRC Worldwide, Inc. Letter of Credit, 7.5%, due 3/31/2015	$(12,349,448)	(86,766)	(185,242)

Total Unfunded Commitments		$(167,956)	$(236,466)

The following table details the unfunded commitments as of June 30, 2013:

Investments	Principal	Amortized Cost	Fair Value
MF Global Holdings, Ltd. Exit Facility, 0.50%, due 12/4/2014	$(4,007,888)	$(109,645)	$(40,079)
YRC Worldwide, Inc. Letter of Credit, 7.5%, due 3/31/2015	$(12,824,547)	(105,753)	(384,737)

Total Unfunded Commitments		$(215,398)	$(424,816)

8. Related Party Transactions

The Managing Member is responsible for the Company’s Members’ Capital calculation, investment policy, valuation policy, performance of the Company and supervision of the conduct of its affairs.

The Company pays (or reimburses the Investment Manager or Cyrus) for investment expenses, legal expenses, systems and technology, auditing and tax preparation expenses, organizational expenses, expenses relating to the offering and sale of the limited company interests in the Company and extraordinary expenses. Expenses incurred by the Company that are of benefit to one or more other investment vehicles managed by the Investment Manager or its affiliates are allocated among such other investment vehicles on a pro rata basis generally in accordance with the relative amount of investment capital of such other investment vehicles. The Company has not utilized soft dollar arrangements to pay for any third party expenses.

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

The Company does not currently pay a management or incentive fee, and no management or incentive fees have been paid since the inception of the Company. As mentioned in Note 1, the Company plans to merge with and into CM Finance Inc, an entity that will pay management and incentive fees. If the Company had paid incentive fees similar to CM Finance Inc, the Company would have paid $469,521 and $154,815 for the three months ended September 30, 2013 and 2012, respectively. If the Company had paid management fees similar to CM Finance Inc, the Company would have paid $561,818 and $109,500 for the three months ended September 30, 2013 and 2012, respectively.

9. Financial Highlights

The following represents the expense ratios to average members’ capital:

	For the three months ended September 30,
	2013	2012
Total return	2.82%	3.61%
Ratio of net investment income to average members’ capital	3.44%	3.40%
Ratio of total expenses to average members’ capital	(0.74%)	(0.40%)
Portfolio turnover rate	11.89%	35.32%

Total return is calculated based on a time-weighted rate of return methodology for the members, and is not annualized. Total return is reflected after all investment-related and operating expenses. An individual member’s return may vary from these returns based on the timing of capital transactions. The ratios to average members’ capital are calculated based on the monthly average members’ capital during the period.

The following represents supplemental ratios and data:

	For the three months ended September 30,
	2013	2012
Ratio of operating expenses to average members’ capital	(0.71%)	(0.40%)
Ratio of credit facility related expenses to average members’ capital	(0.58%)	0.00%

	(in thousands)
Members’ capital at end of period	$92,795	$87,251
Average members’ capital	$90,992	$26,331

The ratios to average members’ capital are calculated based on the monthly average members’ capital during the period. Credit facility related expenses include interest expense and amortization of deferred debt issuance costs.

10. Correction of an Immaterial Error

The Company’s consolidated financial statements for the three months ended September 30, 2013 and the year ended June 30, 2013 have been corrected to separately account for an embedded

CM FINANCE LLC AND SUBSIDIARY

Notes to Unaudited Consolidated Financial Statements (continued)

derivative within the Note Payable, as well as the TRS entered into as part of the Financing Facility (see Note 6). The Company has bifurcated the embedded derivative from the Note Payable and separately recorded on the Consolidated Statement of Financial Condition the fair value of the embedded derivative and the TRS, and included the derivatives on the Consolidated Schedule of Investments.

For the three months ended September 30, 2013, the correction results in $725,517 or .42% increase in total assets, and a corresponding $725,517, or 0.91%, increase in total liabilities. For the year ended June 30, 2013, the correction results in an $843,964, or 0.45%, increase in total assets, and a corresponding $843,864, or 0.85%, increase in total liabilities. The correction has no effect on the calculation of the Company’s Members’ Capital, Net Income, Cash Flows or Financial Highlights at either period.

11. Subsequent Events

As required by U.S. GAAP, the Company evaluated subsequent events through the date of issuance.

The Company amended the terms of the Financing Facility to add a $50.0 million revolving financing (the “Revolving Financing”), which expires on December 4, 2015. The Revolving Financing bears interest at a rate of (a) 2.10% per annum from December 4, 2013 through December 4, 2014 and (b) 1.60% per annum from December 5, 2014 through the term of the Revolving Financing. With respect to undrawn amounts, the Company will pay interest monthly on the daily average of amounts that are not drawn on the Revolving Financing at a rate of 0.50%.

As discussed in Note 1, the Company plans to merge with and into CM Finance Inc immediately prior to its initial public offering.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Investment Manager of

CM Finance LLC

We have audited the accompanying consolidated statements of financial condition of CM Finance LLC and subsidiary (the “Company”), including the consolidated schedules of investments, as of June 30, 2013 and 2012, and the related consolidated statements of operations, changes in members’ capital, and cash flows for the year ended June 30, 2013 and for the period from March 7, 2012 (commencement of operations) to June 30, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of CM Finance LLC and subsidiary at June 30, 2013 and 2012, and the consolidated results of their operations, changes in their members’ capital and their cash flows for the year ended June 30, 2013 and for the period from March 7, 2012 (commencement of operations) to June 30, 2012, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York

January 24, 2014

CM FINANCE LLC AND SUBSIDIARY

Consolidated Statements of Financial Condition

	As of June 30,
	2013	2012
Assets
Investments at fair value (amortized cost of $118,142,962 and $21,577,936 respectively)	$119,209,284	$21,571,479
Derivatives, at fair value (cost $0)	843,864	—
Cash, restricted	42,601,338	—
Due from broker	22,975,552	—
Interest receivable	1,012,042	296,143
Deferred debt issuance costs (net of accumulated amortization of $10,924 and $0, respectively)	296,056	—

Total Assets	$186,938,136	$21,867,622

Liabilities and Members’ Capital
Derivatives, at fair value (cost $0)	$843,864	$—
Due to broker	—	3,528,138
Note payable (Financing Facility)	76,500,000	—
Distributions payable (Return of Members’ Capital)	22,000,000	—
Interest payable (Interest due on Finance Facility)	149,198	—
Accrued expenses	194,437	197,817

Total Liabilities	99,687,499	3,725,955
Members’ capital	87,250,637	18,141,667

Total Liabilities and Members’ Capital	$186,938,136	$21,867,622

See accompanying notes to consolidated financial statements.

CM FINANCE LLC AND SUBSIDIARY

Consolidated Schedule of Investments

June 30, 2013

Investments (1)	Industry	Principal Amount (2)	Amortized Cost	Fair Value	% of Members’ Capital (3)
Investments:
Senior Secured First Lien Term Loans
Alcatel-Lucent USA Term Loan C, L+6.25%, due 1/30/2019 (5)	Telecommunications	$12,680,639	$12,621,632	$12,680,639	14.53%
AM General, LLC Term Loan B, L+9.00%, due 3/22/2018 (5)	Automobiles and Components	16,000,000	15,766,198	15,680,000	17.97%
Crestwood Holdings, LLC Term Loan B-1, L+6.00%, due 6/19/2019 (5)	Pipelines	10,000,000	9,950,368	10,050,000	11.52%
Endeavour International Corporation Letter of Credit, 13%, due 6/30/2014 (5)	Oil and Gas	17,953,305	17,972,433	17,953,305	20.59%
MF Global Holdings, Ltd. Exit Facility, L+6.50%, due 12/4/2014 (4)(5)	Diversified Financial Services	6,679,814	6,496,119	6,613,016	7.58%
YRCW Receivables, LLC ABL Term Loan B, L+9.75%, due 9/30/2014 (5)	Trucking and Leasing	12,074,283	12,139,434	12,255,397	14.05%

Total Senior Secured First Lien Term Loans			74,946,184	75,232,357	86.24%

Senior Secured Second Lien Term Loans
Telecommunications Management LLC 2nd lien, L+8.00%, due 10/30/2020 (5)	Telecommunications	8,000,000	7,922,272	8,100,000	9.28%
Telular Corporation 2nd Lien, L+8.00%, due 6/24/2020 (5)	Telecommunications	7,500,000	7,388,551	7,387,500	8.47%
TNS Inc., 2nd Lien, L+8.00%, due 8/14/2020 (5)	Telecommunications	7,862,500	7,920,381	7,960,781	9.12%

Total Senior Secured Second Lien Term Loans			23,231,204	23,448,281	26.87%

Senior Secured Notes
Capitol Petroleum Group, 11.00% cash, 3.00% PIK, due 12/3/2019 (5)	Oil and Gas	10,175,935	9,990,986	9,972,417	11.43%
Virgin America, Inc. Notes, 17.00% PIK due 6/9/2016	Airlines	5,000,000	4,824,216	5,000,000	5.73%
Virgin America, Inc. Notes, 8.50% cash, 8.50% PIK, due 6/9/2016	Airlines	5,425,073	4,968,213	5,425,074	6.22%

Total Senior Secured Notes			19,783,415	20,397,491	23.38%

See accompanying notes to consolidated financial statements.

CM FINANCE LLC AND SUBSIDIARY

Consolidated Schedule of Investments (continued)

June 30, 2013

Investments (1)	Industry	Principal Amount (2)	Amortized Cost	Fair Value	% of Members’ Capital (3)
Warrants
Endeavour International Corporation $3.01 strike, due 4/30/18	Oil and Gas	$160,000	$160,000	$160,000	0.18%
Virgin America, Inc. $2.50 strike, due 5/10/43	Airlines	513,333	184,116	299,955	0.34%
$3.50 strike, due 5/10/43		385,000	53,441	96,016	0.11%

Total Warrants			397,557	555,971	0.63%

Total Term Loans and Warrants			118,358,360	119,634,100	137.12%

Unfunded Obligations
MF Global Holdings, Ltd. Exit Facility 5.00%, due 12/4/2014 (4) (5)	Diversified Financial	(4,007,888)	(109,645)	(40,079)	(0.05)%
YRC Worldwide, Inc. Letter of Credit 7.50%, due 3/31/2015	Trucking and Leasing	(12,824,547)	(105,753)	(384,737)	(0.44)%

Total Unfunded Obligations			(215,398)	(424,816)	(0.49)%

Total Investments			$118,142,962	$119,209,284	136.63%

	Industry	Notional Amount	Amortized Cost	Fair Value	% of Members’ Capital (3)
Derivatives:
Assets
Total Return Swap, L+1.63%, due 5/22/16 (6)	Diversified Financial Services	76,500,000	—	843,864	0.97%

Total Assets			—	843,864	0.97%
Liabilities
Embedded derivative—Note Payable (6)	Diversified Financial Services	76,500,000	—	843,864	0.97%

Total Assets			—	843,864	0.97%

Total Derivatives			—	—	0.00%

(1)	All investments are in Non-controlled and Non-affiliated issuers. All investments are in US based issuers.

(2)	Principal amount includes capitalized PIK interest and is net of repayments and unfunded commitments.

(3)	Percentage is based on members’ capital of $87,250,637 as of June 30, 2013.

(4)	At the option of the issuer, this rate may be either 5.00% + the greater of the prime rate and the fed funds effective rate or L+6.50% for the funded amounts.

(5)	Held by the Company indirectly through CM Finance SPV, Ltd. and pledged as collateral for the Total Return Swap.

(6)	Refer to Note 5.c. for more detail on the Total Return Swap and the Embedded Derivative—Note Payable.

See accompanying notes to consolidated financial statements.

CM FINANCE LLC AND SUBSIDIARY

Consolidated Schedule of Investments

June 30, 2012

Investments (1)	Industry	Principal Amount (2)	Amortized Cost	Fair Value	% of Members’ Capital (3)
Investments:
Senior Secured First Lien Term Loans
Crestwood Holdings, LLC Term Loan B, L+8.25%, due 3/26/2018	Pipelines	$5,000,000	$4,928,480	$5,025,000	27.70%
Endeavour International Corporation Letter of Credit, 13%, due 10/12/2013	Oil and Gas	$10,000,000	10,000,000	10,000,000	55.13%
YRCW Receivables, LLC ABL Term Loan B, L+9.75%, due 9/30/2014	Trucking and Leasing	$6,714,337	6,649,456	6,546,479	36.09%

Total Senior Secured First Lien Term Loans			$21,577,936	$21,571,479	118.92%

Total investments			$21,577,936	$21,571,479	118.92%

(1)	All investments are in Non-controlled and Non-affiliated issuers and in US based issuers.

(2)	Principal amount includes capitalized PIK interest and is net of repayments.

(3)	Percentage is based on members’ capital of $18,141,667 as of June 30, 2012.

See accompanying notes to consolidated financial statements.

CM FINANCE LLC AND SUBSIDIARY

Consolidated Statements of Operations

	Year ended June 30, 2013	Period from March 7, 2012 to June 30, 2012
Investment income
Investment Income:
Loan interest income	$5,890,673	$486,894
Payment in-kind interest income	641,008	—
Other fee income	241,135	14,962

Total investment income	6,772,816	501,856
Expenses:
Interest	149,198	—
Legal fees	180,809	—
Professional fees	250,000	—
Other expenses	39,755	38
Organization costs	—	197,779
Amortization of deferred debt issuance costs	10,924	—

Total expenses	630,686	197,817

Net Investment Income	6,142,130	304,039
Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	781,262	110
Net change in unrealized appreciation (depreciation) on investments	1,072,779	(6,457)

Net Realized and Unrealized Gain (Loss)	1,854,041	(6,347)

Net increase in members’ capital resulting from operations	$7,996,171	$297,692

See accompanying notes to consolidated financial statements.

CM FINANCE LLC AND SUBSIDIARY

Consolidated Statements of Changes in Members’ Capital

Members’ Capital
Members’ Capital, at March 7, 2012	$—
Capital contributions	17,843,975
Net investment income	304,039
Net realized gain on investments	110
Net change in unrealized (depreciation) on investments	(6,457)

Members’ Capital, at June 30, 2012	$18,141,667
Capital contributions	84,453,413
Capital distributions	(23,340,614)
Net investment income	6,142,130
Net realized gain on investments in securities	781,262
Net change in unrealized appreciation on investments	1,072,779

Members’ Capital, at June 30, 2013	$87,250,637

See accompanying notes to consolidated financial statements.

CM FINANCE LLC AND SUBSIDIARY

Consolidated Statements of Cash Flows

	Year ended June 30, 2013	Period from March 7, 2012 to June 30, 2012
Cash Flows from Operating Activities
Net increase in members’ capital from operations	$7,996,171	$297,692
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash used in operating activities:
Purchases of investments	(133,955,675)	(25,573,961)
Sales of investments	38,236,069	4,007,538
Net realized gain on investments in securities	(781,262)	(110)
Net change in unrealized (appreciation) depreciation on investments	(1,072,779)	6,457
Amorization of discount/premium	(64,158)	(11,403)
Net (increase) decrease in operating assets:
Cash and cash equivalents, restricted	(42,601,338)	—
Due from broker	(22,975,552)	—
Interest receivable	(715,899)	(296,143)
Deferred debt issuance costs	(296,056)	—
Net increase (decrease) in operating liabilities:
Due to broker	(3,528,138)	3,528,138
Interest payable	149,198	—
Accrued expenses	(3,380)	197,817

Net Cash Used in Operating Activities	(159,612,799)	(17,843,975)

Cash Flows from Financing Activities
Capital contributions	84,453,413	17,843,975
Capital distributions	(1,340,614)	—
Proceeds from borrowing on Notes payable	76,500,000	—

Net Cash Provided by Financing Activities	159,612,799	17,843,975

Net Change in Cash and Cash equivalents	—	—
Cash and cash equivalents
Beginning of year/period	—	—

End of year/period	$—	$—

See accompanying notes to consolidated financial statements.

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements

June 30, 2013

1. Organization

CM Finance LLC (the “Company”) is a limited liability company organized under the laws of the state of Maryland and commenced operations on March 7, 2012. The Company was formed to invest primarily in the debt of U.S. middle-market companies, maximizing the total return to stockholders in the form of current income and capital appreciation through debt and related equity investments by targeting investment opportunities with favorable risk-adjusted returns.

CM Investment Partners, L.P. (the “Investment Manager”) serves as the investment manager for the Company, and in such capacity, provides investment advisory and certain administrative services for the Company. The Investment Manager is also the Managing Member of the Company and is responsible for the management and control of the Company.

The Company plans to merge with and into CM Finance Inc, an affiliated corporation organized under the laws of the state of Maryland, immediately prior to its initial public offering. CM Finance Inc will be an externally managed, non-diversified closed-end management investment company that intends to file an election to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. CM Finance Inc also intends to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code, for U.S. federal income tax purposes.

Pursuant to a services arrangement, the Investment Manager will use Cyrus Capital Partners, L.P. (“Cyrus”), a Delaware limited Partnership, for services related, but not limited to, trading, execution, research, transaction related analytical support, operations, finance and accounting, legal and compliance, technology and client services.

The Company has been capitalized with a capital commitment from funds (the “Cyrus Funds”) managed by Cyrus.

The Company has consolidated its investments in CM Finance SPV, Ltd (“SPV”), a special purpose vehicle that is used to warehouse certain investments, in accordance with its consolidation policy as discussed in Note 2.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Company.

a. Basis of accounting

The accompanying financial statements are prepared in conformity with U.S. generally accepted accounting principles (“US GAAP”) and all values are stated in United States dollars, unless noted otherwise.

b. Revenue recognition

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

Dividend income is recorded on the ex-dividend date.

Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. Realized gains or losses on the sale of investments are calculated using the specific identification method. The Company reports changes in fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Management reviews all loans that become 90 days or more past due on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although the Investment Manager may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

The Company may hold debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the year ended June 30, 2013 and for the period from March 7, 2012 to June 30, 2012, the Company earned $641,008 and $0 in PIK, respectively.

c. Cash, restricted

The Company deposits its cash in a financial institution and, at times, such balance may be in excess of the Federal Deposit Insurance Corporation insurance limits. The Company has restrictions on the uses of the cash held by SPV based on the terms of the Note Payable. For more information on the Note Payable, see Note 6.

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

d. Investment transactions and expenses

Purchases of bank debt, including revolving credit agreements, are recorded on a fully committed basis until the funded and unfunded portions are known or estimable, which in many cases may not be until settlement.

Expenses are accrued as incurred.

Organizational expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred.

Deferred debt issuance costs, incurred in connection with our notes payable, are deferred and amortized using the straight line method over the life of the notes.

e. Investment valuation

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820—Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its investments and financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 5. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Securities that are traded on securities exchanges (including such securities traded in the after hours market) are valued on the basis of the closing price on the valuation date (if such prices are available). Securities which are traded on more than one securities exchange are valued at the closing price on the primary securities exchange on which such securities are traded on the valuation date (or if reported on the consolidated tape then their last sales price on the consolidated tape). Listed options for which the last sales price falls between the last “bid” and “ask” prices for such options, are valued at their last sales price on the date of the valuation on the primary securities exchange on which such options are traded. Options for which the last sales price on the valuation date does not fall between the last “bid” and “ask” prices are valued at the average of the last “bid” and “ask” prices for such options on that date. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. The Company did not hold any Level 1 investments as of June 30, 2013 or June 30, 2012.

For investments that are not traded on securities exchanges but are traded on the over-the-counter (“OTC”) markets (such as bank debt) are valued using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable) and fundamental data relating to the issuer. Although most of these investments are categorized in Level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

The embedded derivative in the Note Payable from SPV to UBS, AG (“UBS”) and the Total Return Swap (“TRS”) referencing the terms of the Note Payable are valued based on the change in fair value and the underlying accrued interest of the portfolio of assets held in SPV less the accrued interest payable on the financing due to the TRS counterparty, UBS. Consideration has been given to counterparty risk. The Company has assessed the counterparty, UBS, unsecured risk, in the form of credit ratings and the trading level of that risk and has determined that counterparty risk is minimal. The Company also notes that counterparty risk is further mitigated due to the monthly settlement of both the interest portion of the embedded derivative referencing the Note Payable and the TRS. If the Investment Manager were to determine that counterparty risk were material, an adjustment to fair value of the TRS would be made. The embedded derivative in the Note Payable and the TRS have been categorized in Level 3 of the fair value hierarchy. See Notes 5 and 6 for more detail.

Investments for which market quotations are not readily available or may be considered unreliable are fair valued by the Investment Manager, in good faith, using a method determined to be appropriate in the given circumstances. The valuation methods used include the Cost Approach, the Market Approach and the Income Approach. Observable inputs used in these approaches may include, but are not limited to, interest rate yield curves, credit spreads, recovery rates, comparable company transactions, trading multiples, and volatilities. Unobservable inputs used in these approaches may include, but are not limited to, illiquidity discount, PIK discount, yield, broker quotes, implied volatility, recent funding and intrinsic value. The Investment Manager will typically make changes in the valuation method as changes in the underlying company dictates, such as moving from the Cost Approach to Market Approach when underlying conditions change at the company. Because of the inherent uncertainty of valuation in these circumstances, the estimated fair values for the aforementioned investments may differ significantly from values that would have been used had a ready and liquid market for such investments existed or from the amounts that might ultimately be realized, and such differences could be material. At June 30, 2013 and June 30, 2012, investments fair valued in good faith by the Investment Manager based on a management developed models represented approximately 33% and 55% of Members’ Capital, respectively.

The Company’s valuation policies and procedures are developed by the Investment Manager, which is also responsible for ensuring that the valuation policies and procedures are consistently applied across all investments of the Company. The valuation process for Level 3 investments is completed on a monthly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight and review. The valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Manager responsible for the portfolio investment. The investment professionals prepare the valuations based on their evaluation of financial and operating data, company specific developments, market valuations of comparable securities from the same company or that of comparable companies as well as any other relevant factors including recent purchases and sales that may have occurred preceding month-end. Valuation models are typically calibrated upon initial funding, and are re-calibrated accordingly upon subsequent material events (including, but not limited to additional financing activity, changes in comparable companies, and recent trades). The preliminary valuation conclusions are then documented and discussed with senior management of the Investment Manager. Independent valuation firms engaged by the Investment Manager conduct independent appraisals and review the Investment Manager’s preliminary valuations and make their own independent assessment. The Investment Manager’s Valuation Committee (consisting of all of the partners of the Investment Manager) then reviews the

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

preliminary valuations of the Investment Manager and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments. The Valuation Committee discusses the valuations and determines the fair value of each investment in good faith based on the input of the Investment Manager and the respective independent valuation firm. The Investment Manager has also engaged third party valuation service providers to provide independent valuations on a quarterly basis for all of the Level 3 investments reviewed by the Valuation Committee.

For more information on the classification of the Company’s investments by major categories, see Note 5.

The fair value of the Company’s assets and liabilities which qualify as financial instruments under US GAAP approximates the carrying amounts presented in the Statement of Financial Condition.

f. Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments and other amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Company’s financial statements are reasonable and prudent. Actual results could differ materially from these estimates.

g. Income taxes

The Company is not subject to federal, state or local income taxes. Members are individually liable for the taxes on their share of the Company’s income. As a result, no income tax liability or expense has been recorded in the accompanying financial statements.

US GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. The Company’s policy is to recognize accrued interest and penalties associated with uncertain tax positions as part of the tax provision.

The Investment Manager has analyzed such tax positions and has concluded that no unrecognized tax benefits should be recorded for uncertain tax positions for tax years that may be open for the periods ended June 30, 2012 and 2013. This conclusion may be subject to review and adjustment at a later date based on factors, including but not limited to, ongoing analysis and changes to laws, regulations, and interpretations thereof.

h. Consolidation

The Company consolidates its controlled and wholly owned subsidiaries. Accordingly, the Company consolidated SPV, since the Company owns 100% of the equity of SPV. All material inter-company balances and transactions have been eliminated.

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

3. New accounting pronouncements

During 2012, the Company adopted Accounting Standards Update 2011-04 ‘Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and IFRS’ (ASU 2011-04). ASU 2011-04 requires additional disclosure such as quantitative information about the significant unobservable inputs used for all Level 3 measurements. While the update had an impact on the Company’s financial statement disclosures, it did not have an impact on the Company’s financial condition, results of operations, members’ capital or cash flows.

4. Due from and due to broker

Due from and due to brokers consists of cash in U.S. dollars and the amounts receivable or payable for securities transactions pending settlement at the end of the year.

The Company’s principal trading activities are primarily with brokers and other financial institutions located in North America.

5. Investments

The Company’s investments at any time may include securities and other financial instruments or other assets of any sort, including, without limitation, corporate and government bonds, convertible securities, collateralized loan obligations, bank loans, trade claims, equity securities, privately negotiated securities, direct placements, warrants, and investment derivatives (such as credit default swaps, recovery swaps, total return swaps, options, forward contracts, and futures) (all of the foregoing collectively referred to in these financial statements as “investments”).

a. Certain risk factors

In the ordinary course of business, the Company manages a variety of risks including market risk, liquidity risk and credit risk. The Company identifies, measures and monitors risk through various control mechanisms, including trading limits and diversifying exposures and activities across a variety of instruments, markets and counterparties.

Market risk is the risk of potential adverse changes to the value of financial instruments because of changes in market conditions, including as a result of changes in the credit quality of a particular issuer, credit spreads, interest rates, and other movements and volatility in security prices or commodities. In particular, the Company invests in issuers that are experiencing or have experienced financial or business difficulties (including difficulties resulting from the initiation or prospect of significant litigation or bankruptcy proceedings), which involves significant risks. The Company manages its exposure to market risk through the use of risk management strategies and various analytical monitoring techniques.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

Credit risk is the potential loss the Company may incur from a failure of an issuer to make payments according to the terms of a contract. The Company is subject to credit risk because of its strategy of investing in the debt of leveraged companies and its involvement in derivative instruments. The Company’s exposure to credit risk on its investments is limited to the fair value of the investments. The Company’s TRS contract is executed pursuant to an International Swaps and Derivatives Association (“ISDA”) master agreement that the Company currently has in place with UBS. At June 30, 2013, the Company had all of its counterparty credit risk associated with non-performance for swaps with UBS. With regard to derivatives, the Investment Manager attempts to limit the Company’s credit risk by considering its counterparty’s (or its guarantor’s) credit rating. The Company’s policy is to not hold counterparty collateral on ISDA agreements, but would do so if the exposure were material.

b. Investments

The composition of the Company’s investments as of June 30, 2013 as a percentage of the total portfolio, at amortized cost and fair value are as follows:

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$74,730,786	63.25%	$74,807,541	62.75%
Senior Secured Second Lien Term Loans	23,231,204	19.66%	23,448,281	19.67%
Senior Secured Notes	19,783,415	16.75%	20,397,491	17.11%
Warrants	397,557	0.34%	555,971	0.47%
Total Return Swap	—	0.00%	843,864	0.71%
Embedded Derivative—Notes Payable	—	0.00%	(843,864)	-0.71%

Total	$118,142,962	100.00%	$119,209,284	100.00%

The composition of the Company’s investments as of June 30, 2012 as a percentage of the total portfolio, at amortized cost and fair value are as follows:

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$21,577,936	100.00%	$21,571,479	100.00%

Total	$21,577,936	100.00%	$21,571,479	100.00%

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

The following table shows the portfolio composition by industry grouping at fair value at June 30, 2013:

	Investments at Fair Value	Percentage of Total Portfolio
Airlines	$10,821,045	9.08%
Automobiles and Components	15,680,000	13.15%
Diversified Financial Services	6,572,937	5.51%
Oil and Gas	28,085,722	23.56%
Pipelines	10,050,000	8.43%
Telecommunications	36,128,920	30.31%
Trucking and Leasing	11,870,660	9.96%

Total	$119,209,284	100.00%

The following table shows the portfolio composition by industry grouping at fair value at June 30, 2012:

	Investments at Fair Value	Percentage of Total Portfolio
Oil and Gas	$10,000,000	46.36%
Pipelines	5,025,000	23.29%
Trucking and Leasing	6,546,479	30.35%

Total	$21,571,479	100.00%

The following table shows the portfolio composition by geographic grouping at fair value at June 30, 2013:

	Investments at Fair Value	Percentage of Total Portfolio
Midwest	$43,038,160	36.11%
West	10,821,045	9.08%
Southwest	18,113,305	15.19%
Northeast	10,050,000	8.43%
Mid-Atlantic	37,186,774	31.19%

Total	$119,209,284	100.00%

The following table shows the portfolio composition by geographic grouping at fair value at June 30, 2012:

	Investments at Fair Value	Percentage of Total Portfolio
Midwest	$6,546,479	30.35%
Southwest	10,000,000	46.36%
Northeast	5,025,000	23.29%

Total	$21,571,479	100.00%

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

c. Derivatives

Derivative contracts include total return swaps and embedded derivatives in Notes Payable. The Company enters into derivative contracts as part of its investment strategies.

The Company and UBS entered into a TRS whereby the Company will receive the Total Return of the Notes (as defined in Note 6) purchased by UBS and pay the Financing Rate (as defined in Note 6). Therefore, amounts required for the future satisfaction of the swaps may be greater or less than the amount recorded. Realized and change in unrealized gains and losses on total return swaps, if any, are included in the net realized gain on derivatives, and net change in unrealized appreciation (depreciation) on derivatives in the Consolidated Statement of Operations.

The Company has determined that the Note Payable from SPV to UBS (discussed further in Note 6) contains an embedded derivative. SPV is obligated to pay UBS the pro rata net appreciation (depreciation) of the SPV Assets as well as pay any interest income generated by the SPV Assets until maturity. Therefore, amounts required for the future satisfaction of the note may be greater or less than the amount recorded. Realized and change in unrealized gains and losses on the embedded derivative, if any, are included in the net realized gain on derivatives, and net change in unrealized appreciation (depreciation) on derivatives in the Consolidated Statement of Operations.

The following table reflects the fair value and notional amount or number of contracts of the Company’s derivative contracts, none of which were designated as hedging instruments under US GAAP, which are presented a gross basis, at June 30, 2013. The Company did not hold any derivative positions at June 30, 2012.

	Assets	Liabilities	Notional	Contracts
Total Return Swap	$843,864	$—	76,500,000	1
Embedded derivative
Note Payable	—	843,864	76,500,000	1

Gross fair value of derivative contracts	$843,864	$843,864

In the preceding table, the number of contracts as of June 30, 2013 is reflective of the volume of derivatives activity during the year.

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

The following table reflects the amount of gains (losses) on derivatives included in the Statement of Operations for the year ended June 30, 2013. None of the derivatives were designated as hedging instruments under US GAAP. The Company did not hold any derivative positions during the period ended June 30, 2012.

Included in net change in unrealized appreciation (depreciation) on derivatives
Total Return Swap	$843,864
Embedded derivative
Note Payable	(843,864)

Total	$0

d. Fair value measurements

ASC 820 defines fair value as the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a framework for measuring fair value and a valuation hierarchy that prioritizes the inputs used in the valuation of an asset or liability based upon their transparency. The valuation hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Classification within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s assets and liabilities measured at fair value have been classified in the following three categories:

Level 1 – valuation is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2 – valuation is based on inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, such as (a) quoted prices for similar assets or liabilities in active markets; (b) quoted prices for identical or similar assets or liabilities in markets that are not active, that is, markets in which there are few transactions for the asset or liability, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly; (c) inputs other than quoted prices that are observable for the asset or liability; or (d) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 – valuation is based on unobservable inputs for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date. However, the fair value measurement objective remains the same, that is, an exit price from the perspective of a market participant that holds the asset or owes the liability. Therefore, unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Unobservable inputs are developed based on the best information available in the circumstances, which might include the Company’s own data. The Company’s own data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the market and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The following table summarizes the classifications within the fair value hierarchy of the Company’s assets and liabilities measured at fair value as of June 30, 2013:

	Fair Value Measurements as of June 30, 2013
Assets	Level 1	Level 2	Level 3*	Total
Investments
Senior Secured First Lien Term Loans	$—	$—	$74,807,541	$74,807,541
Senior Secured Second Lien Term Loans	—	—	23,448,281	23,448,281
Senior Secured Notes	—	—	20,397,491	20,397,491
Warrants	—	—	555,971	555,971

Total Investments	—	—	119,209,284	119,209,284
Derivatives
Total Return Swap	—	—	843,864	843,864

Total Derivatives	—	—	843,864	843,864

Total Assets	$—	$—	$120,053,148	$120,053,148

Liabilities
Derivatives
Embedded Derivative—
Note Payable	—	—	843,864	843,864

Total Derivatives	—	—	843,864	843,864

Total Liabilities	$—	$—	$843,864	$843,864

*	Total Level 3 includes fair value of unfunded commitments of $16,832,435 on revolving credit facilities and delayed draw term loan facilities.

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

The following table summarizes the classifications within the fair value hierarchy of the Company’s assets and liabilities measured at fair value as of June 30, 2012:

	Fair Value Measurements as of June 30, 2012
Assets	Level 1	Level 2	Level 3	Total
Investments
Senior Secured First Lien Term Loans	$—	$—	$21,571,479	$21,571,479

Total investments	—	—	21,571,479	21,571,479

Total Assets	$—	$—	$21,571,479	$21,571,479

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs:

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Senior Secured Notes	Warrants	Total
Balance as of March 7, 2012	$—	$—	$—	$—	$—
Purchases	33,210,324	—	—	—	33,210,324
Sales	(11,643,901)	—	—	—	(11,643,901)
Amortization	11,403	—	—	—	11,403
Net realized gains	110	—	—	—	110
Net change in unrealized (depreciation)	(6,457)	—	—	—	(6,457)

Balance as of June 30, 2012	$21,571,479	$—	$—	$—	$21,571,479
Purchases	86,991,984	26,829,052	19,737,082	397,557	133,955,675
Sales	(34,543,042)	(3,693,027)	—	—	(38,236,069)
Amortization	14,935	2,889	46,334	—	64,158
Net realized gains	688,972	92,290	—	—	781,262
Net change in unrealized appreciation	83,213	217,077	614,075	158,414	1,072,779

Balance as of June 30, 2013	$74,807,541	$23,448,281	$20,397,491	$555,971	$119,209,284

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

	Total Return Swap	Embedded derivative—Note Payable	Total Derivatives
Balance as of June 30, 2012	$—	$—	$—
Purchases	—	—	—
Sales	—	—	—
Amortization	—	—	—
Net realized gains	—	—	—
Net change in unrealized appreciation	843,864	(843,864)	—

Balance as of June 30, 2013	$843,864	$(843,864)	$—

Transfers into Level 3 during or at the end of the reporting year are reported under Level 1 or Level 2 as of the beginning of the year. Transfers out of Level 3 during or at the end of the reporting year are reported under Level 3 as of the beginning of the year. Changes in unrealized gains (losses) relating to Level 3 instruments are included in unrealized appreciation (depreciation) on investments and derivatives on the Consolidated Statement of Operations.

During the year ended June 30, 2013 and the period ended June 30, 2012, the Company did not transfer any investments between Levels 1 and 2 and 3.

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

The following table presents the changes in unrealized gains (losses) relating to Level 3 assets and liabilities still held as of June 30, 2013 and 2012. Both observable and unobservable inputs may be used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the unrealized gains and losses within the Level 3 category presented in the table below may include changes in fair value that were attributable to both observable and unobservable inputs.

	Changes in unrealized gains/(losses) relating to assets and liabilities still held as of June 30,
	2013	2012
Assets
Investments
Senior Secured First Lien Term Loans	$171,819	$(6,457)
Senior Secured Second Lien Term Loans	217,077	—
Senior Secured Notes	614,075	—
Warrants	158,414	—

Total Investments	1,161,385	(6,457)

Derivatives
Total Return Swap	843,864	—

Total Derivatives	843,864	—

Total Assets	$2,005,249	$(6,457)

Liabilities
Derivatives
Embedded Derivative—
Note Payable	$843,864	$—

Total Derivatives	843,864	—

Total Liabilities	$843,864	$—

For June 30, 2012, the Company used a market comparables model to value its Level 3 investment in bank debt. The unobservable input used was a yield of 7.3%.

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

The following table presents the ranges of significant unobservable inputs used to value the Company’s Level 3 investments as of June 30, 2013. These ranges represent the significant unobservable inputs that were used in the valuation of each type of investment. These inputs are not representative of the inputs that could have been used in the valuation of any one investment. For example, the highest PIK discount presented in the table for corporate fixed income is appropriate for valuing a specific investment but may not be appropriate for valuing any other investment. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 investments.

	Fair Value as of June 30, 2013	Valuation Methodology	Unobservable Input(s)	Weighted Average	Range
Senior Secured First Lien Term Loans	$74,807,541	Indicative Market Quotation	Broker quotes	N/A	N/A
Senior Secured Second Lien Term Loans	23,448,281	Indicative Market Quotation	Broker quotes	N/A	N/A
Senior Secured Notes	10,425,074	Market Comparables	Illiquidity discount	3%	3%
			PIK discount	2.2%	1.5% - 3%
			Yield	7.3%	7.3%
	9,972,417	Indicative Market Quotes	Broker quotes	N/A	N/A
Warrants	395,971	Market Comparables	Implied volatility	37%	37%
	160,000	Other Approach	Recent funding	N/A	N/A
Total Return Swap	843,864	Other Approach	Intrinsic value	N/A	N/A
Embedded Derivative—Note Payable	(843,864)	Other Approach	Intrinsic value	N/A	N/A

Fair value measurements categorized within Level 3 are sensitive to changes in the assumptions or methodology used to determine fair value and such changes could result in a significant increase or decrease in the fair value. Significant increases in illiquidity discounts, PIK discounts and market yields would result in significantly lower fair value measurements. Significant increases in implied volatility would result in significantly higher fair value measurements.

6. Note payable (Financing Facility)

On May 23, 2013, as amended on June 6, 2013, the Company, through SPV, entered into a $76.5 million financing transaction (the “Financing Facility”) due May 22, 2016 with UBS. The Financing Facility is collateralized by the portion of the Company’s assets held by SPV (the “SPV Assets”) and pledged as collateral as noted in the Consolidated Schedule of Investments. The Company will pay interest on the face amount of the Financing Facility monthly at a rate of one-month LIBOR plus a spread that increases from 1.63% per annum from May 23, 2013 to July 14, 2013 to 1.97% per annum from July 15, 2013 to August 14, 2013 to 2.85% per annum from August 15, 2013 through the end of the term (the “Financing Rate”).

This financing transaction was executed in two steps:

First, the Company organized SPV, a consolidated wholly owned bankruptcy remote special-purpose vehicle in the Cayman Islands to purchase the SPV Assets through (i) the issuance and

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

sale of notes secured by the SPV Assets (the “Notes”) to UBS and the Company and (ii) the transfer of cash to the Company. UBS purchased Notes with a face value of $76.5 million, which represent 51% of the Notes issued and outstanding, for $76.5 million in cash. The Company purchased Notes with a face value of $73.5 million (which are eliminated in consolidation), which represent 49% of the Notes issued and outstanding, in exchange for assets with a fair market value of $92.2 million, while receiving cash of $18.7 million. Under the terms of the indenture under which the Notes were issued (the “Indenture”), the holders of the Notes are entitled to (i) periodic interest payments equal to their pro rata portion of the interest collected on the assets held by SPV and (ii) their pro rata portion of the net appreciation (depreciation) on the SPV Assets at maturity of the derivative contract (together, the “Total Return of the Notes”). This represents the embedded derivative in the Note Payable from SPV to UBS.

Second, the Company and UBS entered into a total return swap transaction (the “TRS”) whereby the Company will receive the Total Return of the Notes purchased by UBS and pay the Financing Rate.

Cash, restricted (as shown on the Consolidated Statement of Financial Condition) shall be held by the trustee of the Financing Facility and is restricted to purchases of investments by SPV that must meet certain eligibility criteria identified by the Indenture. At June 30, 2013, the carrying amount of the Notes approximates the fair value. For the year ended June 30, 2013, the weighted average outstanding debt balance and the weighted average stated interest rate was $8.4 million and 0.19%, respectively.

7. Indemnification, guarantees, commitments and contingencies

In the normal course of business, the Company enters into contracts which provide a variety of representations and warranties, and which provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Company under these arrangements is unknown as it would involve future claims that may be made against the Company; however, based on the Company’s experience the risk of loss is remote and no such claims are expected to occur. As such, the Company has not accrued any liability in connection with such indemnifications.

Loans purchased by the Company may include revolving credit agreements or other financing commitments obligating the Company to advance additional amounts on demand. As of June 30, 2013 and June 30, 2012, the Company held unfunded commitments in the amount of approximately $16.8 million and $0 respectively.

The following table details the unfunded commitments as of June 30, 2013:

Investments	Principal	Amortized Cost	Fair Value
MF Global Holdings, Ltd. Exit Facility, 5.00%, due 12/4/2014	$(4,007,888)	$(109,645)	$(40,079)
YRC Worldwide, Inc. Letter of Credit, 7.5%, due 3/31/2015	$(12,824,547)	(105,753)	(384,737)

Total Unfunded Commitments		$(215,398)	$(424,816)

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

8. Related party transactions

The Managing Member is responsible for the Company’s Members’ Capital calculation, investment policy, valuation policy, performance of the Company and supervision of the conduct of its affairs.

The Company pays (or reimburses the Investment Manager or Cyrus) for investment expenses, legal expenses, systems and technology, auditing and tax preparation expenses, organizational expenses, expenses relating to the offering and sale of the limited company interests in the Company and extraordinary expenses. Expenses incurred by the Company which are of benefit to one or more other investment vehicles managed by the Investment Manager or its affiliates are allocated among such other investment vehicles on a pro rata basis generally in accordance with the relative amount of investment capital of such other investment vehicles. The Company has not utilized soft dollar arrangements to pay for any third party expenses.

The Company does not currently pay a management or incentive fee. As mentioned in Note 1, the Company plans to merge with and into CM Finance Inc, an entity which will pay management and incentive fees. If the Company had paid incentive fees similar to CM Finance Inc, the Company would have paid $23 for the period ended June 30, 2012 and $669,170 for the year ended June 30, 2013. If the Company had paid management fees similar to CM Finance Inc, the Company would have paid $74,375 for the period ended June 30, 2012 and $965,280 for the year ended June 30, 2013.

9. Financial highlights

The following represents the total returns and ratios to average members’ capital:

	Year ended June 30, 2013	Period from March 7, 2012 to June 30, 2012
Total return	16.16%	2.58%
Ratio of net investment income to average members’ capital	11.11%	2.06%
Ratio of total expenses to average members’ capital	(1.14%)	(1.34%)
Portfolio turnover rate	68.37%	69.68%

Total return is calculated based on a time-weighted rate of return methodology for the members, and is not annualized. Total return is reflected after all investment-related and operating expenses. An individual member’s return may vary from these returns based on the timing of capital transactions. The ratios to average members’ capital are calculated based on the monthly average members’ capital during the period.

CM FINANCE LLC AND SUBSIDIARY

Notes to Consolidated Financial Statements (continued)

The following represents supplemental ratios and data:

	Year ended June 30, 2013	Period from March 7, 2012 to June 30, 2012
Ratio of operating expenses to average members’ capital	(1.12%)	(1.34%)
Ratio of credit facility related expenses to average members’ capital	(0.29%)	0.00%

	(in thousands)
Members’ capital at end of period/year	$87,251	$18,142
Average members’ capital	$55,294	$14,790

10. Correction of an Immaterial Error

The Company’s consolidated financial statements for the year ended June 30, 2013 have been corrected to separately account for an embedded derivative within the Note Payable, as well as the TRS entered into as part of the Financing Facility (see Note 6). The Company has bifurcated the embedded derivative from the Note Payable and separately recorded on the Consolidated Statement of Financial Condition the fair value of the embedded derivative and the TRS, and included the derivatives on the Consolidated Schedule of Investments.

The correction results in an $843,864, or 0.45%, increase in total assets, and a corresponding $843,864, or 0.85%, increase in total liabilities. The correction has no effect on the calculation of the Company’s Members’ Capital, Net Income, Cash Flows or Financial Highlights.

11. Subsequent Events

As required by US GAAP, the Company evaluated subsequent events through the date of issuance.

The Company amended the terms of the Financing Facility to add a $50.0 million revolving financing (the “Revolving Financing”), which expires on December 4, 2015. The Revolving Financing bears interest at a rate of (a) 2.10% per annum from December 4, 2013 through December 4, 2014 and (b) 1.60% per annum from December 5, 2014 through the term of the Revolving Financing. With respect to undrawn amounts, the Company will pay interest monthly on the daily average of amounts that are not drawn on the Revolving Financing at a rate of 0.50%.

As discussed in Note 1, the Company plans to merge with and into CM Finance Inc immediately prior to its initial public offering.

6,666,666 Shares

CM Finance Inc

Common Stock

PRELIMINARY PROSPECTUS

RAYMOND JAMES

KEEFE, BRUYETTE & WOODS

A Stifel Company

OPPENHEIMER & CO.

STEPHENS INC.

WUNDERLICH SECURITIES

                , 2014

[ALTERNATE PAGE FOR MARKET-MAKING PROSPECTUS]

CM Finance Inc

Common Stock

This prospectus, as it may be supplemented from time to time, has been prepared by CM Finance Inc and may be used by Keefe, Bruyette & Woods, Inc., our affiliate, or any broker-dealer affiliate in connection with offers and sales of our common stock, par value $0.001, in secondary market transactions in our common stock, including market-making transactions as may be effected from time to time to the extent permitted by applicable law. However, neither Keefe, Bruyette & Woods, Inc. nor any broker-dealer affiliate is obligated to make a market in our common stock, and if any does so, it may discontinue any market-making activities at any time without notice, in its sole discretion. To the extent Keefe, Bruyette & Woods, Inc. or any other broker-dealer affiliate chooses to act as a market-maker, it may act as principal or agent in such transactions, including as agent for the counterparty when acting as principal or as agent for both counterparties, and may receive compensation in the form of discounts and commissions, including from both counterparties, when it acts as agent for both. Such sales will be made at prevailing market prices at the time of sale, at prices related thereto or at negotiated prices. We will not receive any proceeds from such secondary market offers and sales.

We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.”

Investing in our common stock involves an extremely high degree of risk and should be considered highly speculative. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in “Risk Factors” beginning on page 23 of this prospectus.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Our shares of common stock have no history of public trading. Our common stock has been approved for listing on The Nasdaq Global Select Market under the symbol “CMFN.”

KEEFE, BRUYETTE & WOODS

A Stifel Company

The date of this prospectus is                     , 2014.

A-1

[ALTERNATE PAGE FOR MARKET-MAKING PROSPECTUS]

USE OF PROCEEDS

This prospectus is being delivered in connection with the sale of our common stock, par value $0.001, by Keefe, Bruyette & Woods, Inc. or a broker-dealer affiliate in connection with market-making transactions. We will not receive any of the proceeds from these transactions.

PLAN OF DISTRIBUTION

This prospectus has been prepared for use by Keefe, Bruyette & Woods, Inc. or any broker-dealer affiliate in connection with offers and sales of our common stock in market-making transactions effected from time to time. Keefe, Bruyette & Woods, Inc. or any broker-dealer affiliate may act as principal or agent in such transactions. Such sales will be made at prevailing market prices at the time of sale, at prices related thereto or at negotiated prices. We will not receive any of the proceeds from such sales.

Information about the trade and settlement dates, as well as the purchase price, for a market-making transaction will be provided to the purchaser in a separate confirmation of sale.

Keefe, Bruyette & Woods, Inc. is a member of FINRA. Keefe, Bruyette & Woods, Inc. is a subsidiary of Stifel Financial Corp., and Stifel Venture Corp, another subsidiary of Stifel Financial Corp and a sister company to Keefe, Bruyette & Woods, Inc., owns approximately 17.2% of our outstanding shares as of the date of this prospectus. Therefore, Keefe, Bruyette & Woods, Inc. is our affiliate within the meaning of applicable FINRA rules. In connection with our initial public offering, we agreed to file a “market-making” prospectus in order to enable Keefe, Bruyette & Woods, Inc. or any broker-dealer affiliate to engage in market-making activities for our common stock. We have agreed to indemnify Keefe, Bruyette & Woods, Inc. against certain liabilities, including liabilities under the Securities Act, and to contribute payments which Keefe, Bruyette & Woods, Inc. might be required to make in connection with the market- making activities.

We are considered a “direct participation program” within the meaning of FINRA Rule 2310, which, among other provisions, requires that a FINRA member affiliated with us, such as Keefe, Bruyette & Woods, Inc., may not confirm sales of shares pursuant to this prospectus to accounts in which it exercises discretionary authority without the prior written consent of the customer.

Keefe, Bruyette & Woods, Inc. is not obligated to make a market in our common stock and may discontinue any market-making at any time without notice, in its sole discretion.

A-2

[ALTERNATIVE PAGE FOR MARKET-MAKING PROSPECTUS]

CM Finance Inc

Common Stock

PROSPECTUS

KEEFE, BRUYETTE & WOODS

A Stifel Company

                , 2014

CM Finance Inc PART C OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial statements

None.

(2) Exhibits

(a)(1)	Amended and Restated Articles of Incorporation(1)

(b)(1)	Bylaws(1)

(c)	Irrevocable Proxy of the Cyrus Funds(1)

(d)	Form of Stock Certificate(1)

(e)	Form of Dividend Reinvestment Plan(1)

(f)	Not applicable

(g)(1)	Form of Investment Advisory Agreement between Registrant and CM Investment Partners LLC(1)

(g)(2)	Collateral Management Agreement, dated as of May 23, 2013, by and between CM Finance SPV Ltd and CM Investment Partners, LP(1)

(g)(3)	Form of Letter Agreement between the Registrant and CM Investment Partners LLC

(h)	Form of Underwriting Agreement

(i)	Not applicable

(j)	Form of Custody Agreement(1)

(k)(1)	Form of Administration Agreement between Registrant and CM Investment Partners LLC(1)

(k)(2)	Form of License Agreement between the Registrant and CM Investment Partners LLC(1)

(k)(3)	Form of Indemnification Agreement between the Registrant and the Directors(1)

(k)(4)	2002 Master Agreement, dated as of May 20, 2013, between Registrant and UBS AG(1)

(k)(5)	Indenture, dated as of May 23, 2013, between CM Finance SPV Ltd., as Issuer and State Street Bank and Trust Company, as Trustee(1)

(k)(6)	Master Assignment and Participation Agreement, dated as of May 23, 2013 between Registrant and CM Finance SPV Ltd.(1)

(k)(7)	Collateral Administration Agreement, dated as of May 23, 2013 by and among CM Finance SPV Ltd., CM Investment Partners, LP and State Street Bank and Trust Company(1)

(k)(8)	Amended and Restated Confirmation Letter Agreement, dated as of May 23, 2013, between UBS, AG and CM Finance LLC(1)

(k)(9)	Contribution Agreement, dated as of May 23, 2013, between CM Finance LLC and State Street Bank and Trust Company(1)

(k)(10)	First Supplemental Indenture, dated as of June 6, 2013, between CM Finance SPV Ltd., as Issuer and State Street Bank and Trust Company, as Trustee(1)

(k)(11)	Amended and Restated Indenture, dated as of December 4, 2013, between CM Finance SPV Ltd., as Issuer and State Street Bank and Trust Company, as Trustee(1)

(k)(12)	Revolving Credit Note Agreement, dated as of December 4, 2013, by and among CM Finance SPV Ltd., State Street Bank and Trust Company and the noteholders party thereto(1)

(k)(13)	Amendment Agreement, dated as of December 4, 2013, between CM Finance SPV Ltd. and State Street Bank and Trust Company(1)

(k)(14)	Amendment Agreement to 2002 ISDA Master Agreement, dated as of December 4, 2013 between Registrant and UBS AG(1)

(k)(15)	Omnibus Amendment Agreement, dated as of December 4, 2013, by and between CM Finance SPV Ltd. and State Street Bank and Trust Company(1)

(k)(16)	Form of Assignment of Collateral Management Agreement by and among CM Investment Partners, LP and CM Investment Partners LLC

(k)(17)	Form of Assignment of Collateral Administration Agreement by and among CM Investment Partners, LP and CM Investment Partners LLC

(k)(18)	Registration Right Agreement, dated as of December 17, 2013, between Registrant and certain stockholders(1)

(k)(19)	Stockholder Agreement, dated as of December 17, 2013, between the Registrant and Stifel Venture Corp.(1)

(l)(1)	Form of Opinion and Consent of Sutherland Asbill & Brennan LLP, counsel for Registrant(1)

(m)	Not applicable

(n)(1)	Consent of Ernst & Young LLP

(n)(2)	Report of Ernst & Young LLP with respect to the “Senior Securities” table(1)

(n)(3)	Consent of Proposed Director - Stephan Kuppenheimer

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)(1)	Code of Ethics of CM Finance Inc(1)

(r)(2)	Code of Ethics of CM Investment Partners LLC(1)

(1)	Previously filed.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$14,812
FINRA filing fee	17,750
Nasdaq Global Select Market Select listing fees	5,000
Printing expenses (1)	250,000
Accounting fees and expenses (1)	100,000
Legal fees and expenses (1)	800,000
Miscellaneous (1)	12,438

Total	$1,200,000

(1)	These amounts are estimates.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Company’s common stock as of December 31, 2013.

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	1

Item 30. Indemnification

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s Amended and Restated Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, CM Investment Partners LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of CM Investment Partners LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors will be set forth in its Form ADV to be filed with the Securities and Exchange Commission.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the Registrant, CM Finance Inc, 399 Park Avenue, 39th Floor, New York, New York 10022;

(2) the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;

(3) the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110; and

(4) the Adviser, CM Investment Partners, LP, 399 Park Avenue, 39th Floor, New York, New York 10022.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1) The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(a) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(b) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, the Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus; and

(c) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) Not applicable.

(4) Not applicable.

(5) The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in New York City, in the State of New York, on the 24th day of January 2014.

CM Finance Inc
/s/ Michael C. Mauer
By:	Name: Michael C. Mauer Title: Chief Executive Officer and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Michael C. Mauer Michael C. Mauer	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	January 24, 2014

/s/ Christopher E. Jansen Christopher E. Jansen	President, Secretary and Director	January 24, 2014

/s/ Anthony Scire Anthony Scire	Interim Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	January 24, 2014

* Keith Lee	Director	January 24, 2014

* Julie Persily	Director	January 24, 2014

* Robert Ryder	Director	January 24, 2014

* Robert Wagner	Director	January 24, 2014

* Signed by Michael C. Mauer pursuant to a power of attorney signed by each individual on November 15, 2013.